UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-07064

Exact name of registrant as specified in charter:	The Target Portfolio Trust

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2004

Date of reporting period:	12/31/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

The TARGET Portfolio Trust®

Annual Report

December 31, 2004

TARGET

A STRUCTURED AND PERSONALIZED INVESTMENT PROGRAM

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Trust’s portfolios’ securities are for the period covered by this report and are subject to change thereafter.

Dear TARGET Shareholder:	February 14, 2005

We hope that you find the Annual report for The TARGET Portfolio Trust informative and useful. Today many investors may be asking where they can find new growth opportunities. As a TARGET shareholder, we believe that you are uniquely positioned for domestic and global growth opportunities because you already have a strategic investment plan in place.

The TARGET program’s structured and professional approach to investing helps you “tune out” the noise of current market developments and allows you to concentrate on what’s really important—your long-term goals. It started with a personal plan that you and your financial professional constructed based on your reasons for investing, the time you have to reach your goals, and the level of risk you were willing to assume. Your financial professional worked closely with you to develop an appropriate asset allocation, and then the rest was relatively simple because there is a corresponding TARGET portfolio for each asset class. The managers for each portfolio are carefully chosen and are monitored by our team of experienced investment management analysts. These firms are among the leading institutional money managers available whose typical clients include pension funds, Fortune 500 companies, and very wealthy individuals.

Your TARGET program also evolves with your changing needs. Your financial professional should help you track your plan’s progress, stay informed of important developments, and assist you in determining whether you need to modify your portfolio. In these ways and more, the TARGET program seeks to make your investment goals a reality.

Thank you for your continued confidence.

Sincerely,

Judy A. Rice, President

The TARGET Portfolio Trust

THE TARGET PORTFOLIO TRUST	1

Equity Portfolios Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retail investors is 1.50%.

Equity Portfolios for years ended 12/31/04
	Total Returns[1] (Without TARGET Program Fee)	Average Annual Total Returns[1] (With TARGET Program Fee)
	One Year	One Year	Five Years	Ten Years
Large Capitalization Growth Portfolio	3.78%	2.23%	–9.19%	8.97%
S&P 500 Index[2]	10.87	10.87	–2.30	12.07
Russell 1000 Growth Index[2]	6.30	6.30	–9.29	9.59
Lipper Large-Cap Core Funds Avg.[3]	7.79	7.79	–3.45	9.98

Large Capitalization Value Portfolio	18.87%	17.10%	7.32%	11.02%
S&P 500 Index[2]	10.87	10.87	–2.30	12.07
Russell 1000 Value Index[2]	16.49	16.49	5.27	13.83
Lipper Multi-Cap Value Funds Avg.[3]	14.39	14.39	5.36	11.86

Small Capitalization Growth Portfolio	15.03%	13.32%	–4.88%	5.53%
Russell 2000 Index[2]	18.33	18.33	6.61	11.54
Russell 2000 Growth Index[2]	14.31	14.31	–3.57	7.12
Lipper Small-Cap Growth Funds Avg.[3]	10.65	10.65	–1.82	9.44

Small Capitalization Value Portfolio	24.02%	22.17%	17.60%	14.07%
Russell 2000 Index[2]	18.33	18.33	6.61	11.54
Russell 2000 Value Index[2]	22.25	22.25	17.23	15.17
Lipper Small-Cap Core Funds Avg.[3]	18.38	18.38	10.33	12.96

International Equity Portfolio	15.23%	13.51%	–3.31%	5.08%
MSCI EAFE Index[2]	20.25	20.25	–1.13	5.62
Lipper International Funds Avg.[3]	20.14	20.14	–0.44	6.10

1Source: Prudential Investments LLC and Lipper Inc. Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each portfolio. The one-year total returns do not reflect a deduction for the annual TARGET program fee. Returns would be lower if the fee were deducted. The average annual total returns for the TARGET portfolios assume the imposition of the

2	THE TARGET PORTFOLIO TRUST

maximum TARGET annual advisory fee of 1.50% for equity portfolios for retail investors. The maximum advisory fee for retirement accounts is 1.25% of equity portfolio assets. Returns in the table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or following the redemption of portfolio shares.

2Investors cannot invest directly in an index. The returns for the benchmark indexes would be lower if they reflected deductions for TARGET program fees, portfolio operating expenses, sales charges, or taxes. The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Russell 2000 Index is an unmanaged index of the stocks of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how the stock prices of smaller companies have performed. The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this index generally have higher price-to-book and price-to-earnings ratios. The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stocks have performed.

3The Lipper averages represent returns based on an average of all funds in the respective Lipper categories for the periods noted. The returns for the Lipper averages would be lower if they reflected deductions for TARGET program fees, portfolio operating expenses, sales charges, or taxes. Large-Cap Core funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index. Multi-Cap Value funds invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio and three-year sales-per-share growth value compared with the S&P 500 Index. Small-Cap Growth funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index. Small-Cap Core funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index. International funds invest their assets in securities with primary trading markets outside of the United States.

THE TARGET PORTFOLIO TRUST	3

Fixed Income Portfolios Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retirement accounts is 1.35%.

Fixed Income Portfolios for years ended 12/31/04
	Total Returns[1] (Without TARGET Program Fee)	Average Annual Total Returns[1] (with TARGET Program Fee)
	One Year	One Year	Five Years	Ten Years
International Bond Portfolio	3.71%	2.67%	3.03%	2.45% (2.43)[2]
Citigroup Non-U.S. WGBI-Hedged[3]	5.17	5.17	5.90	8.39
Lipper International Income Funds Avg.[4]	10.47	10.47	8.62	7.50

Total Return Bond Portfolio	4.73%	3.69%	6.87%	6.95%
Lehman Brothers U.S. Aggregate Bond Index[3]	4.34	4.34	7.71	7.72
Lipper Corporate Debt BBB-Rated Funds Avg.[4]	5.11	5.11	7.53	7.75

Intermediate-Term Bond Portfolio	3.19%	2.16%	5.83%	6.22%
Lehman Brothers Int. Govt./Credit Bond Index[3]	3.04	3.04	7.21	7.16
Lipper Int. Inv.-Grade Debt Funds Avg.[4]	3.85	3.85	6.85	6.89

Mortgage Backed Securities Portfolio	3.68%	2.64%	5.33%	5.92% (5.91)[2]
Lehman Brothers Mortgage-Backed Securities Index[3]	4.70	4.70	7.14	7.56
Citigroup Mortgage-Backed Securities Index[3]	4.83	4.83	7.21	7.57
Lipper U.S. Mortgage Funds Avg.[4]	3.68	3.68	6.33	6.57

1Source: Prudential Investments LLC and Lipper Inc. Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each portfolio. The one-year total returns do not reflect a deduction for the annual TARGET program fee. Returns would be lower if the fee were deducted. The average annual total returns for the TARGET portfolios assume the imposition of the maximum TARGET annual advisory fee of 1.00% for bond portfolios for retail investors. The maximum advisory fee for retirement accounts is 1.35% of bond portfolio assets. Returns in the table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

2Without waiver of fees and/or expense subsidization, the portfolios’ returns would have been lower, as indicated in parentheses.

3Investors cannot invest directly in an index. The returns for the benchmark indexes would be lower if they reflected deductions for TARGET program fees, portfolio operating expenses, sales charges, or taxes. The Citigroup

4	THE TARGET PORTFOLIO TRUST

Non-U.S. World Government Bond Index Hedged (WGBI-Hedged) is an unmanaged index of approximately 600 high-quality bonds with foreign currency exposure translated to the U.S. dollar. It gives a broad look at how foreign bonds have performed. The Lehman Brothers U.S. Aggregate Bond Index (LABI) is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed. The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index of publicly traded U.S. government bonds and investment-grade corporate bonds with maturities of up to 10 years. It gives a broad look at how intermediate-term bonds have performed. The Lehman Brothers Mortgage-Backed Securities Index is a market capitalization-weighted index of 15- and 30-year fixed-rate securities backed by GNMA, FNMA, and FHLMC mortgage pools, and balloon mortgages with fixed-rate coupons. The Citigroup Mortgage-Backed Securities Index is an unmanaged index of 15- and 30-year mortgage-related securities issued by U.S. government agencies. Each of them gives a broad look at how mortgage-backed securities have performed.

4The Lipper averages represent returns based on an average of all funds in the respective Lipper categories for the periods noted. The returns for the Lipper averages would be lower if they reflected deductions for TARGET program fees, portfolio operating expenses, sales charges, or taxes. International Income funds invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. Corporate Debt BBB-Rated funds invest primarily in corporate and government debt issues rated in the top four grades. Intermediate Investment-Grade Debt funds invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 5 to 10 years. U.S. Mortgage funds invest primarily in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

THE TARGET PORTFOLIO TRUST	5

Money Market Portfolio Performance

Yields will fluctuate from time to time, and past performance does not guarantee future results. Current performance may be lower or higher than the past performance data quoted. The investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than the original cost. For the most recent month-end performance update, call (800) 225-1852.

Money Market Portfolio as of 12/31/04
	Total Returns[1] (Without TARGET Program Fee) One Year	Net Asset Value (NAV)	7-Day Current Yield
U.S. Government Money Market Portfolio	0.76%	$1.00	0.49%
Lipper U.S. Government Money Market Funds Avg.[2]	0.63	N/A	N/A
iMoneyNet, Inc. All Taxable Money Market Funds Avg.[3]	N/A	N/A	1.60%

1Source: Prudential Investments LLC and Lipper Inc. Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each portfolio. The one-year total returns do not reflect a deduction for the annual TARGET program fee. Returns would be lower if the fee were deducted. The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

2The Lipper average represents returns based on an average of all funds in the respective Lipper categories for the periods noted. The returns for the Lipper average would be lower if it reflected deductions for TARGET program fees, portfolio operating expenses, sales charges, or taxes. U.S. Government Money Market funds invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or instrumentalities with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

3iMoneyNet, Inc. regularly reports a 7-day current yield on Tuesdays for taxable money market funds. This is the data of all funds in the iMoneyNet, Inc. All Taxable Money Market Funds Average category as of December 28, 2004, the closest date to the end of our reporting period.

An investment in the U.S. Government Money Market Portfolio (the Portfolio) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.

6	THE TARGET PORTFOLIO TRUST

Investment Advisers’ Report

Large Capitalization Growth Portfolio

The total return of the Large Capitalization Growth Portfolio, subadvised by Oak Associates, Ltd. and Columbus Circle Investors, was 3.78% without taking into account the TARGET program fee for the year ended December 31, 2004. During the same period, the S&P 500 Index returned 10.87%, the Russell 1000 Growth Index returned 6.30%, and the Lipper Large-Cap Core Funds Average returned 7.79%.

Oak Associates, Ltd.

The Oak segment of the Portfolio substantially underperformed the Russell 1000 Growth Index primarily due to its exposure to the technology sector. Within technology, the greatest detractors from performance were Cisco Systems, Veritas Software, and Applied Materials. Despite posting strong earnings results throughout 2004, Cisco Systems was weak due to concerns about slowing growth in its end-markets. Storage software vendor Veritas Software hampered performance after it reported weak second-quarter sales. Oak sold its Veritas Software position in the fourth quarter to fund new ideas. Shares of semiconductor equipment maker Applied Materials were also weak as the semiconductor industry suffered from inventory concerns.

Although Oak’s exposure to the healthcare sector positively contributed to performance, stock selection within the sector detracted from performance. Drug distributor Cardinal Health hurt performance as it struggled to meet earnings forecasts and transitioned to a fee-for-service business model. Oak sold its Cardinal position in the fourth quarter to fund a new idea. Pfizer shares suffered with those of other large-cap pharmaceutical companies after concerns about increased cardiovascular risk of a popular class of drugs.

Relative performance was also hurt by Oak’s lack of exposure to the industrials, energy, and telecom service sectors, which performed quite well in 2004. These sectors benefited from the sharp rise in commodity prices that typically occurs in the early stages of an economic recovery.

On a positive note, on-line auctioneer eBay helped offset the segment’s weaknesses in technology and healthcare by propelling its consumer discretionary sector performance significantly higher than the benchmark Russell 1000 Growth Index.

Columbus Circle Investors LLC

The Columbus Circle segment of the Portfolio substantially outperformed the Russell 1000 Growth Index as the latter half of 2004 proved to be favorable to its positive

THE TARGET PORTFOLIO TRUST	7

momentum and positive surprise investment discipline. Columbus Circle focuses on companies that are increasing earnings at a much faster rate than the overall market. These companies stood out when economic expansion and profit momentum moderated in 2004 to sustainable levels. As the year progressed, Columbus Circle responded to evidence that consumer spending was weakening by selectively trimming the segment’s technology holdings and reducing its weight in consumer discretionary stocks. It increased exposure to energy, utilities, telecommunications, and basic materials as commodity prices remained high and long-term interest rates remained unusually low.

Energy stocks and consumer discretionary stocks led the segment’s outperformance. Potash Corp, McDonalds, and TXU were the largest contributors. As emerging markets such as China increased their demand for fertilizer, Potash’s sales and profits soared and the stock rose swiftly. McDonalds rose as same-store sales continued to rise faster than had been expected when the company rolled out a leaner, healthier menu. TXU continued to beat earnings expectations, benefiting from its efforts to reduce its debt and its costs. The segment remains focused on energy and exploration stocks to benefit from increased capital spending by oil companies. Its healthcare stocks detracted slightly from its return as litigation issues hurt pharmaceutical holdings. The Medicare Modernization Act, repatriation of foreign profits at a lower tax rate, a weak dollar, and consolidations within the big pharmaceutical group may present better opportunities in 2005.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

8	THE TARGET PORTFOLIO TRUST

Large Capitalization Value Portfolio

The total return of the Large Capitalization Value Portfolio, subadvised by Hotchkis and Wiley Capital Management, LLC and J.P. Morgan Investment Management Inc., was 18.87% without taking into account the TARGET program fee for the year ended December 31, 2004. During the same period, the S&P 500 Index returned 10.87%, the Russell 1000 Value Index returned 16.49%, and the Lipper Multi-Cap Value Funds Average returned 14.39%.

Hotchkis and Wiley Capital Management, LLC

Hotchkis and Wiley’s segment of the Portfolio strongly outperformed the Russell 1000 Value Index, primarily because of security selection. Positive contributions were broad-based, with gains recorded in 8 of the 10 economic sectors. The largest contributor to return was the segment’s large weight in the well-performing consumer discretionary sector. Within this sector, positions in J.C. Penney and Mandalay Resort Group were the strongest performers, posting double-digit gains. J.C. Penney gained on news that the sale of the company’s troubled Eckerd division was finalized. Mandalay Resort Group benefited from a buyout offer from one of its rivals as well as from an overall increase in travel. Stock selection within the financials sector also helped performance as Metlife, UnumProvident, and Principal Financial Group made solid gains. The segment’s return was weakened by stock selection in the information technology sector. Electronic Data Systems led the decline as delays in the company’s turnaround efforts dragged its stock price downward throughout 2004. Other detractors from return included Tenet Healthcare, Alcoa, and Delphi. Alcoa was the largest detractor as analysts reduced their forecasts of the company’s earnings. At the same time, investors appeared concerned about the impact of slower Chinese demand for commodities in general.

J.P. Morgan Investment Management Inc.

The J.P. Morgan segment of the Portfolio performed essentially in line with the Russell 1000 Value Index. Robust stock selection within the pharmaceutical/medical technology, finance, and telecommunications sectors helped its performance. A position in Sepracor rocketed as a result of optimism about its new insomnia medication Lunesta. The stock received an incremental boost as a result of favorable FDA labeling for Lunesta. The insomnia market is estimated to be a $2 billion opportunity with strong growth potential. Performance also benefited from an underweight in Merck when it pulled its pain reliever Vioxx from the market. However, stock selection within the consumer stable, media, and network technology industries weakened relative performance. An underweight in Apple Computer hurt

THE TARGET PORTFOLIO TRUST	9

because Apple had significant gains due to robust iPod sales. J.P. Morgan does not believe Apple’s 8% operating margin is sustainable if iPods continue to be an increasingly large percentage of Apple’s business. In addition, an overweight in Forest Labs affected performance negatively on news that orders were down and that its once-promising drug Neramexane did not pass its first trials. However, the segment remains overweight in the company because Forest Labs generates substantial cash flow, is inexpensive relative to forecasts for earnings growth, may buy back a substantial amount of shares, and should be able to find new in-licensing candidates.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

10	THE TARGET PORTFOLIO TRUST

Small Capitalization Growth Portfolio

The total return of the Small Capitalization Growth Portfolio was 15.03% without taking into account the TARGET program fee for the year ended December 31, 2004. During the same period, the Russell 2000 Index returned 18.33%, the Russell 2000 Growth Index returned 14.31%, and the Lipper Small-Cap Growth Funds Average returned 10.65%. The Portfolio is subadvised by RS Investment Management, L.P. and Westcap Investors, LLC.

RS Investment Management, L.P.

RS Investments’ segment of the Portfolio outperformed the Russell 2000 Growth Index. Small-cap growth stocks typically perform best coming out of recession, but also perform well during periods of strong economic growth and high productivity as long as interest rates remain stable. The year 2004 presented such a backdrop with a third year of higher gross domestic product, stable interest rates, and productivity that translated into good profit growth. Moreover, many small firms went through downsizing and restructuring during the recession, which helped position them for significant operating leverage with any slight improvement in the economy. As a result of this improvement, a number of the segment’s holdings experienced rapid earnings and revenue growth.

The segment’s top four industries were oil well equipment and services, consumer electronics (which includes many Internet holdings), semiconductors, and medical systems. RS Investment sold some semiconductor positions early in the year to lock in gains. A number of long-term holdings, such as Aaron Rents, Scientific Games, Guitar Center, Superior Energy Services, and Unit, were among the top contributors. The top Internet contributors to return were InfoSpace, ValueClick, Jupitermedia, and CNET Networks. However, an underweight in the materials and processing sector hurt relative performance, as did poor stock selection in producer durables and technology. Computer services, software, & systems was the worst-performing industry group with disappointing results from Tumbleweed Communications and ClickSoftware Technologies.

Westcap Investors, LLC

Westcap’s segment of the Portfolio trailed the Russell 2000 Growth Index slightly. It emphasized growth cyclicals, such as retailers and technology, and de-emphasized pure cyclicals, such as steel and machinery. This contributed to underperformance during the first three quarters of the year, but to outperformance in the fourth quarter. Looking forward to 2005, Westcap intends to continue focusing on companies that exhibit growth despite a maturation of the economic cycle.

THE TARGET PORTFOLIO TRUST	11

The segment’s strongest sectors were healthcare, financial services, and technology. The largest contributions in healthcare came from American Medical Systems and Connetics. Strong performance in financial services came from Affiliated Managers Group and Factset Research Systems. In technology, Catapult Communications, Hyperion Solutions, and Avocent Corporation contributed to relative performance. Underperforming sectors of the segment included consumer discretionary, materials & processing, and consumer staples. The weakest consumer discretionary positions were 99 Cents Only Stores, Valuevision Media, and Emmis Communications. In materials & processing, Cabot Microelectronics hindered relative performance. Underperformance by Performance Food Group contributed to relative weakness in the consumer staples sector.

Westcap looks for attractively priced, high-quality companies in all parts of the economy that possess strong fundamentals and that it expects to provide superior returns over a full economic cycle. Its segment is focused on growth sectors such as technology, financial services, consumer discretionary, and healthcare.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

12	THE TARGET PORTFOLIO TRUST

Small Capitalization Value Portfolio

The total return of the Small Capitalization Value Portfolio was 24.02% without taking into account the TARGET program fee for the year ended December 31, 2004. During the same period, the Russell 2000 Index returned 18.33%, the Russell 2000 Value Index returned 22.25%, and the Lipper Small-Cap Core Funds Average returned 18.38%. The Portfolio is subadvised by EARNEST Partners, LLC and NFJ Investment Group L.P.

EARNEST Partners, LLC

EARNEST Partners’ segment of the Portfolio outperformed the Russell 2000 Value Index primarily because of its stock selection in many sectors. Financial holdings, such as AmeriCredit, Philadelphia Consolidated, and Commerce Group, saw improved business due to low interest rates and good underwriting growth. Information technology holdings such as Flir Systems and Global Payments also added to performance. Consumer discretionary holdings benefited from a significant position in Harman International and a smaller position in Meritage. Stock selection also had a positive impact in the telecommunications services sector with strong performance from American Tower. The segment’s selection in the materials sector was positive, but its underweight in the sector relative to the Russell 2000 Value Index hurt relative performance.

NFJ Investment Group L.P.

NFJ Investment Group’s segment of the Portfolio outperformed the Russell 2000 Value Index primarily because of its overweighting in energy and underweighting in technology. Even though the energy sector’s strength relative to the rest of the market abated in the fourth quarter of the year, it was the strongest sector for the year overall, up 62% in the Russell 2000 Value Index. The segment’s energy stock selection added to its return, rising an average of 65.8% for the year. One position, Frontline, more than doubled in value. Conversely, even though the technology sector rocketed in the fourth quarter, it was the only sector to register a decline for the full year. The segment held only five technology stocks—an average 5% weighting. The segment normally underweights the financial sector because NFJ believes that matching that sector’s 34% weight in the Russell 2000 Value Index would not be prudent diversification. As interest rates generally declined over the past 10 years, this strategy has hurt performance. However, in 2004 the sector’s return was close to the Index average, making the impact on relative performance small.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

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International Equity Portfolio

Lazard Asset Management LLC

The total return of the International Equity Portfolio, subadvised by Lazard Asset Management LLC, was 15.23% without taking into account the TARGET program fee for the year ended December 31, 2004. During the same period, the MSCI EAFE Index rose 20.25% and the Lipper International Funds Average returned 20.14%.

International stocks spent most of 2004 in a narrow trading range as strong earnings growth was offset by concerns about rising interest rates, rising oil prices, and the sustainability of the global economic rebound. However, they moved higher in the fourth quarter as oil prices crested, easing concerns that higher energy costs would restrain earnings and economic growth. Energy stocks were strong during the year since oil prices rose sharply, and utilities also performed well as investors sought out yield in a low-interest-rate environment. In contrast, technology stocks lagged as corporate spending on information technology products has yet to rebound significantly. Healthcare stocks were hurt by concerns over drug safety following Merck’s high-profile recall of Vioxx. On a regional basis, European markets generally outperformed, helped by the rising euro, while the Japanese market lagged the broad index on concerns about the sustainability of its economic rebound.

Stock selection in the financials sector negatively impacted performance when reinsurers Swiss Re and Munich Re were hurt by the hurricanes hitting Florida. Although the hurricanes caused near-term costs as payments were made to their reinsurance clients, Lazard believes that the longer-term outlook for reinsurance companies’ earnings is positive because the costs remove insuring capacity from the industry and improve pricing discipline. Stock selection in the consumer discretionary sector also detracted from returns as Nissan declined due to concerns regarding the steel shortage caused by increased demand from China. However, Nissan stated that the shortage should have a relatively small impact on sales in the United States, its biggest market. In contrast, stock selection in healthcare helped the Portfolio. It did not hold AstraZeneca, which declined, but did hold Schering, which appreciated significantly due to internal restructuring and the recent approval of its birth control pill. The Portfolio also held Aventis, which gained on expectations of revenue and cost synergism from its proposed acquisition by Sanofi-Synthelabo.

14	THE TARGET PORTFOLIO TRUST

The Portfolio also was hurt by overweighting larger stocks while small and midcap stocks continued to outperform. However, Lazard believes that the performance of large stocks may improve, since the relative valuation of large caps versus small caps is very attractive compared to historical norms. In addition, smaller-cap stocks have been outperforming larger-cap stocks for nearly five years. The duration and magnitude of this period of outperformance has been similar to historical peaks in the large-cap/small-cap cycle.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	15

International Bond Portfolio

The total return of the International Bond Portfolio was 3.71% without taking into account the TARGET program fee for the year ended December 31, 2004. During the same 12-month period, the Citigroup non-U.S. World Government Bond Index (Hedged) returned 5.17%, and the Lipper International Income Funds Average returned 10.47%. From January 1, 2004, through October 20, 2004, the Portfolio was subadvised by Fischer Francis Trees & Watts, Inc., which was replaced by Pacific Investment Management Company LLC (PIMCO) as of October 21, 2004.

Fischer Francis Trees & Watts, Inc.

From January 1, 2004, through October 20, 2004, interest-rate positioning made a meaningful contribution to the Portfolio’s return. Early in the year, positions focused on an underperformance of Japanese bonds, both on an outright basis and relative to European bonds. As Japanese yields rose consistently through much of 2004, these positions benefited the Portfolio. The third quarter, however, was difficult for bond investors. United States employment statistics reversed course, raising concerns about a summer “soft patch” leading to the resumption of a recession, and oil prices continued to climb. Though neutral overall in Europe, the Portfolio was overweight in the United Kingdom versus the euro area.

While 2004 began with a continuation of the two-year weakening trend in the U.S. dollar, comments from European Central Bank policymakers regarding the strength of the euro raised the possibility of further cuts in European short-term interest rates. This helped push the U.S. dollar more than 2% higher versus the euro during the first quarter of 2004. The Portfolio began the year focused on a stronger Japanese yen and weaker euro, but quickly changed its focus to U.S. dollar weakness versus the other major currencies. However, currency positioning had a negative impact on the Portfolio’s performance for most of the year, but the Portfolio’s small position in corporate bonds had a slightly positive impact on its performance.

Pacific Investment Management Company LLC

From October 21, 2004, through the remainder of the year, global bonds performed well as investors welcomed a reversal in crude oil prices while navigating an unexpectedly sharp fall in the U.S. dollar. Muted growth prospects and benign inflation underpinned returns. Bonds of the Euroland, the United Kingdom, and Canada strongly outperformed U.S. Treasury securities and Japanese government bonds during the fourth quarter. The Portfolio’s U.S. duration and curve strategies detracted from its performance, and while U.S. yields rose, PIMCO’s curve-steepening posture, designed to capture roll-down, was negatively affected by a flatter

16	THE TARGET PORTFOLIO TRUST

yield curve as near maturity yields rose the most. However, the Portfolio’s overweight exposure to Euroland duration relative to its benchmark was a strong positive as yields fell in response to continued growth concerns and a surging euro. An underweight to Japanese government bonds relative to its benchmark benefited the Portfolio’s performance as Japanese government bond yields barely shifted during the quarter, lagging other bond markets. Exposure to emerging-market bonds was another positive for the Portfolio as was a tactical allocation to Treasury inflation protected securities (TIPS).

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	17

Total Return Bond Portfolio

Pacific Investment Management Company LLC

The total return of the Total Return Bond Portfolio, subadvised by Pacific Investment Management Company LLC (PIMCO), was 4.73% without taking into account the TARGET program fee for the year ended December 31, 2004. During the same period, the Lehman Brothers U.S. Aggregate Bond Index (the Index) returned 4.34% and the Lipper Corporate Debt BBB-Rated Funds Average returned 5.11%.

During the early part of the year, concern about the durability of the U.S. economic recovery pushed interest rates lower, and demand for relatively safe assets rose amid renewed fears of terrorist attacks after the Madrid bombing. However, from April through June, employment reports showed strength, which convinced markets that the Federal Reserve (the Fed) would soon begin a long-anticipated tightening campaign. On June 30, 2004, the Fed met market expectations with a 25-basis-point increase in the federal funds rate, which is the rate banks charge each other on overnight loans. It raised the key short-term rate a total of five times in 2004, lifting the federal funds rate from 1.00% to 2.25%.

Signs of rising inflation fueled anxiety that central banks may need to move aggressively to combat it. Inflation concerns were driven by higher oil prices as well as slower productivity growth. The Fed helped calm markets by commenting that it would raise rates gradually. Economic data suggested moderate economic growth as job numbers, inflation, and consumer confidence all fell short of analysts’ expectations.

The Portfolio outperformed its benchmark, the Index, during 2004. Diversifying beyond core sectors in the Index helped protect the Portfolio during difficult market periods and also added to returns in sectors where interest rates actually fell. Overall, a below-Index U.S. duration was positive for the Portfolio’s return as short- and intermediate-term rates rose in the United States. Additionally, Euroland duration contributed to the Portfolio’s return as intermediate- and long-term rates fell. Active management across a variety of strategies, including “rolling down” a steep yield curve, active security selection of mortgage-backed securities and corporate bonds, exposure to Treasury inflation protected securities (TIPS), Euroland exposure, and emerging-market exposure, all contributed to the Portfolio’s performance during the year.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

18	THE TARGET PORTFOLIO TRUST

Intermediate-Term Bond Portfolio

Pacific Investment Management Company LLC

The total return of the Intermediate-Term Bond Portfolio, subadvised by Pacific Investment Management Company LLC (PIMCO), was 3.19% without taking into account the TARGET program fee for the year ended December 31, 2004. During the same period, the Lehman Brothers Intermediate Government/Credit Bond Index (the Index) returned 3.04% and the Lipper Intermediate Investment-Grade Debt Funds Average returned 3.85%.

During the early part of the year, concern about the durability of the U.S. economic recovery pushed interest rates lower, and demand for relatively safe assets rose amid renewed fears of terrorist attacks after the Madrid bombing. However, from April through June, employment reports showed strength, which convinced markets that the Federal Reserve (the Fed) would soon begin a long-anticipated tightening campaign. On June 30, 2004, the Fed met market expectations with a 25-basis-point increase in the federal funds rate, which is the rate banks charge each other on overnight loans. It raised the key short-term rate a total of five times in 2004, lifting the federal funds rate from 1.00% to 2.25%.

Signs of rising inflation fueled anxiety that central banks may need to move aggressively to combat it. Inflation concerns were driven by higher oil prices as well as slower productivity growth. The Fed helped calm markets by commenting that it would raise rates gradually. Economic data suggested moderate economic growth as job numbers, inflation, and consumer confidence all fell short of analysts’ expectations.

The Portfolio outperformed its benchmark, the Index, in 2004. Diversifying beyond core sectors in the Index helped protect the Portfolio during difficult market periods and also added to returns in sectors where interest rates actually fell. Overall, a below-Index U.S. duration was positive for the Portfolio’s return as short- and intermediate-term rates rose in the United States. Additionally, Euroland duration contributed to the Portfolio’s return as intermediate- and long-term rates fell. Active management across a variety of strategies, including “rolling down” a steep yield curve, active security selection of mortgage-backed securities and corporate bonds, exposure to Treasury inflation protected securities (TIPS), Euroland exposure, and emerging-market exposure, all contributed to the Portfolio’s performance during the year.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	19

Mortgage Backed Securities Portfolio

Wellington Management Company, LLP

The total return of the Mortgage Backed Securities Portfolio, subadvised by Wellington Management Company, LLP, was 3.68% without taking into account the TARGET program fee for the year ended December 31, 2004. During the same period, the Citigroup Mortgage-Backed Securities Index returned 4.83%, the Lehman Brothers Mortgage-Backed Securities Index returned 4.70%, and the Lipper U.S. Mortgage Funds Average returned 3.68%.

In the first half of 2004, gross domestic product and employment in the United States were strong, raising fears in financial markets that higher inflationary pressures were around the corner. These concerns caused rates to move higher as market participants expected the Federal Reserve (the Fed) to aggressively tighten monetary policy. Mortgage-backed securities underperformed as yields rose.

As we came into the third quarter of 2004, the economy began to show signs of weakness and interest rates began to fall. Over the remainder of 2004, interest rates retraced their steps. The yield on the benchmark 10-year U.S. Treasury note ended the year close to 4.20%, which was almost identical to where it began the year. Mortgage-backed securities outperformed during the third and fourth quarters of 2004. The end of the refinancing wave decreased the supply of mortgages and strong foreign demand led prices of mortgage-backed securities higher.

The Portfolio’s return was driven by the decline in yield spread between mortgage-backed securities and U.S. Treasurys as well as by coupon payments on mortgage-backed securities. The Portfolio’s underperformance reflected its lower risk exposure to mortgage-backed securities in the face of a strong economy and a Fed that increased short-term interest rates five times in 2004.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

20	THE TARGET PORTFOLIO TRUST

U.S. Government Money Market Portfolio

Wellington Management Company, LLP

The total return of the U.S. Government Money Market Portfolio, subadvised by Wellington Management Company, LLP, was 0.76% without taking into account the TARGET program fee for the year ended December 31, 2004. During the same period, the Lipper U.S. Government Money Market Portfolio Funds Average returned 0.63%.

The U.S. economy gained momentum over the course of 2004 and showed significant acceleration during the latter half of the year. Gross domestic product data released during the fourth quarter showed that the economy expanded at a rate of 4% during the third quarter, faster than previously estimated. This suggested a strong finish to 2004. In light of the improving economic data, policymakers at the Federal Reserve (the Fed) continued a tightening campaign that began in June. At their most recent meeting on December 14, the Fed raised short-term rates another 25 basis points for a fifth time in 2004. The combined moves lifted the federal funds rate—the rate banks charge each other on overnight loans—from 1.00% to the current target rate of 2.25%. Fed policymakers reiterated their plan to continue raising rates at a “measured” pace.

As it became apparent that the Fed would systematically bring the federal funds rate to a neutral level, the Portfolio’s weighted average maturity shortened in order to position the Portfolio to take advantage of future rate increases. Often when the Fed tightens monetary policy, the slope of the money market yield curve will steepen as the market prices in additional rate increases in the future.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	21

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, Target program fees and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example does not reflect Target program fees. If Target program fees were included, the costs would be higher.

The example is based on an investment of $1,000 invested on July 1, 2004, at the beginning of the period, and held through the six-month period ended December 31, 2004.

The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not

22	THE TARGET PORTFOLIO TRUST

be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Capitalization Growth Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Actual	$1,000	$1,036	0.79%	$4.04
Hypothetical	$1,000	$1,021	0.79%	$4.01

Large Capitalization Value Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Actual	$1,000	$1,130	0.75%	$4.02
Hypothetical	$1,000	$1,021	0.75%	$3.81

Small Capitalization Growth Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Actual	$1,000	$1,098	0.90%	$4.75
Hypothetical	$1,000	$1,021	0.90%	$4.57

Small Capitalization Value Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Actual	$1,000	$1,142	0.81%	$4.36
Hypothetical	$1,000	$1,021	0.81%	$4.11

International Equity Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Actual	$1,000	$1,144	0.98%	$5.28
Hypothetical	$1,000	$1,020	0.98%	$4.98

THE TARGET PORTFOLIO TRUST	23

International Bond Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Actual	$1,000	$1,037	1.59%	$8.14
Hypothetical	$1,000	$1,017	1.59%	$8.06

Total Return Bond Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Actual	$1,000	$1,043	0.76%	$3.90
Hypothetical	$1,000	$1,021	0.76%	$3.86

Intermediate-Term Bond Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Actual	$1,000	$1,032	0.64%	$3.27
Hypothetical	$1,000	$1,022	0.64%	$3.25

Mortgage Backed Securities Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Actual	$1,000	$1,034	0.91%	$4.65
Hypothetical	$1,000	$1,021	0.91%	$4.62

U.S. Government Money Market Portfolio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Actual	$1,000	$1,005	0.64%	$3.23
Hypothetical	$1,000	$1,022	0.64%	$3.25

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2004, and divided by the 366 days in the Fund’s fiscal year ended December 31, 2004 (to reflect the six-month period).

24	THE TARGET PORTFOLIO TRUST

Portfolio of Investments As of December 31, 2004	Large Capitalization Growth Portfolio

SHARES	DESCRIPTION	VALUE (NOTE 1)

	LONG-TERM INVESTMENTS—98.8%

	Common Stocks

	Air Freight & Couriers—2.8%
28,000	FedEx Corp.	$2,757,720
80,000	United Parcel Service, Inc., (Class B shares)	6,836,800

		9,594,520

	Apparel—1.1%
42,500	Nike, Inc. (Class B shares)	3,854,325

	Beverages—0.8%
56,000	Constellation Brands, Inc. (Class A shares)(a)	2,604,560

	Biotechnology—3.2%
90,000	Affymetrix, Inc.(a)	3,289,500
43,500	Biogen Idec, Inc.(a)	2,897,535
90,500	Genentech, Inc.(a)	4,926,820

		11,113,855

	Capital Markets—1.0%
300,000	Charles Schwab Corp. (The)	3,588,000

	Chemicals—1.9%
47,500	Potash Corp. of Saskatchewan (Canada)	3,945,350
55,000	Praxair, Inc.	2,428,250

		6,373,600

	Communications Equipment—4.1%
162,500	Comverse Technology, Inc.(a)	3,973,125
234,500	QUALCOMM, Inc.	9,942,800

		13,915,925

	Computer Software & Services—5.0%
425,000	EMC Corp.(a)	6,319,750
406,500	Microsoft Corp.	10,857,615

		17,177,365

	Computers & Business Equipment—4.3%
759,500	Cisco Systems, Inc.(a)	14,658,350

	Computers & Peripherals—4.0%
62,000	Apple Computer, Inc.(a)	3,992,800
45,000	Avid Technology, Inc.(a)	2,778,750
165,000	Dell, Inc.(a)	6,953,100

		13,724,650

	Cosmetics & Toiletries—1.0%
77,000	Estee Lauder Cos., Inc. (Class A shares)	3,524,290

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	25

Large Capitalization Growth Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Diversified Telecommunication Services—1.3%
175,500	Sprint Corp.	$4,361,175

	Drugs & Healthcare—6.8%
80,000	Amgen, Inc.(a)	5,132,000
108,000	Caremark Rx, Inc.(a)	4,258,440
177,700	Medtronic, Inc.	8,826,359
190,000	Pfizer, Inc.	5,109,100

		23,325,899

	Electric Utilities—1.1%
55,500	TXU Corp.	3,583,080

	Electrical Equipment—1.1%
75,000	Rockwell Automation, Inc.	3,716,250

	Electronic Components—3.2%
410,000	Applied Materials, Inc.(a)	7,011,000
61,000	Fisher Scientific International, Inc.(a)	3,805,180

		10,816,180

	Electronic Equipment & Instruments—1.0%
200,000	Symbol Technologies, Inc.	3,460,000

	Financial Services—9.3%
65,500	Capital One Financial Corp.	5,515,755
6,700	Chicago Mercantile Exchange Holdings, Inc.	1,532,290
84,500	CIT Group, Inc.	3,871,790
168,000	Citigroup, Inc.	8,094,240
53,000	Goldman Sachs Group, Inc. (The)	5,514,120
263,000	MBNA Corp.	7,413,970

		31,942,165

	Food & Staples Retailing—1.0%
73,500	CVS Corp.	3,312,645

	Health Care Equipment & Supplies—1.1%
59,500	C. R. Bard, Inc.	3,806,810

	Health Care Providers & Services—1.1%
46,000	CIGNA Corp.	3,752,220

	Hotels, Restaurants & Leisure—4.4%
56,500	Carnival Corp.	3,256,095
211,500	McDonald’s Corp.	6,780,690
43,000	Starwood Hotels & Resorts Worldwide, Inc.	2,511,200
49,500	Station Casinos, Inc.	2,706,660

		15,254,645

See Notes to Financial Statements

26	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Household Durables—1.0%
28,000	Harman International Industries, Inc.	$3,556,000

	Household Products—1.5%
59,000	Clorox Co. (The)	3,476,870
36,000	Colgate-Palmolive Co.	1,841,760

		5,318,630

	Industrial Conglomerates—0.5%
25,000	Textron, Inc.	1,845,000

	Internet—3.4%
18,000	Google Inc. (Class A shares)(a)	3,475,800
299,800	Juniper Networks, Inc.(a)	8,151,562

		11,627,362

	Internet & Catalog Retail—3.6%
107,000	eBay, Inc.(a)	12,441,960

	IT Services—2.2%
180,000	Cognizant Technology Solutions Corp. (Class A shares)(a)	7,619,400

	Machinery—1.9%
37,100	Deere & Co.	2,760,240
47,500	Ingersoll-Rand Co. (Bermuda)	3,814,250

		6,574,490

	Media—3.0%
63,500	EchoStar Communications Corp. (Class A shares)(a)	2,110,740
226,000	Time Warner Cos., Inc.(a)	4,393,440
99,000	XM Satellite Radio Holdings, Inc. (Class A shares)(a)	3,724,380

		10,228,560

	Oil & Gas—1.0%
40,000	ConocoPhillips	3,473,200

	Oil Field/Equipment & Services—1.9%
67,500	Apache Corp.	3,413,475
82,000	Devon Energy Corp.	3,191,440

		6,604,915

	Retail Trade—4.3%
124,500	Home Depot, Inc. (The)	5,321,130
84,000	Nordstrom, Inc.	3,925,320
162,000	Staples, Inc.	5,461,020

		14,707,470

	Semiconductors & Semiconductor Equipment—6.7%
1	Freescale Semiconductor, Inc.(a)	10
228,000	Linear Technology Corp.	8,837,280
80,000	Marvell Technology Group Ltd. (Bermuda)(a)	2,837,600
205,000	Maxim Integrated Products, Inc.	8,689,950
109,500	Texas Instruments, Inc.	2,695,890

		23,060,730

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	27

Large Capitalization Growth Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Software—5.1%
47,000	Adobe Systems, Inc.	$2,948,780
130,000	Electronic Arts, Inc.(a)	8,018,400
260,000	Symantec Corp.(a)	6,697,600

		17,664,780

	Telecommunications—2.1%
213,500	Motorola, Inc.	3,672,200
233,500	Nokia Oyj Corp. ADR (Finland)	3,658,945

		7,331,145

	Total long-term investments (cost $264,234,599)	339,514,151

	SHORT-TERM INVESTMENTS

	Money Market Mutual Fund
2	Dryden Core Investment Fund—Taxable Money Market Series (cost $2; Note 3)	2

	Total Investments—98.8% (cost $264,234,601; Note 5)	339,514,153
	Other assets in excess of liabilities—1.2%	4,245,464

	Net Assets—100%	$343,759,617

(a)	Non-income producing security.

ADR—American Depositary Receipt

See Notes to Financial Statements

28	THE TARGET PORTFOLIO TRUST

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2004 were as follows:

Financial Services	9.3%
Drugs & Healthcare	6.8
Semiconductors & Semiconductor Equipment	6.7
Software	5.1
Computer Software & Services	5.0
Hotels, Restaurants & Leisure	4.4
Computers & Business Equipment	4.3
Retail Trade	4.3
Communications Equipment	4.1
Computers & Peripherals	4.0
Internet & Catalog Retail	3.6
Internet	3.4
Biotechnology	3.2
Electronic Components	3.2
Media	3.0
Air Freight & Couriers	2.8
IT Services	2.2
Telecommunications	2.1
Chemicals	1.9
Machinery	1.9
Oil Field/Equipment & Services	1.9
Household Products	1.5
Diversified Telecommunications Services	1.3
Apparel	1.1
Electric Utilities	1.1
Electrical Equipment	1.1
Health Care Equipment & Supplies	1.1
Health Care Providers & Services	1.1
Capital Markets	1.0
Cosmetics & Toiletries	1.0
Electronic Equipment & Instruments	1.0
Food & Staples Retailing	1.0
Household Durables	1.0
Oil & Gas	1.0
Beverages	0.8
Industrial Conglomerates	0.5

98.8
Other assets in excess of liabilities	1.2

100.0%

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	29

Large Capitalization Value Portfolio	Portfolio of Investments As of December 31, 2004

SHARES	DESCRIPTION	VALUE (NOTE 1)

	LONG-TERM INVESTMENTS—99.6%

	Common Stock

	Aerospace/Defense—3.6%
109,300	Lockheed Martin Corp.	$6,071,615
31,800	Northrop Grumman Corp.	1,728,648
117,700	Raytheon Co.	4,570,291
13,700	United Technologies Corp.	1,415,895

		13,786,449

	Automobiles—0.6%
80,600	Ford Motor Co.	1,179,984
27,100	General Motors Corp.	1,085,626

		2,265,610

	Automotive Components—1.2%
2,900	Dana Corp.	50,257
232,262	Delphi Corp.	2,095,003
42,800	Lear Corp.	2,611,228

		4,756,488

	Beverages—0.6%
600	Anheuser-Busch Cos., Inc.	30,438
46,700	Coca-Cola Co.	1,944,121
8,400	PepsiCo, Inc.	438,480

		2,413,039

	Capital Markets—0.2%
23,000	Bank of New York Co., Inc. (The)	768,660
2,900	E*Trade Financial Corp.(a)	43,355

		812,015

	Chemicals—1.6%
25,400	Air Products & Chemicals, Inc.	1,472,438
20,000	Dow Chemical Co.	990,200
100	Eastman Chemical Co.	5,773
35,400	Nalco Holdings Co.(a)	691,008
7,600	PPG Industries, Inc.	518,016
35,300	Praxair, Inc.	1,558,495
18,900	Rohm & Haas Co.	835,947

		6,071,877

	Commercial Banks—6.2%
127,600	Bank of America Corp.	5,995,924
8,100	BB&T Corp.	340,605
14,300	First Horizon National Corp.	616,473
7,100	FirstMerit Corp.	202,279

See Notes to Financial Statements

30	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Commercial Banks (cont’d.)
90,600	KeyCorp	$3,071,340
10,400	Marshall & Ilsley Corp.	459,680
10,800	Mellon Financial Corp.	335,988
69,700	North Fork Bancorporation, Inc.	2,010,845
3,000	PNC Financial Services Group	172,320
26,500	State Street Corp.	1,301,680
49,500	U.S. Bancorp	1,550,340
40,700	UnionBanCal Corp.	2,624,336
26,600	Wachovia Corp.	1,399,160
53,500	Wells Fargo & Co.	3,325,025
8,200	Zions Bancorp	557,846

		23,963,841

	Commercial Services & Supplies—2.4%
194,500	Cendant Corp.	4,547,410
155,200	Waste Management, Inc.	4,646,688

		9,194,098

	Communications Equipment—0.1%
4,600	QUALCOMM, Inc.	195,040

	Computers & Peripherals—1.1%
22,500	Dell, Inc.(a)	948,150
19,100	EMC Corp.(a)	284,017
64,000	Hewlett-Packard Co.	1,342,080
13,100	International Business Machines Corp.	1,291,398
1,500	Lexmark International, Inc.(a)	127,500
1,800	NCR Corp.(a)	124,614

		4,117,759

	Consumer Products—0.3%
20,000	Procter & Gamble Co.	1,101,600

	Cosmetics & Toiletries
3,700	Gillette Co.	165,686

	Diversified Financial Services—7.5%
71,700	Charles Schwab Corp. (The)	857,532
126,900	CIT Group, Inc.	5,814,558
172,800	Citigroup, Inc.	8,325,504
17,300	Countrywide Credit Industries, Inc.	640,273
17,100	Goldman Sachs Group, Inc.	1,779,084
2,000	Legg Mason, Inc.	146,520
7,500	MBIA, Inc.	474,600
39,800	MBNA Corp.	1,121,962
57,800	Morgan Stanley	3,209,056
161,700	Principal Financial Group, Inc. (The)	6,619,998

		28,989,087

	Diversified Telecommunication Services—0.1%
19,000	Sprint Corp.	472,150

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	31

Large Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Electric Utilities—6.8%
76,700	Alliant Energy Corp.	$2,193,620
24,200	Consolidated Edison, Inc.	1,058,750
9,700	Constellation Energy Group, Inc.	423,987
19,600	Edison International	627,788
47,200	Entergy Corp.	3,190,248
149,996	FirstEnergy Corp.	5,926,342
119,100	FPL Group, Inc.	8,902,725
25,100	NiSource, Inc.	571,778
14,200	PG&E Corp.(a)	472,576
16,900	Pinnacle West Capital Corp.	750,529
19,600	PPL Corp.	1,044,288
10,500	Wisconsin Energy Corp.	353,955
38,300	Xcel Energy, Inc.	697,060

		26,213,646

	Electrical Equipment
100	Cooper Industries, Ltd. (Class A shares)	6,789

	Exchange Traded Funds—0.2%
12,950	iShares Russell 1000 Value Index Fund	859,492

	Food & Staples Retailing—1.5%
232,800	Albertson’s, Inc.	5,559,264
4,300	Costco Wholesale Corp.	208,163

		5,767,427

	Food Products—1.9%
800	H.J. Heinz Co.	31,192
59,900	Kraft Foods, Inc. (Class A shares)	2,133,039
88,400	Sara Lee Corp.	2,133,976
4,800	Sysco Corp.	183,216
69,900	Unilever Plc—ADR	2,762,448

		7,243,871

	Gas & Pipeline Utilities—0.2%
17,900	Northeast Utilities	337,415
9,400	Valero Energy Corp.	426,760

		764,175

	Healthcare Equipment & Supplies—0.5%
3,600	Eli Lilly & Co.	204,300
9,100	Gilead Sciences, Inc.(a)	318,409
5,800	Guidant Corp.	418,180
5,500	Sepracor, Inc.(a)	326,535
14,200	Watson Pharmaceuticals, Inc.(a)	465,902
6,300	Wyeth	268,317

		2,001,643

See Notes to Financial Statements

32	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Healthcare Providers & Services—3.8%
48,400	Aetna, Inc.	$6,037,900
66,600	HCA, Inc.	2,661,336
411,600	Tenet Healthcare Corp.(a)	4,519,368
11,000	WellPoint, Inc.(a)	1,265,000

		14,483,604

	Homebuilding—0.2%
8,300	D.R. Horton, Inc.	334,573
4,200	Pulte Homes, Inc.	267,960

		602,533

	Hotels, Restaurants & Leisure—3.5%
227,000	Caesars Entertainment, Inc.(a)	4,571,780
700	Carnival Corp.	40,341
22,700	Hilton Hotels Corp.	516,198
19,100	International Game Technology	656,658
7,000	Mandalay Resort Group	493,010
3,000	Marriott International, Inc.	188,940
63,200	McDonald’s Corp.	2,026,192
8,500	Starwood Hotels & Resorts Worldwide, Inc.	496,400
2,500	Wendy’s International, Inc.	98,150
95,900	Yum! Brands, Inc.	4,524,562

		13,612,231

	Household Durables—2.5%
1,500	Centex Corp.	89,370
160,600	Lennar Corp. (Class A shares)	9,102,808
9,180	Lennar Corp. (Class B shares)	479,288

		9,671,466

	Industrial Conglomerates—4.3%
2,000	3M Co.	164,140
266,100	General Electric Co.	9,712,650
3,900	ITT Industries, Inc.	329,355
173,800	Tyco International Ltd. (Bermuda)	6,211,612

		16,417,757

	Industrial Machinery—0.5%
1,000	Caterpillar, Inc.	97,510
12,000	Deere & Co.	892,800
14,600	Eaton Corp.	1,056,456

		2,046,766

	Insurance—10.7%
29,000	AFLAC, Inc.	1,155,360
82,900	Allmerica Financial Corp.(a)	2,721,607
107,800	Allstate Corp. (The)	5,575,416
13,100	Ambac Financial Group, Inc.	1,075,903
800	Chubb Corp. (The)	61,520

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	33

Large Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Insurance (cont’d.)
34,100	Genworth Financial, Inc.	$920,700
20,500	Hartford Financial Services Group, Inc. (The)	1,420,855
275,070	MetLife, Inc.	11,143,085
4,600	Progressive Corp. (The)	390,264
7,400	Protective Life Corp.	315,906
218,200	St. Paul Travelers Cos., Inc. (The)	8,088,674
12,000	Torchmark Corp.	685,680
422,100	UnumProvident Corp.	7,572,474
3,000	W.R. Berkley Corp.	141,510

		41,268,954

	IT Services—3.0%
3,700	Automatic Data Processing, Inc.	164,095
5,000	Computer Sciences Corp.(a)	281,850
466,400	Electronic Data Systems Corp.	10,773,840
24,000	Sun Microsystems, Inc.(a)	129,120
600	SunGard Data Systems, Inc.(a)	16,998

		11,365,903

	Leisure Equipment & Products—1.1%
115,400	Eastman Kodak Co.	3,721,650
35,100	Mattel, Inc.	684,099

		4,405,749

	Machinery—0.6%
58,000	SPX Corp.	2,323,480

	Media—2.3%
2,200	Comcast Corp. (Class A shares)(a)	72,248
8,800	E.W. Scripps Co. (Class A shares)	424,864
11,200	EchoStar Communications Corp. (Class A shares)(a)	372,288
32,100	Fox Entertainment Group, Inc. (Class A shares)(a)	1,003,446
22,900	Gannett Co., Inc.	1,870,930
1,300	Knight-Ridder, Inc.	87,022
33,000	Liberty Media Corp. (Class A shares)(a)	362,340
4,800	News Corp. (Class A shares)	89,568
92,400	Time Warner Cos., Inc.(a)	1,796,256
75,700	Viacom, Inc. (Class B shares)	2,754,723
2,300	Walt Disney Co.	63,940

		8,897,625

	Metals & Mining—1.2%
131,976	Alcoa, Inc.	4,146,686
9,800	United States Steel Corp.	502,250

		4,648,936

See Notes to Financial Statements

34	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Multi-Utilities & Unregulated Power—0.7%
31,300	Dominion Resources, Inc.	$2,120,262
13,100	SCANA Corp.	516,140

		2,636,402

	Multiline Retail—3.5%
6,700	Abercrombie & Fitch Co. (Class A shares)	314,565
14,300	Federated Department Stores, Inc.	826,397
11,600	Home Depot, Inc. (The)	495,784
8,600	Kohl’s Corp.(a)	422,862
9,000	May Department Stores Co. (The)	264,600
215,300	Sears, Roebuck & Co.	10,986,759

		13,310,967

	Networking Equipment—0.1%
9,500	Juniper Networks, Inc.(a)	258,305

	Oil & Gas—5.3%
6,000	Anadarko Petroleum Corp.	388,860
11,900	Baker Hughes, Inc.	507,773
12,100	Chesapeake Energy Corp.	199,650
56,100	ChevronTexaco Corp.	2,945,811
191,700	Exxon Mobil Corp.	9,826,542
5,000	Occidental Petroleum Corp.	291,800
52,028	Sunoco, Inc.	4,251,208
18,600	Teekay Shipping Corp.	783,246
24,900	Unocal Corp.	1,076,676
3,400	Williams Cos., Inc. (The)	55,386

		20,326,952

	Oil Field/Equipment & Services—1.0%
33,600	ConocoPhillips	2,917,488
21,100	Devon Energy Corp.	821,212
7,500	Dynegy, Inc.(a)	34,650

		3,773,350

	Paper & Forest Products—0.9%
4,100	Bowater, Inc.	180,277
10,000	Georgia-Pacific Group	374,800
15,000	International Paper Co.	630,000
3,200	Smurfit-Stone Container Corp.(a)	59,776
1,200	Temple-Inland, Inc.	82,080
33,520	Weyerhaeuser Co.	2,253,214

		3,580,147

	Pharmaceuticals—0.4%
20,800	Forest Laboratories, Inc.(a)	933,088
1,800	Medicis Pharmaceutical Corp. (Class A shares)	63,198
7,800	OSI Pharmaceuticals, Inc.(a)	583,830

		1,580,116

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	35

Large Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Railroads & Equipment—0.4%
3,600	CSX Corp.	$144,288
2,100	FedEx Corp.	206,829
32,900	Norfolk Southern Corp.	1,190,651

		1,541,768

	Real Estate Investment Trust—3.0%
73,500	Apartment Investment & Management Co.	2,832,690
4,200	Camden Property Trust	214,200
5,700	CarrAmerica Realty Corp.	188,100
2,200	CenterPoint Properties Trust	105,358
10,400	Duke Realty Corp.	355,056
50,100	Equity Office Properties Trust	1,458,912
1,800	Equity Residential	65,124
5,060	General Growth Properties, Inc.	182,970
7,100	Kimco Realty Corp.	411,729
3,800	Liberty Property Trust	164,160
5,800	Mack-Cali Realty Corp.	266,974
41,100	New Century Financial Corp.	2,626,701
54,285	Plum Creek Timber Co., Inc.	2,086,715
17,000	ProLogis Trust	736,610

		11,695,299

	Road & Rail—0.6%
34,000	Union Pacific Corp.	2,286,500

	Semiconductors & Semiconductor Equipment—0.1%
4,000	Analog Devices, Inc.	147,680
9,600	Intersil Corp. (Class A shares)	160,704

		308,384

	Software—3.0%
277,600	Computer Associates International, Inc.	8,622,256
66,600	Microsoft Corp.	1,778,886
76,000	Oracle Corp.(a)	1,042,720
2,700	Take-Two Interactive Software, Inc.(a)	93,933

		11,537,795

	Specialty Retail—0.2%
10,300	Lowe’s Cos., Inc.	593,177
1,900	Ross Stores, Inc.	54,853
5,200	Staples, Inc.	175,292

		823,322

	Supplier & Networking Equipment—0.1%
93,200	Lucent Technologies, Inc.(a)	350,432

See Notes to Financial Statements

36	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Telecommunications Services—2.0%
31,200	BellSouth Corp.	$867,048
37,900	Corning, Inc.(a)	446,083
92,000	SBC Communications, Inc.	2,370,840
103,900	Verizon Communications, Inc.	4,208,989

		7,892,960

	Textiles, Apparel & Luxury Goods—0.9%
71,600	Jones Apparel Group, Inc.	2,618,412
11,000	Nike, Inc. (Class B shares)	997,590

		3,616,002

	Thrifts & Mortgage Finance—3.1%
5,200	Astoria Financial Corp.	207,844
5,400	Doral Financial Corp.	265,950
76,800	Freddie Mac	5,660,160
138,300	Washington Mutual, Inc.	5,847,324

		11,981,278

	Tobacco—3.6%
230,200	Altria Group, Inc.	14,065,220

	Toys & Amusement—0.1%
21,200	Hasbro, Inc.	410,856

	Trading Companies & Distributors
1,100	W.W. Grainger, Inc.	73,282

	Wireless Telecommunication Services—0.3%
35,800	Nextel Communications, Inc. (Class A shares)(a)	1,074,000

	Total long-term investments (cost $292,453,934)	384,030,123

	SHORT-TERM INVESTMENT—0.4%

	Money Market Mutual Fund
1,471,639	Dryden Core Investment Fund—Taxable Money Market Series (cost $1,471,639; Note 3)	1,471,639

	Total Investments—100.0% (cost $293,925,573; Note 5)	385,501,762
	Liabilities in excess of other assets	(88,261)

	Net Assets—100%	$385,413,501

(a)	Non-income producing security.

ADR—American Depositary Receipt.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	37

Large Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Insurance	10.7%
Diversified Financial Services	7.5
Electric Utilities	6.8
Commercial Banks	6.2
Oil & Gas	5.3
Industrial Conglomerates	4.3
Healthcare Providers & Services	3.8
Aerospace	3.6
Tobacco	3.6
Hotels, Restaurants & Leisure	3.5
Multiline Retail	3.5
Thrifts & Mortgage Finance	3.1
IT Services	3.0
Real Estate Investment Trust	3.0
Software	3.0
Household Durables	2.5
Commercial Services & Supplies	2.4
Media	2.3
Telecommunications Services	2.0
Food Products	1.9
Chemicals	1.6
Food & Staples Retailing	1.5
Automotive Component	1.2
Metals & Mining	1.2
Computers & Peripherals	1.1
Leisure Equipment & Products	1.1
Oil Fueld/Equipment & Services	1.0
Paper & Forest Products	0.9
Textiles, Apparel & Luxury Goods	0.9
Multi-Utilities & Unregulated Power	0.7
Automobiles	0.6
Beverages	0.6
Machinery	0.6
Road & Rail	0.6
Healthcare Equipment & Supplies	0.5
Industrial Machinery	0.5
Pharmaceuticals	0.4
Railroads & Equipment	0.4
Money Market Mutual Fund	0.4
Consumer Products	0.3
Wireless Telecommunication Services	0.3
Capital Markets	0.2
Exchange Traded Funds	0.2
Gas & Pipeline Utilities	0.2
Homebuilding	0.2
Specialty Retail	0.2
Communications Equipment	0.1
Diversified Telecommunications Services	0.1
Networking Equipment	0.1
Semiconductors & Semiconductors Equipment	0.1
Supplier & Networking Equipment	0.1
Toys & Amusement	0.1

100.0%

See Notes to Financial Statements

38	THE TARGET PORTFOLIO TRUST

Portfolio of Investments As of December 31, 2004	Small Capitalization Growth Portfolio

SHARES	DESCRIPTION	VALUE (NOTE 1)

	LONG-TERM INVESTMENTS—96.4%

	Common Stocks

	Aerospace & Defense—1.5%
2,000	Argon ST, Inc.(a)	$70,900
17,830	DRS Technologies, Inc.(a)	761,519
13,460	Engineered Support Systems, Inc.	797,102
24,580	Mercury Computer Systems, Inc.(a)	729,534

		2,359,055

	Air Freight & Logistics—1.3%
28,028	Forward Air Corp.(a)	1,252,851
51,447	Vitran Corp.(a)	879,744

		2,132,595

	Auto Components—0.3%
11,510	Gentex Corp.	426,100

	Automobiles—1.1%
5,000	IMPCO Technologies, Inc.(a)	37,750
28,765	Monaco Coach Corp.	591,696
29,362	Winnebago Industries, Inc.	1,146,880

		1,776,326

	Banking & Finance—0.7%
15,530	PrivateBancorp, Inc.	500,532
20,400	Signature Bank, Inc.(a)	660,144

		1,160,676

	Biotechnology—2.5%
65,357	Connetics Corp.(a)	1,587,522
15,048	IDEXX Laboratories, Inc.(a)	821,470
102,640	Nabi Biopharmaceuticals(a)	1,503,676

		3,912,668

	Business Services—1.4%
92,951	Digital Insight Corp.(a)	1,710,298
30,880	Marlin Business Services, Inc.(a)	586,720

		2,297,018

	Capital Markets—1.2%
24,797	Jefferies Group, Inc.	998,823
17,477	Piper Jaffray Companies, Inc.(a)	838,022

		1,836,845

	Commercial Banks—1.7%
35,800	Nara Bancorp, Inc.	761,466
61,520	Southwest Bancorporation of Texas, Inc.	1,432,801
10,151	Wintrust Financial Corp.	578,201

		2,772,468

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	39

Small Capitalization Growth Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Commercial Services & Supplies—4.3%
38,516	Education Management Corp.(a)	$1,271,413
86,883	FTI Consulting, Inc.(a)	1,830,626
83,290	Kforce, Inc.(a)	924,519
18,080	Laureate Education, Inc.(a)	797,147
30,140	Navigant Consulting, Inc.(a)	801,724
26,633	Stericycle, Inc.(a)	1,223,786

		6,849,215

	Communications Equipment—3.5%
50,396	Andrew Corp.(a)	686,897
19,380	Applied Signal Technology, Inc.	683,145
72,072	Avocent Corp.(a)	2,920,358
76,770	Harmonic, Inc.(a)	640,262
63,640	Symmetricom, Inc.(a)	617,944

		5,548,606

	Computers & Peripherals—0.8%
33,840	M-Systems Flash Disk Pioneers, Ltd. (Israel)(a)	667,325
108,550	Synplicity, Inc.(a)	642,616

		1,309,941

	Construction & Engineering—1.4%
47,181	Jacobs Engineering Group, Inc.(a)	2,254,780

	Diversified Financial Services—2.5%
28,167	Affiliated Managers Group, Inc.(a)	1,908,032
29,420	Financial Federal Corp.	1,153,264
18,607	Gabelli Asset Management, Inc. (Class A shares)	902,812

		3,964,108

	Diversified Telecommunication Services—1.0%
26,130	Novatel Wireless, Inc.(a)	506,399
30,580	SafeNet, Inc.(a)	1,123,510

		1,629,909

	Drugs & Healthcare—0.3%
32,675	Enzon Pharmaceuticals, Inc.(a)	448,301

	Electrical Equipment—0.5%
75,200	Artesyn Technologies, Inc.(a)	849,760

	Electronic Equipment & Instruments—5.2%
22,270	BEI Technologies, Inc.	687,698
53,674	Benchmark Electronics, Inc.(a)	1,830,282
7,350	Ceradyne, Inc.(a)	420,494
15,700	Faro Technologies, Inc.(a)	489,526

See Notes to Financial Statements

40	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Electronic Equipment & Instruments (cont’d.)
23,178	Global Imaging Systems, Inc.(a)	$915,531
36,150	Littelfuse, Inc.(a)	1,234,884
60,859	Photon Dynamics, Inc.(a)	1,477,657
27,508	Rogers Corp.(a)	1,185,595

		8,241,667

	Energy Equipment & Services—3.6%
40,174	Cal Dive International, Inc.(a)	1,637,091
17,525	Cooper Cameron Corp.(a)	943,020
138,220	Grey Wolf, Inc.(a)	728,419
17,048	Hydril Co.(a)	775,854
20,080	Maverick Tube Corp.(a)	608,424
51,210	Patterson-UTI Energy, Inc.	996,035

		5,688,843

	Food & Staples Retailing—1.4%
44,419	Performance Food Group Co.(a)	1,195,315
153,287	SunOpta, Inc. (Canada)(a)	1,100,601

		2,295,916

	Healthcare Equipment & Supplies—7.6%
47,950	Abaxis, Inc.(a)	694,796
42,478	Advanced Neuromodulation Systems, Inc.(a)	1,676,181
17,327	American Medical Systems Holdings, Inc.(a)	724,442
40,550	Closure Medical Corp.(a)	790,725
28,423	Edwards Lifesciences Corp.(a)	1,172,733
118,050	Encore Medical Corp.(a)	801,560
20,745	Inamed Corp.(a)	1,312,120
9,160	Intuitive Surgical, Inc.(a)	366,583
15,320	Laserscope (a)	550,141
144,950	Orthovita, Inc.(a)	607,341
22,570	PolyMedica Corp.	841,635
56,520	PSS World Medical, Inc.(a)	707,348
134,800	Spectranetics Corp. (The)(a)	757,711
20,761	Varian, Inc.(a)	851,409

		11,854,725

	Healthcare Providers & Services—3.7%
32,685	America Service Group, Inc.(a)	874,977
29,036	AmSurg Corp. (Class A shares)(a)	857,723
16,510	Chemed Corp.	1,107,987
24,600	Kindred Healthcare, Inc.(a)	736,770
32,600	Lifeline Systems, Inc.(a)	839,776
18,527	LifePoint Hospitals, Inc.(a)	645,110
36,560	Providence Service Corp. (The)(a)	766,663

		5,829,006

	Hotels, Restaurants & Leisure—2.2%
82,800	Cosi, Inc.(a)	500,940
6,300	Mikohn Gaming Corp.(a)	64,386

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	41

Small Capitalization Growth Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Hotels, Restaurants & Leisure (cont’d.)
66,072	RARE Hospitality International, Inc.(a)	$2,105,054
32,748	Ruby Tuesday, Inc.	854,068

		3,524,448

	Household Durables—0.5%
11,795	Toll Brothers, lnc.(a)	809,255

	Insurance—2.4%
44,950	Affirmative Insurance Holdings, Inc.	756,958
28,716	Infinity Property & Casualty Corp.	1,010,803
33,200	LabOne, Inc.	1,063,728
82,850	Tower Group, Inc.	994,200

		3,825,689

	Internet Software & Services—4.4%
30,490	Ask Jeeves, Inc.(a)	815,608
17,030	Equinix, Inc.(a)	727,862
17,540	InfoSpace, Inc.(a)	834,027
27,940	J2 Global Communications, Inc.(a)	963,930
17,630	Jupitermedia Corp.(a)	419,241
79,880	Keynote Systems, Inc.(a)	1,111,930
155,937	ValueVision Media, Inc. (Class A shares)(a)	2,169,083

		7,041,681

	IT Services—2.3%
111,751	Ciber, Inc.(a)	1,077,280
37,057	Keane, Inc.(a)	544,738
44,630	Radvision, Ltd.(a)	602,505
22,370	Radware, Ltd.(a)	584,528
34,421	UNOVA, Inc.(a)	870,507

		3,679,558

	Leisure Equipment & Products—0.8%
54,510	Image Entertainment, Inc.(a)	323,789
59,110	K2, Inc.	938,667

		1,262,456

	Media—4.6%
60,550	CNET Networks, Inc.(a)	679,977
45,889	Cox Radio, Inc.(a)	756,251
112,250	Digitas, Inc.(a)	1,071,988
45,811	Emmis Communications Corp.(Class A shares)(a)	879,113
81,000	Entravision Communications Corp.(a)	676,350
12,484	Getty Images, Inc.(a)	859,523
175,463	Valueclick, Inc.(a)	2,338,921

		7,262,123

See Notes to Financial Statements

42	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Multiline Retail—1.1%
34,401	99 Cents Only Stores, Inc.(a)	$555,920
65,673	Fred’s, Inc.	1,142,710

		1,698,630

	Office Equipment & Supplies—1.0%
64,080	Scientific Games Corp.(a)	1,527,667

	Oil & Gas—2.5%
12,892	Forest Oil Corp.(a)	408,934
51,950	Key Energy Services, Inc.(a)	613,010
36,830	Oil States International, Inc.(a)	710,451
47,650	Superior Energy Services, Inc.(a)	734,287
17,850	Unit Corp.(a)	682,049
29,881	Western Gas Resoures, Inc.	874,018

		4,022,749

	Patent Owners & Lessors—0.4%
113,840	SRS Labs, Inc.(a)	711,614

	Pharmaceuticals—3.7%
31,480	Alexion Pharmaceuticals, Inc.(a)	793,296
19,450	Atherogenics, Inc.(a)	458,242
46,560	Cypress Bioscience, Inc.(a)	654,634
52,828	HealthExtras, Inc.(a)	861,096
38,760	Inspire Pharmaceuticals, Inc.(a)	650,005
52,790	QLT, Inc. (Canada)(a)	848,863
23,550	Rigel Pharmaceuticals, Inc.(a)	575,091
39,600	Salix Pharmaceuticals, Ltd.(a)	696,564
23,250	Vaxgen, Inc.(a)	394,669

		5,932,460

	Road & Rail—0.5%
21,650	Old Dominion Freight Line, Inc.(a)	753,420

	Semiconductors & Semiconductor Equipment—3.5%
55,738	Intersil Corp. (Class A shares)	933,054
26,500	Microsemi Corp.(a)	460,040
86,980	O2Micro International, Ltd.(a)	995,052
35,377	Semtech Corp.(a)	773,695
11,420	Sigmatel, Inc.(a)	405,753
19,459	Silicon Laboratories, Inc.(a)	687,097
53,170	SiRF Technology Holdings, Inc.(a)	676,322
35,780	Ultratech, Inc.(a)	674,453

		5,605,466

	Software—11.3%
46,878	Altiris, Inc.(a)	1,660,888
27,942	Catapult Communications Corp.(a)	675,079
79,542	Embarcadero Technologies, Inc.(a)	748,490
53,790	Epicor Software Corp.(a)	757,901
10,408	Factset Research Systems, Inc.	608,244
54,383	Fair Isaac Corp.	1,994,768
53,253	Filenet Corp.(a)	1,371,797

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	43

Small Capitalization Growth Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Software (cont’d.)
32,994	Hyperion Solutions Corp.(a)	$1,538,180
39,640	Infocrossing, Inc.(a)	671,105
129,039	Informatica Corp.(a)	1,047,797
32,259	Jack Henry & Associates, Inc.	642,277
18,262	Kronos, Inc.(a)	933,736
18,853	Macrovision Corp.(a)	484,899
28,040	Merge Technologies, Inc.(a)	623,890
19,940	Open Solutions, Inc.(a)	517,642
64,220	Serena Software, Inc.(a)	1,389,721
56,230	Smith Micro Software, Inc.(a)	503,259
36,700	Sonic Solutions, Inc.(a)	823,548
33,900	THQ, Inc.(a)	777,666

		17,770,887

	Specialty Retail—5.9%
22,415	Aaron Rents, Inc. (Class B shares)	560,375
37,800	Beacon Roofing Supply, Inc.(a)	750,708
60,050	Charlotte Russe Holding, Inc.(a)	606,505
21,500	Cost Plus, Inc.(a)	690,795
45,030	Ezcorp, Inc.	693,912
19,130	Guitar Center, Inc.(a)	1,007,960
36,495	Jos. A. Bank Clothiers, Inc.(a)	1,032,809
28,100	Knoll, Inc.(a)	491,750
36,650	Linens ‘n Things, Inc.(a)	908,920
30,538	PETCO Animal Supplies, Inc.(a)	1,205,640
34,315	Tractor Supply Co.(a)	1,276,861

		9,226,235

	Textiles, Apparel & Luxury Goods—1.2%
87,665	Ashworth, Inc.(a)	954,672
23,980	Oxford Industries, Inc.	990,374

		1,945,046

	Thrifts & Mortgage Finance—0.6%
42,350	Saxon Capital, Inc.	1,015,977

	Total long-term investments (cost $128,021,757)	153,053,889

	SHORT-TERM INVESTMENT—3.8%

	Money Market Mutual Fund
6,051,025	Dryden Core Investment Fund—Taxable Money Market Series (cost $6,051,025; Note 3)	6,051,025

	Total Investments—100.2% (cost $134,072,782; Note 5)	159,104,914
	Liabilities in excess of other assets—(0.2%)	(347,659)

	Net Assets—100%	$158,757,255

(a)	Non-income producing security.

See Notes to Financial Statements

44	THE TARGET PORTFOLIO TRUST

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Software	11.3%
Healthcare Equipment & Supplies	7.6
Specialty Retail	5.9
Electronic Equipment & Instruments	5.2
Media	4.6
Internet Software & Services	4.4
Commercal Services & Supplies	4.3
Money Market Mutual Fund	3.8
Healthcare Providers & Services	3.7
Pharmaceuticals	3.7
Energy Equipment & Services	3.6
Communications Equipment	3.5
Semiconductors & Semiconductor Equipment	3.5
Biotechnology	2.5
Diversified Financial Services	2.5
Oil & Gas	2.5
Insurance	2.4
IT Services	2.3
Hotels, Restaurants & Leisure	2.2
Commercial Banks	1.7
Aerospace & Defense	1.5
Business Services	1.4
Construction & Engineering	1.4
Food & Staples Retailing	1.4
Air Freight & Logistics	1.3
Capital Markets	1.2
Textiles, Appareal & Luxury Goods	1.2
Automobiles	1.1
Multiline Retail	1.1
Diversified Telecommunications Services	1.0
Office Equipment & Supplies	1.0
Computers & Peripherals	0.8
Leisure Equipment & Products	0.8
Banking & Finance	0.7
Thrifts & Mortgage Finance	0.6
Electrical Equipment	0.5
Household Durables	0.5
Road & Rail	0.5
Patent Owners & Lessors	0.4
Auto Components	0.3
Drugs & Healthcare	0.3

100.2
Liabilities in excess of other assets	(0.2)

100.0%

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	45

Small Capitalization Value Portfolio	Portfolio of Investments As of December 31, 2004

SHARES	DESCRIPTION	VALUE (NOTE 1)

	LONG-TERM INVESTMENTS—97.4%

	Common Stocks

	Aerospace/Defense—1.9%
21,400	Curtiss-Wright Corp.	$1,228,574
45,050	Moog, Inc. (Class A shares)(a)	2,043,018
20,400	Precision Castparts Corp.	1,339,872

		4,611,464

	Airlines—0.5%
65,000	SkyWest, Inc.	1,303,900

	Auto Related—2.6%
48,500	ArvinMeritor, Inc.	1,084,945
90,800	CSK Auto Corp.(a)	1,519,992
33,100	Snap-On, Inc.	1,137,316
37,800	United Auto Group, Inc.	1,118,502
36,600	Winnebago Industries, Inc.	1,429,596

		6,290,351

	Banks—4.4%
31,100	BancorpSouth, Inc.	757,907
96,800	BankUnited Financial Corp. (Class A shares)(a)	3,092,760
34,500	Commercial Federal Corp.	1,024,995
50,000	Fremont General Corp.	1,259,000
21,200	Hibernia Corp. (Class A shares)	625,612
25,900	Hudson United Bancorp	1,019,942
40,530	Old National Bancorp / IN	1,048,106
37,400	Susquehanna Bancshares, Inc.	933,130
40,400	Washington Federal, Inc.	1,072,216

		10,833,668

	Beverages—0.9%
14,200	Coors Adolph Co. (Class B shares)	1,074,514
52,200	PepsiAmericas, Inc.	1,108,728

		2,183,242

	Building Products—0.4%
49,900	Lennox International, Inc.	1,015,465

	Business Services—3.0%
80,600	Administaff, Inc.(a)	1,016,366
142,000	Allied Waste Industries, Inc.(a)	1,317,760
26,000	Banta Corp.	1,163,760
31,000	John H. Harland Co.	1,119,100
44,600	Kelly Services, Inc. (Class A shares)	1,346,028
43,000	Republic Services, Inc.	1,442,220

		7,405,234

See Notes to Financial Statements

46	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Chemicals—3.2%
29,000	Lubrizol Corp. (The)	$1,068,940
69,000	Methanex Corp.	1,259,940
61,000	RPM International, Inc.	1,199,260
30,700	Scotts Co. (The) (Class A shares)(a)	2,257,064
50,000	Sensient Technologies Corp.	1,199,500
19,200	Valspar Corp. (The)	960,192

		7,944,896

	Commercial Services & Supplies—0.5%
30,700	School Specialty, Inc.(a)	1,183,792

	Construction & Engineering—1.0%
60,000	Chicago Bridge & Iron Co. (Netherlands)	2,400,000

	Containers & Packaging—0.4%
65,000	Rock-Tenn Co. (Class A shares)	985,400

	Cosmetics & Toiletries—1.0%
72,700	Chattem, Inc.(a)	2,406,370

	Diversified Financial Services—0.4%
35,400	GATX Corp.	1,046,424

	Drugs & Healthcare—6.1%
32,800	Arrow International, Inc.	1,016,472
35,325	Barr Pharmaceuticals, Inc.(a)	1,608,701
59,700	Cooper Cos., Inc.	4,214,222
70,400	Covance, Inc.(a)	2,728,000
85,800	Pharmaceutical Product Development, Inc.(a)	3,542,682
84,700	Serologicals Corp.(a)	1,873,564

		14,983,641

	Electric Utilities—1.8%
52,000	Cleco Corp.	1,053,520
32,800	Duquesne Light Holdings, Inc.	618,280
68,850	PNM Resources, Inc.	1,741,217
41,400	Westar Energy, Inc.	946,818

		4,359,835

	Electrical Equipment—0.5%
36,900	Acuity Brands, Inc.	1,173,420

	Electronic Equipment & Instruments—0.9%
126,700	Checkpoint Systems, Inc.(a)	2,286,935

	Electronics—2.6%
77,600	FLIR Systems, Inc.(a)	4,950,104
177,600	Sanmina-SCI Corp.(a)	1,504,272

		6,454,376

	Financial Services—5.8%
154,700	AmeriCredit Corp.(a)	3,782,414
36,200	Eaton Vance Corp.	1,887,830

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	47

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Financial Services (cont’d.)
39,800	Global Payments, Inc.	$2,329,892
74,600	Jefferies, Group, Inc.	3,004,888
61,050	Raymond James Financial, Inc.	1,891,329
7,600	Student Loan Corp. (The)	1,398,400

		14,294,753

	Food & Staples Retailing—0.8%
52,700	Casey’s General Stores, Inc.	956,505
48,700	Ruddick Corp.	1,056,303

		2,012,808

	Food Products—1.2%
23,100	Corn Products International, Inc.	1,237,236
32,400	Fresh Del Monte Produce, Inc.	959,364
19,100	Lancaster Colony Corp.	818,817

		3,015,417

	Gas & Pipeline Utilities—3.8%
38,400	Atmos Energy Corp.	1,050,240
57,400	Cascade Natural Gas Corp.	1,216,880
32,500	Northwest Natural Gas Co.	1,096,550
62,300	ONEOK, Inc.	1,770,566
25,000	Peoples Energy Corp.	1,098,750
25,100	UGI Corp.	1,026,841
39,400	Vectren Corp.	1,055,920
34,000	WGL Holdings, Inc.	1,048,560

		9,364,307

	Health Care Equipment & Supplies—0.4%
19,800	Invacare Corp.	915,948

	Health Care Providers & Services—2.2%
71,000	Accredo Health, Inc.(a)	1,968,120
67,500	American Healthways, Inc.(a)	2,230,200
70,000	Select Medical Corp.	1,232,000

		5,430,320

	Home Builder—3.6%
101,200	Hovnanian Enterprises, Inc. (Class A shares)(a)	5,011,424
13,750	M.D.C. Holdings, Inc.	1,188,550
25,100	Meritage Homes Corp.(a)	2,828,770

		9,028,744

	Hotels, Restaurants & Leisure—2.6%
35,000	Bob Evans Farms, Inc.	914,900
42,500	Brinker International, Inc.(a)	1,490,475
53,200	Intrawest Corp. (Canada)	1,223,068

See Notes to Financial Statements

48	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Hotels, Restaurants & Leisure (cont’d.)
35,500	Landry’s Restaurants, Inc.	$1,031,630
52,950	Sonic Corp.(a)	1,614,975

		6,275,048

	Household Durables—1.0%
25,000	M/I Homes Inc.	1,377,750
47,500	Maytag Corp.	1,002,250

		2,380,000

	Industrial Conglomerates—0.5%
21,500	Teleflex, Inc.	1,116,710

	Insurance—5.6%
33,900	American Financial Group, Inc.	1,061,409
22,000	AmerUs Group Co.	996,600
39,500	Commerce Group, Inc. (The)	2,411,080
60,150	Delphi Financial Group, Inc. (Class A shares)	2,775,923
20,000	Hilb, Rogal & Hobbs Co.	724,800
25,000	LandAmerica Financial Group, Inc.	1,348,250
50,500	Philadelphia Consolidated Holding Corp.(a)	3,340,070
23,000	Protective Life Corp.	981,870

		13,640,002

	Leisure Related—1.7%
41,700	CEC Entertainment, Inc.(a)	1,666,749
74,900	WMS Industries, Inc.(a)	2,512,146

		4,178,895

	Machinery—4.3%
29,800	Albany International Corp. (Class A shares)	1,047,768
36,000	Barnes Group, Inc.	954,360
34,500	Crane Co.	994,980
19,900	Harsco Corp.	1,109,226
33,000	Lincoln Electric Holdings, Inc.	1,139,820
30,700	Mueller Industries, Inc.	988,540
37,000	Regal-Beloit Corp.	1,058,200
22,000	Tecumseh Products Co. (Class A shares)	1,051,600
49,000	Valmont Industries, Inc.	1,230,390
26,000	York International Corp.	898,040

		10,472,924

	Medical & Dental Supplies—0.5%
41,500	Owens & Minor, Inc.	1,169,055

	Metals & Mining—2.3%
70,300	Agnico-Eagle Mines Ltd. (Canada)	966,625
30,600	Arch Coal, Inc.	1,087,524
88,500	Goldcorp, Inc. (Canada)	1,331,040
45,000	Massey Energy Co.	1,572,750
11,400	Quanex Corp.	781,698

		5,739,637

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	49

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Multi-Utilities & Unregulated Power—0.5%
40,200	National Fuel Gas Co.	$1,139,268

	Multimedia—4.0%
44,900	Handleman Co.	964,452
50,200	Harman International Industries, Inc.	6,375,400
41,700	Scholastic Corp.(a)	1,541,232
108,600	Sinclair Broadcast Group, Inc. (Class A shares)	1,000,206

		9,881,290

	Oil & Gas—1.3%
22,500	Frontier Oil Corp.	599,850
2,200	Holly Corp.	61,314
76,400	Range Resources Corp.	1,563,144
31,000	Western Gas Resources, Inc.	906,750

		3,131,058

	Oil & Gas Exploration/Production—6.7%
107,500	Cabot Oil & Gas Corp.	4,756,874
132,800	Chesapeake Energy Corp.	2,191,200
20,000	Energen Corp.	1,179,000
20,000	Frontline Ltd.	887,200
1	Ship Finance International Ltd.	14
30,000	St. Mary Land & Exploration Co.	1,252,200
83,400	Swift Energy Co.(a)	2,413,596
25,000	Teekay Shipping Corp.	1,052,750
40,000	Tidewater, Inc.	1,424,400
60,000	Vintage Petroleum, Inc.	1,361,400

		16,518,634

	Paper & Forest Products—0.5%
24,000	Potlatch Corp.	1,213,920

	Pharmaceuticals—1.4%
91,050	KV Pharmaceutical Co. (Class A shares)(a)	2,007,652
103,564	Nabi Biopharmaceuticals(a)	1,517,213

		3,524,865

	Real Estate Investment Trust—4.7%
52,500	Annaly Mortgage Management, Inc.	1,030,050
41,000	Entertainment Properties Trust	1,826,550
29,200	Equity One, Inc.	692,916
23,900	First Industrial Realty Trust, Inc.	973,447
23,400	Healthcare Realty Trust, Inc.	952,380
82,500	HRPT Properties Trust	1,058,475
46,800	Nationwide Health Properties, Inc.	1,111,500
41,000	New Plan Excel Realty Trust	1,110,280
21,400	Shurgard Storage Centers, Inc.	941,814
30,500	SL Green Realty Corp.	1,846,775

		11,544,187

See Notes to Financial Statements

50	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Retail Apparel—0.8%
36,000	Brown Shoe Co., Inc.	$1,073,880
39,000	Burlington Coat Factory Warehouse Corp.	885,300

		1,959,180

	Road & Rail—0.9%
28,000	Arkansas Best Corp.	1,256,920
22,900	USF Corp.	869,055

		2,125,975

	Specialty Retail—0.6%
42,400	Borders Group, Inc.	1,076,960
30,700	Stein Mart Inc.(a)	523,742

		1,600,702

	Telecommunications—2.4%
315,500	American Tower Corp. (Class A shares)(a)	5,805,200

	Textiles & Apparel—1.8%
22,100	Kellwood Co.	762,450
97,600	Phillips-Van Heusen Corp.	2,635,200
53,000	Russell Corp.	1,032,440

		4,430,090

	Thrifts & Mortgage Finance—1.5%
51,300	Accredited Home Lenders Holding Co.(a)	2,548,584
30,000	Astoria Financial Corp.	1,199,100

		3,747,684

	Tobacco—0.9%
41,000	Loews Corp.—Carolina Group	1,186,950
20,000	Universal Corp.	956,800

		2,143,750

	Trading Companies & Distributors—1.0%
69,000	Watsco, Inc.	2,430,180

	Total long-term investments (cost $163,179,518)	239,098,964

	SHORT-TERM INVESTMENT—2.7%

	Money Market Mutual Fund
6,685,092	Dryden Core Investment Fund—Taxable Money Market Series (cost $6,685,092, Note 3)	6,685,092

	Total Investments—100.1% (cost $169,864,610; Note 5)	245,784,056
	Liabilities in excess of other assets—(0.1%)	(207,806)

	Net Assets—100%	$245,576,250

(a)	Non-income producing security.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	51

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Oil & Gas Exploration/Production	6.7%
Drugs & Healthcare	6.1
Financial Services	5.8
Insurance	5.6
Real Estate Investment Trust	4.7
Banks	4.4
Machinery	4.3
Multimedia	4.0
Gas & Pipeline Utilities	3.8
Home Builders	3.6
Chemicals	3.2
Business Services	3.0
Money Market Mutual Fund	2.7
Auto Related	2.6
Electronics	2.6
Hotels, Restaurants & Leisure	2.6
Telecommunications	2.4
Metals & Mining	2.3
Health Care Providers	2.2
Aerospace & Defense	1.9
Electric Utilities	1.8
Textiles & Apparel	1.8
Leisure Related	1.7
Thrifts & Mortgage Finance	1.5
Pharmaceuticals	1.4
Oil & Gas	1.3
Food Products	1.2
Construction & Engineering	1.0
Cosmetics & Toiletries	1.0
Household Durables	1.0
Trading Companies & Distributors	1.0
Beverages	0.9
Electronic Equipment & Instruments	0.9
Road & Rail	0.9
Tobacco	0.9
Food & Staples Retailing	0.8
Retail Apparel	0.8
Specialty Retail	0.6
Airlines	0.5
Commercal Services & Supplies	0.5
Electrical Equipment	0.5
Industrial Conglomerates	0.5
Medical & Dental Supplies	0.5
Multi-Utilities & Unregulated Power	0.5
Paper & Forest Products	0.5
Building Products	0.4
Containers & Packaging	0.4
Diversified Financial Services	0.4
Health Care Equipment & Supplies	0.4

100.1
Liabilities in excess of other assets	(0.1)

100.0%

See Notes to Financial Statements

52	THE TARGET PORTFOLIO TRUST

Portfolio of Investments As of December 31, 2004	International Equity Portfolio

SHARES	DESCRIPTION	VALUE (NOTE 1)

	LONG-TERM INVESTMENTS—98.4%

	Common Stocks—97.9%

	Finland—4.6%
484,500	Nokia OYJ	$7,652,426
196,000	Stora Enso Oyj (Class R shares)	3,002,474

		10,654,900

	France—11.7%
73,600	Carrefour SA	3,505,429
140,827	Credit Agricole SA	4,249,503
30,800	Lagardere SCA	2,223,026
68,775	Sanofi-Aventis	5,496,765
16,500	Schneider Electric SA	1,148,294
30,285	Total SA	6,615,196
117,600	Vivendi Universal SA	3,754,824

		26,993,037

	Germany—11.0%
283,400	Deutsche Telekom AG(a)	6,409,917
58,000	E.ON AG	5,296,234
69,300	Schering AG	5,178,896
47,300	Siemens AG	4,009,281
99,800	Volkswagen AG	4,524,031

		25,418,359

	Ireland—2.9%
252,700	Bank of Ireland	4,195,948
92,551	CRH PLC	2,478,242

		6,674,190

	Italy—4.2%
260,100	Enel SpA	2,556,100
231,200	ENI-Entre Nazionale Idrocarburi SpA	5,788,642
483,300	Terna SpA	1,386,113

		9,730,855

	Japan—19.1%
28,530	Acom Co., Ltd.	2,135,504
10,700	Aiful Corp.	1,176,822
386	East Japan Railway Co.	2,147,165
53,800	Fanuc, Ltd.	3,517,713
461,000	Fujitsu Ltd.	3,000,751
286,000	Mitsubishi Estate Co., Ltd.	3,349,273
68,500	Murata Manufacturing Co. Ltd.	3,830,439
32,000	NEC Electronics Corp.	1,561,433

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	53

International Equity Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Japan (cont’d.)
406,100	Nissan Motor Co., Ltd.	$4,414,906
316,000	Nomura Holdings, Inc.	4,607,242
1,552	NTT DoCoMo, Inc.	2,862,574
88,200	Shin-Etsu Chemical Co., Ltd.	3,615,107
312,000	Sumitomo Trust & Banking Co., Ltd.	2,256,192
40,500	Takeda Chemical Industries, Ltd.	2,039,426
853,000	Tokyo Gas Co., Ltd.	3,496,243

		44,010,790

	Netherlands—6.4%
65,036	Heineken NV	2,168,456
147,719	Philips Electronics NV	3,917,354
148,800	Royal Dutch Petroleum Co.	8,565,556

		14,651,366

	Norway—1.8%
146,900	DBN NOR ASA	1,449,196
172,900	Statoil ASA	2,711,978

		4,161,174

	Singapore—1.2%
331,850	Oversea-Chinese Banking Corp., Ltd.	2,744,410

	Switzerland—6.9%
71,700	Compagnie Financiere Richemont AG	2,386,637
141,900	Credit Suisse Group	5,965,016
12,900	Nestle SA	3,375,033
58,800	Swiss Reinsurance(a)	4,193,721

		15,920,407

	United Kingdom—28.1%
481,400	Barclays PLC	5,416,050
338,800	BP PLC	3,304,351
256,612	Cadbury Schweppes PLC	2,389,449
344,499	Diageo PLC	4,914,233
93,700	Emap PLC	1,467,042
301,900	GlaxoSmithKline PLC	7,082,936
403,648	HSBC Holdings PLC(a)	6,811,939
112,860	Imperial Tobacco Group PLC	3,092,025
196,640	Kesa Electricals PLC	1,066,521
314,100	Marks & Spencer Group PLC	2,068,431
436,450	Prudential PLC	3,795,873
830,900	Rentokil Initial PLC	2,356,976
71,300	Rio Tinto PLC	2,098,508
201,200	Royal Bank of Scotland Group PLC	6,767,700
500,400	Unilever PLC	4,914,076

See Notes to Financial Statements

54	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	United Kingdom (cont’d.)
2,588,800	Vodafone Group PLC	$7,020,467

		64,566,577

	Total common stocks (cost $180,033,988)	225,526,065

	Preferred Stock—0.5%
1,780	Porsche AG (cost $839,859)	1,129,164

	Total long-term investments (cost $180,873,847)	$226,655,229

Principal Amount (000)	SHORT-TERM INVESTMENT—0.4%

	U.S. Government Obligations
	U.S. Treasury Bills
$946	Various, 2/10/05(b) (cost $943,919)	943,886

	Total Investments—98.8% (cost $181,817,766; Note 5)	227,599,115
	Other assets in excess of liabilities—1.2%	2,700,719

	Net Assets—100%	$230,299,834

(a)	Non-income producing security.
(b)	Yields range from 1.95% to 2.11% and represent yield-to-maturity as of respective purchase date.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	55

International Equity Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2004 were as follows:

Banks	17.2%
Energy-Integrated	8.8
Telecommunications	7.7
Drugs	7.7
Diversified Manufacturing	6.3
Food & Beverage	5.6
Automotive	4.4
Utilities-Electric	4.0
Alcohol & Tobacco	3.5
Insurance	3.5
Financial Services	3.4
Technology Hardware	3.3
Retail & Apparel	2.9
Oil & Gas	2.9
Chemicals	2.5
Electronics	1.7
Media	1.6
Utilities-Gas	1.5
Real estate	1.5
Computers & Peripherals	1.3
Housing	1.1
Consumer Discretionary	1.0
Commercial Services	1.0
Leisure & Entertainment	1.0
Railroads	0.9
Metals	0.9
Semiconductor Components	0.7
Electrical Equipment	0.5
U.S. Government Obligations	0.4

98.8
Other assets in excess of liabilities	1.2

100.0%

See Notes to Financial Statements

56	THE TARGET PORTFOLIO TRUST

Portfolio of Investments As of December 31, 2004	International Bond Portfolio

PRINCIPAL AMOUNT (000)		DESCRIPTION	VALUE (NOTE 1)

		LONG-TERM INVESTMENTS—96.6%

		Denmark—0.5%
		Danish Gov’t. Bonds,
DKK	1,100	6.00%, 11/15/11	$232,520

		Eurobonds—63.3%
		Arena BV, Series 2003-I, Class A2,
EUR	500	4.30%, 5/19/55(c)	709,551
		Argo Mortgage Ser. L, Series 1, CLass A,
	306	2.41%, 10/28/36(c)	416,649
		Atlantes Mortgage PLC, Series 1, Class A,
	251	2.42%, 1/17/36(c)	341,740
		Austrian Gov’t. Bonds,
	511	7.25%, 5/3/07	764,987
	560	4.00%, 7/15/09	792,805
		Bayerische Hypo-und Vereinsbank AG,
	400	4.75%, 9/19/07	571,021
		Belgian Gov’t. Bonds,
	1,100	4.25%, 9/28/14	1,563,087
		Chase CCMT, Series 1998-4, Class A,
	300	5.00%, 8/15/08	434,607
		Chester Asset Receivables,
	500	6.125%, 10/15/10	772,937
		Citibank Credit Card Issuance Trust, Series 2001-A4,
	650	5.375%, 4/11/11	973,016
		Credit Suisse Group Capital Guernsey V Ltd.,
	80	6.905%, 11/29/49(b)	126,932
		DePfa Deutsche Pfandbriefbank AG,
	200	5.00%, 2/3/05	272,517
		Deutsche Bundesrepublik, Series 03
	100	4.50%, 1/4/13	145,254
		Deutsche Bundesrepublik, Series 98
	560	5.63%, 1/4/28	915,369
		Deutsche Bundesrepublik, Series 99
	300	4.00%, 7/4/09	424,775
		Deutsche Genossenschaft Hypothekebank,
	300	5.75%, 1/22/07	432,955
		Deutsche Telekom International Finance BV,
	70	7.50%, 1/24/33	127,878
		Dutch MBS BV, Series-X, Class A,
	500	2.43%, 10/2/79(c)	682,955
		Finnish Gov’t. Bonds,
	1,590	2.75%, 7/4/06	2,173,675
	1,450	5.375%, 7/4/13	2,237,868
	2,010	4.25%, 7/4/15	2,859,034

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	57

International Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

PRINCIPAL AMOUNT (000)		DESCRIPTION	VALUE (NOTE 1)

		Eurobonds (cont’d.)
		French Gov’t. Bonds,
USD	580	5.75%, 10/25/32	$974,814
		Goldman Sachs Group, Inc. (The),
	80	5.125%, 4/24/13	117,338
		Hilton Group Finance PLC,
	60	6.50%, 7/17/09	91,782
		Inter-American Development Bank,
	900	5.50%, 3/30/10	1,360,959
		Linde Finance BV,
	60	6.00%, 7/29/49(b)	89,817
		MBNA Credit Card Master Trust, Series 2002-A2, Class A,
	550	5.60%, 7/17/14	838,494
		Mizuho Finance Group Cayman Ltd.,
	100	4.75%, 4/15/14(b)	142,282
		Netherlands Gov’t. Bonds,
	600	3.75%, 7/15/09	841,979
	400	7.50%, 1/15/23	777,687
		Permanent Financing PLC,
	500	5.10%, 6/11/07	715,645
		Portuguese Obrigacoes do Tesouro OT,
	1,320	3.00%, 7/17/06	1,809,509
		RBS Capital Trust II, Class A,
	50	6.467%, 12/29/49(b)	78,639
		Royal Bank of Scotland PLC (The),
	40	6.125%, 2/5/13	62,691
		SLM Student Loan Trust (The),
	250	3.80%, 6/17/10	347,019
		Spanish Gov’t. Bonds,
	1,600	4.40%, 1/31/15	2,300,085
		Zurich Finance (USA), Inc.,
	100	5.75%, 10/2/23	148,067

			28,436,419

		Japan—15.2%
		Japanese Gov’t. Bonds,
JPY	246,000	0.60%, 9/20/08	2,419,555
	187,000	0.60%, 3/20/09	1,834,261
	9,000	1.50%, 12/20/11	91,065
	14,000	1.50%, 3/20/12	141,283
	94,000	1.20%, 9/20/12	924,638
	145,000	1.40%, 12/20/13	1,426,967

			6,837,769

See Notes to Financial Statements

58	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)		DESCRIPTION	VALUE (NOTE 1)

		United Kingdom—10.0%
		European Investment Bank,
GBP	5	7.625%, 12/7/06	$10,106
		United Kingdom Treasury Stocks,
	2,200	5.75%, 12/7/09	4,455,247

			4,465,353

		United States—7.6%
		Chase Funding Loan Acquisition Trust,
USD	80	2.75%, 1/25/33(c)	79,808
		CIT Group Home Equity Loan Trust,
	17	2.71%, 3/25/33(c)	17,116
		Federal National Mortgage Association,
	71	3.50%, 3/25/09	70,854
		Federal Republic of Brazil,
	100	8.30%, 6/29/09(c)	117,750
	1,000	10.50%, 7/14/14	1,185,000
		France Telecom S.A.,
	70	9.25%, 3/1/31	94,891
		Long Beach Mortgage Loan Trust,
	37	2.74%, 7/25/33(c)	36,760
		Morgan Stanley Capital, Series 2004-HE9, Class A-3A
	99	2.61%, 11/25/34(c)	98,510
		Republic of Peru,
	100	9.125%, 2/21/12	117,000
		Russian Gov’t. Bonds,
	600	5.00%, 3/31/30	620,640
		South Africa Gov’t. Bonds,
	200	7.375%, 4/25/12	229,000
		United Mexican States,
	100	6.75%, 9/27/34	98,750
		United States Treasury Notes, TIPS,
	549	3.50%, 1/15/11	623,950

			3,390,029

		Total long-term investments (cost U.S.$37,941,078)	43,362,090

		SHORT-TERM INVESTMENTS—14.1%

		Commercial Paper—7.8%
		BP Capital Markets PLC,
	1,100	2.10%, 1/3/05(a)	1,099,872
		Danske Corp.,
	1,200	2.44%, 3/23/05(a)	1,193,664
		UBS Finance LLC,
	1,200	2.51%, 4/27/05(a)	1,190,568

			3,484,104

		Foreign Government Securities—0.5%
		Canada Treasury Bills,
CAD	300	2.34%, 2/10/05(a)	249,701

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	59

International Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

PRINCIPAL AMOUNT (000)		DESCRIPTION	VALUE (NOTE 1)

		U.S. Government and Agency Securities—5.8%
		Federal National Mortgage Association,
USD	200	2.35%, 3/9/05 (a)(d)	$199,250
	300	2.38%, 3/15/05(a)(d)	298,500
	200	2.42%, 3/16/05(a)(d)	199,000
	800	2.44%, 3/23/05(a(d)	795,892
	1,000	2.47%, 3/30/05(a)(d)	994,410
		United States Treasury Bills,
	130	2.16%, 3/17/05(a)(d)	129,448

			2,616,500

		Total short-term investments (cost U.S.$6,329,758)	6,350,305

		Total Investments, Before Outstanding Options Written—110.7% (cost US$44,270,836; Note 5)	49,712,395

		OUTSTANDING OPTIONS WRITTEN(e)
Contracts
		Call Options
	32	United States Treasury Notes, expiring 2/18/05 @ $115	(3,500)

		Put Options
	14	United States Treasury Notes, expiring 2/18/05 @ $109	(2,406)

		Total outstanding options written (premiums received $29,965)	(5,906)

		Total Investments; Net of Outstanding Options Written—110.7%	49,706,489
		Liabilities in excess of other assets—(10.7%)	(4,801,488)

		Net Assets—100%	$44,905,001

Portfolio securities are classified according to the securities currency denomination.

CAD—Canadian Dollar.

DKK—Danish Krone.

EUR—Euro.

GBP—British Pound.

JPY—Japanese Yen.

USD—United States Dollar.

(a)	Rate quoted represents yield-to-maturity as of purchase date.
(b)	Variable Rate instruments without fixed maturity date. Maturity date shown is the next callable date for the instrument.
(c)	Variable Rate instruments. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(d)	Segregated as collateral for financial futures contracts.
(e)	Non-income producing security.

See Notes to Financial Statements

60	THE TARGET PORTFOLIO TRUST

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Foreign Government Securities	72.7%
Commercial Paper	7.8
Banking	6.8
U.S. Government and Agency Securities	5.7
Collateralized Mortgage Loan Securities	4.9
Collateralized Credit Cards	4.0
Asset Backed Securities	3.2
Diversified Financial Services	1.9
U.S. Government Obligations	1.7
Collateralized Student Loan Obligations	0.8
Telecommunications	0.5
Insurance	0.3
Lodging	0.2
Engineering & Construction	0.2

110.7
Liabilities in excess of other assets	(10.7)

100.0%

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	61

Total Return Bond Portfolio	Portfolio of Investments As of December 31, 2004

MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)

			LONG-TERM INVESTMENTS—75.7%

			Corporate Bonds—8.6%

			Airlines—0.3%
			Embarcadero Aircraft Securitization Trust, Class A-1,
B3		$100	2.88%, 8/15/25(b)	$52,033
			United Airlines, Inc., Equipment Trust,
NR		1,000	10.85%, 2/19/15(a)(d)	390,000

				442,033

			Automotive—1.0%
			DaimlerChrysler NA Holding Corp., Gtd.,
A3		1,700	7.40%, 1/20/05	1,704,157

			Financial Services—3.8%
			Ford Motor Credit Co., Notes,
A3		1,700	7.50%, 3/15/05	1,714,519
			General Motors Acceptance Corp., Notes,
Baa1		900	4.30%, 5/19/05, MTN(b)	904,224
Baa1		100	5.25%, 5/16/05, MTN	100,929
Baa1		1,500	6.875%, 9/15/11	1,537,189
Baa1		100	7.50%, 7/15/05	102,060
			HSBC Bank, Sr. Notes,
Aa2		800	2.59%, 9/21/07(b)	800,339
			PEMEX Project Funding Master Trust, Gtd. Notes,
Baa1		500	8.00%, 11/15/11	575,500
Baa1		250	9.125%, 10/13/10	299,750
			PP&L Capital Funding, Inc., Gtd. Notes,
Ba1		200	7.29%, 5/18/06	208,644
			Sr. Notes,
Baa3		600	7.75%, 4/15/05, MTN	607,180

				6,850,334

			Insurance—0.9%
			AIG Sunamerica, Sec’d., MTN, (Cayman Islands),
Aaa	JPY	170,000	1.20%, 1/26/05	1,660,173

			Telecommunications—1.3%
			AT&T Corp., Sr. Notes,
Ba1		300	9.05%, 11/15/11	345,375
			Qwest Corp., Debs.,
Ba3		250	7.50%, 6/15/23	248,750
			SBC Communications, Inc., Notes,
A2		1,700	4.21%, 6/5/21	1,709,775

				2,303,900

See Notes to Financial Statements

62	THE TARGET PORTFOLIO TRUST

MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		Utilities—Gas and Electric—1.3%
		CenterPoint Energy Resources Corp., Notes,
Ba1	$400	8.125%, 7/15/05	$410,536
		El Paso Corp., Sr. Notes, MTN,
Caa1	750	7.75%, 1/15/32	718,124
Caa1	500	7.80%, 8/1/31	480,000
		Pacific Gas & Electric Co., First Mtge.,
Baa2	560	2.72%, 4/3/06(b)	560,460
		TXU Energy Co. LLC,
Baa2	201	2.84%, 1/17/06(b)	201,551

			2,370,671

		Total corporate bonds (cost $15,901,329)	15,331,268

		U.S. Government Agency Mortgage-Backed Securities—7.9%
		Federal Home Loan Mortgage Corp.,
	11	2.66%, 9/15/26(b)	11,094
	101	3.79%, 1/1/24(b)	103,017
	70	5.50%, 4/1/29 - 6/1/29	71,518
	166	6.00%, 9/1/22	172,697
	134	7.50%, 9/1/16 - 7/1/17	143,828
	1,368	8.00%, 9/15/29	1,492,714
	1	9.25%, 1/1/10	1,385
		Federal National Mortgage Association,
	288	3.66%, 1/1/20(b)	293,597
	183	3.97%, 5/1/36(b)	185,374
	622	4.50%, 8/1/33	602,586
	9,500	4.50%, 1/15/35, TBA	9,179,375
	79	5.00%, 1/1/19	80,134
	203	6.00%, 11/1/16 - 1/1/23	211,019
	422	6.50%, 4/1/21 - 9/1/21	444,883
		Government National Mortgage Association,
	304	3.375%, 2/20/17 - 2/20/26(b)	301,609
	174	3.75%, 7/20/22 - 7/20/27(b)	176,083
	133	4.00%, 11/20/29(b)	134,232
	213	4.625%, 10/20/26 - 10/20/27(b)	217,851
	190	8.50%, 6/15/30 - 8/20/30	207,314

		Total U.S. Government agency mortgage-backed securities (cost $13,852,566)	14,030,310

		Collateralized Mortgage Obligations—3.0%
		American Housing Trust 1, Series 1-5, Class A,
Aaa	4	8.625%, 8/25/18	4,021
		Bear Stearns ARM Trust, Series 2001-9,
Aaa	206	5.64%, 2/25/33(b)	206,234
		CS First Boston Mortgage Securities, Series 2002-HE16 A2,
Aaa	801	2.75%, 10/25/32(b)	801,372
		Honda Auto Receivables Owner Trust, Series 2004-3 A1,
A1+(c)	670	2.09%, 11/18/05	670,004

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	63

Total Return Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		Collateralized Mortgage Obligations (cont’d.)
		Indymac ARM Trust, Series 2001, Class A,
Aaa	$26	3.87%, 1/25/32(b)	$25,940
		Residential Funding Mortgage Securities I, Inc., Series 2003-S9, Class A1,
Aaa	192	6.50%, 3/25/32	197,219
		Washington Mutual Mortgage Loan, Trust 2003, Class R1 A1,
Aaa	3,351	2.69%, 12/25/27(b)	3,347,140
		Trust 2001, Class A,
Aaa	43	3.56%, 1/25/41(b)	42,787

		Total collateralized mortgage obligations (cost $5,300,383)	5,294,717

		Municipals—4.9%
		Du Page County Illinois, Limited Tax,
Aaa	500	5.00%, 1/1/31	510,625
		Georgia State Road & Thruway Authority Rev., Governors Transportation Choices,
Aaa	500	5.00%, 3/1/21	530,180
		Golden State Tob. Securitization Corp., California State Tob. Settlement, Rev., Series 2003, Class A-1,
Baa3	500	6.25%, 6/1/33	500,635
Baa3	400	6.75%, 6/1/39	401,244
		Massachusetts State Water Resources Authority, Series J,
Aaa	750	5.00%, 8/1/32	768,975
		Minnesota State Rev.,
Aa1	600	5.00%, 8/1/13	671,328
		New York City Trust Cultural Resources, Museum of Modern Art, Series 2001, Class D,
Aaa	1,500	5.125%, 7/1/31	1,561,875
		South Carolina State Highway, Series B,
Aaa	1,100	5.00%, 4/1/17	1,183,248
		South Central Connecticut, Regional Water Authority,
Aaa	1,300	5.00%, 8/1/26	1,362,426
		Tobacco Settlement Financing Corp., New Jersey State,
Baa2	800	6.00%, 6/1/37	730,128
Baa2	500	6.375%, 6/1/32	483,325

		Total municipals (cost $8,278,056)	8,703,989

		U.S. Government Securities—41.1%
		United States Treasury Bonds, TIPS,
	2,713	0.875%, 4/15/10	2,686,999
	3,709	2.00%, 1/15/14	3,839,121
	808	2.375%, 1/15/25	864,023
	1,382	3.375%, 1/15/07(g)	1,463,570
	3,182	3.625%, 1/15/08	3,465,817

See Notes to Financial Statements

64	THE TARGET PORTFOLIO TRUST

MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)

			U.S. Government Securities (cont’d.)
			United States Treasury Bonds,
		$600	6.00%, 2/15/26	$687,305
		60	8.125%, 8/15/19	81,895
		3,550	8.875%, 8/15/17(f)	5,030,737
			United States Treasury Notes,
		6,800	1.625%, 4/30/05(f)	6,783,265
		2,000	2.50%, 10/31/06	1,981,328
		2,100	3.375%, 10/15/09	2,079,328
		1,000	3.875%, 5/15/09	1,014,727
		2,500	4.00%, 2/15/14	2,465,528
		15,600	4.88%, 2/15/12	16,488,467
		3,000	5.00%, 2/15/11	3,191,367
		17,700	5.00%, 8/15/11	18,842,889
			United States Treasury Strips, P/O,
		500	Zero Coupon, 11/15/16	287,772
		2,400	Zero Coupon, 5/15/20	1,121,966
		2,500	Zero Coupon, 2/15/22	1,055,785

			Total U.S. Government securities (cost $73,007,961)	73,431,889

			Foreign Government Securities—10.2%
			Federal Republic of Brazil,
B2		72	3.06%, 4/15/06(b)	72,086
B1		44	3.125%, 4/15/12(b)	42,022
B1		2,395	8.00%, 4/15/14	2,450,718
			Federal Republic of Germany,
Aaa	EUR	1,000	3.75%, 1/4/09	1,403,212
Aaa	EUR	900	5.25%, 7/4/10	1,352,071
Aaa	EUR	1,400	5.625%, 1/4/28	2,288,422
Aaa	EUR	1,100	6.50%, 10/14/05 - 7/4/27	1,584,047
			Italy Government Bond,
Aa2	JPY	58,000	3.75%, 6/8/05	574,865
			Republic of Panama,
Ba1		300	8.875%, 9/30/27	330,000
Ba1		450	9.375%, 7/23/12	530,708
			Republic of Peru,
Ba3		500	9.125%, 1/15/08	568,750
			Russian Gov’t. Bond,
Baa3		2,950	5.00%, 3/31/30	3,051,481
			United Kingdom Treasury,
Aaa	GBP	1,700	5.00%, 9/7/14	3,381,005
			United Mexican States, MTN,
Baa1		700	5.875%, 1/15/14	717,150

			Total foreign government securities (cost $16,967,187)	18,346,537

			Total long-term investments (cost $133,307,482)	135,138,710

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	65

Total Return Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		SHORT-TERM INVESTMENTS—32.3%

		Commercial Paper—30.7%
		ANZ Inc., (Delaware)
P-1	$300	2.02%, 2/2/05(e)	$299,409
		ASB Bank, Ltd.,
P-1	800	2.43%, 3/14/05(e)	796,288
		Barclays U.S. Funding,
P-1	3,100	2.43%, 3/15/05(e)	3,085,399
		BP Capital Markets, PLC,
P-1	1,400	2.10%, 1/3/05(a)	1,399,837
		CBA (DE) Finance,
P-1	4,500	2.43%, 3/15/05(e)	4,478,805
		CDC Corp.,
P-1	2,100	2.04%, 2/16/05(e)	2,093,900
P-1	900	2.04%, 2/22/05(e)	897,099
		Danske Corp.,
P-1	1,700	2.38%, 4/1/05(e)	1,689,902
P-1	3,700	2.44%, 3/23/05(e)	3,680,464
		Dexia Delaware LLC,
P-1	200	2.06%, 1/26/05(e)	199,714
P-1	3,100	2.41%, 3/14/05(e)	3,085,616
		Fortis Funding LLC,
P-1	4,800	2.00%, 1/21/05(e)	4,793,902
		General Electric Capital Corp.,
P-1	100	2.28%, 2/23/05(e)	99,666
P-1	700	2.32%, 2/24/05(e)	697,576
		General Motors Acceptance Corp.,
P-2	300	2.36%, 3/21/05(e)	298,445
P-2	600	2.50%, 4/5/05(e)	596,091
		HBOS Treasury Services,
P-1	4,900	2.41%, 3/14/05(e)	4,877,265
P-1	500	2.42%, 3/15/05(e)	497,645
		ING US Funding LLC,
P-1	3,500	2.40%, 3/14/05(e)	3,483,760
		Nestle Capital Corp.,
P-1	1,600	2.22%, 2/15/05(e)	1,595,282
		Nordea North America, Inc.,
P-1	800	2.45%, 4/4/05(e)	795,016
		Pfizer, Inc.,
P-1	2,800	2.24%, 3/18/05(e)	2,786,196
P-1	2,600	2.33%, 3/3/05(e)	2,589,938
		Royal Bank of Scotland PLC,
P-1	700	2.03%, 1/21/05(e)	699,111
		Shell Finance UK PLC,
P-1	3,500	2.10%, 1/7/05(e)	3,498,775

See Notes to Financial Statements

66	THE TARGET PORTFOLIO TRUST

MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		Commercial Paper (cont’d.)
		Spintab AB,
P-1	$1,200	2.07%, 1/7/05(e)	$1,199,519
		UBS Finance (DE) LLC,
P-1	4,600	2.37%, 3/10/05(e)	4,579,944

		Total commercial paper (cost $54,791,814)	54,794,564

		U.S. Government Securities—1.4%
		United States Treasury Bills,
	1,500	2.13%, 5/5/05(e)	1,487,877
	500	2.20%, 3/3/05(e)	498,304
	500	2.21%, 3/17/05(e)(g)	497,878

		(cost $2,484,842)	2,484,059

	Contracts	OUTSTANDING OPTIONS PURCHASED(a)—0.2%
	60	Euro Futures, expiring 9/19/05 @$93.25	750

	Notional Amount (000)
		Call Options
	$2,100	Interest Rate Swaps, 3 month LIBOR over 5.75%, expiring 4/27/09	183,274

		Put Options
	2,100	Interest Rate Swaps, 3 month LIBOR over 6.25%, expiring 4/27/09	110,086

			293,360

		Total options purchased (cost $259,320)	294,110

		Total short-term investments (cost $57,535,976)	57,572,733

		Total Investments, Before Outstanding Options Written and Securities Sold Short—108.0% (cost $190,843,458; Note 5)	192,711,443

	Contracts	OUTSTANDING OPTIONS WRITTEN(a)—(0.1%)
		Call Options
	29	United States Treasury Notes, expiring 2/18/05 @$113	(14,500)
	77	United States Treasury Notes, expiring 2/18/05 @$114	(18,047)

			(32,547)

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	67

Total Return Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

CONTRACTS	DESCRIPTION	VALUE (NOTE 1)

	Put Options
6	90 Day GBP LIBOR expiring, 12/21/2005 @$94.25	$(432)
106	United States Treasury Notes, expiring 2/18/05 @$108	(9,937)

		(10,369)

Notional Amount (000)
	Call Options
	Interest Rate Swaps,
$(15,100)	3 month LIBOR over 4.0%, expiring 9/23/05	(106,546)
(15,100)	3 month LIBOR over 7.0%, expiring 9/23/05	(4,983)

	Put Options
	Interest Rate Swaps,
(1,000)	3 month LIBOR over 4.0%, expiring 10/31/05	(7,625)
(1,000)	3 month LIBOR over 7.0%, expiring 10/31/05	(551)

		(119,705)

	Total outstanding options written (premiums received $545,289)	(162,621)

Principal Amount (000)#	INVESTMENTS SOLD SHORT—(19.6%)
	Federal National Mortgage Association,
(500)	5.00%, 1/1/35, TBA	(495,937)
(800)	6.00%, 1/1/35, TBA	(827,000)
	United States Treasury Notes,
(10,600)	3.625%, 5/15/13	(10,271,644)
(11,200)	3.875%, 2/15/13	(11,050,379)
(4,500)	4.00%, 11/15/12	(4,492,440)
(750)	4.375%, 5/15/07	(770,830)
(4,850)	4.375%, 8/15/12	(4,965,755)
(1,900)	4.875%, 2/15/12	(2,008,211)

	Total investments sold short (proceeds received $34,755,801)	(34,882,196)

	Total Investments, Net of Outstanding Options Written and Investments Sold Short—88.3% (cost $155,542,368)	$157,666,626
	Other assets in excess of other liabilities—11.7%	20,821,547

	Net Assets—100%	$178,488,173

See Notes to Financial Statements

68	THE TARGET PORTFOLIO TRUST

The following abbreviations are used in the portfolio descriptions:

ARM—Adjustable Rate Mortgage.

EUR—Euro.

GBP—British Pound.

JPY—Japanese Yen.

MTN—Medium Term Note

P/O—Principal Only.

TBA—To be announced. Such securities are purchased on a forward commitment basis.

TIPS—Treasury Inflation Protection Security.

#	Principal amount is denoted in U.S. dollars unless otherwise indicated.
(a)	Non-income producing security.
(b)	Variable rate instrument.
(c)	Standard and Poor’s rating.
(d)	Issuer in bankruptcy.
(e)	Rate quoted represents yield-to-maturity as of purchase date.

(f) Security pledged as collateral for TBA’s.

(g) All or portion of security pledged as initial margin for financial futures.

The Fund’s current prospectus contains a description of Moody’s and Standard & Poor’s ratings.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	69

Total Return Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

The major asset group classification of portfolio holdings and other assets in excess of other liabilities shown as a percentage of net assets as of December 31, 2004 were as follows:

U.S. Government Securities	42.5%
Commercial Paper	30.7
Foreign Government Securities	10.2
Corporate Bonds	8.6
U.S. Government Agency Mortgage-Backed Securities	7.9
Municipals	4.9
Collateralized Mortgage Obligations	3.0
Options Purchased	0.2

108.0
Outstanding Options Written	(0.1)
Securities Sold Short	(19.6)
Other assets in excess of other liabilities	11.7

100.0%

See Notes to Financial Statements

70	THE TARGET PORTFOLIO TRUST

Portfolio of Investments As of December 31, 2004	Intermediate Term-Bond Portfolio

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		LONG-TERM INVESTMENTS—59.9%
		Asset Backed Securities—0.9%
		Countrywide Asset-Backed Certificates,
		Ser. 2004-12,
Aaa	$1,448	2.38%, 1/25/24(a)	$1,449,370
		Credit-Based Asset Servicing and Securitization,
		Ser. 2002-CB1, Class A2,
AAA(d)	271	2.69%, 8/25/29(a)	271,393
		First Franklin Mortgage Loan,
		Ser. 2003-FF5, Class A2,
Aaa	386	2.82%, 3/25/34(a)	384,167
		Metropolitan Asset Funding, Inc.,
		Ser. 1999-D, Class A1,
AAA(d)	47	2.88%, 4/25/29(a)(h) (cost $47,248; purchased 6/28/01)	47,194
		Residential Asset Mortgage Products, Inc.,
		Ser. 2003-RS11, Class AIIB,
Aaa	512	2.75%, 12/25/33(a)	512,413
		Residential Asset Securities Corp.,
		Ser. 2001-KS3, Class AII,
Aaa	120	2.65%, 9/25/31(a)	119,691

		Total asset backed securities (cost $2,784,147)	2,784,228

		Corporate Bonds—19.5%

		Airlines—0.8%
		American Airlines, Inc.,
Baa2	1,500	7.86%, 10/1/11	1,550,282
		United Airlines, Inc.,
NR	1,700	6.83%, 9/1/08(f)	78,328
NR	1,500	10.85%, 2/19/15(c)(f)	585,000

			2,213,610

		Automobile Manufacturers—1.4%
		DaimlerChrysler NA Holding Corp.,
A3	1,500	2.34%, 9/10/07(a)	1,504,914
A3	2,191	7.40%, 1/20/05	2,195,355
		Lear Corp.,
Baa3	500	7.96%, 5/15/05	507,985

			4,208,254

		Banking—2.0%
		Bank of America NA,
Aa1	3,000	2.05%, 2/16/05(a)	3,000,063
		Export-Import Bank of Korea (The),
A3	300	6.50%, 11/15/06	315,376
		Korea Development Bank (The),
A3	2,670	4.75%, 7/20/09	2,720,476

			6,035,915

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	71

Intermediate Term-Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		Electric Power—3.0%
		AEP Texas Central Co.,
Baa2	$3,000	2.96%, 2/15/05(a)	$3,000,068
		Dayton Power & Light Co.,
Baa3	500	5.13%, 10/1/13(h)	510,841
		(cost $511,741; purchased 3/19/04)
		Dominion Resources, Inc.,
Baa1	1,200	7.63%, 7/15/05	1,228,490
		Duke Energy Corp.,
Baa1	300	2.89%, 12/8/05(a)	300,569
		GPU, Inc.,
Baa3	900	7.70%, 12/1/05	932,345
		Nisource Finance Corp.,
Baa3	1,500	2.92%, 11/23/09(a)	1,497,917
		Pacific Gas & Electric Co.,
Baa2	1,524	2.72%, 4/3/06(a)	1,525,253

			8,995,483

		Financial Services—4.4%
		Duke Capital LLC,
Baa3	600	6.25%, 7/15/05	609,941
		Ford Motor Credit Co.,
A3	2,795	6.75%, 5/15/05	2,831,096
A3	900	7.60%, 8/1/05	921,004
		General Motors Acceptance Corp.,
A3	2,160	3.18%, 5/18/06(a)	2,150,007
A3	1,240	6.88%, 8/28/12	1,266,015
A3	700	8.00%, 11/1/31	719,520
		Golden West Financial Corp.,
A1	1,500	5.50%, 8/8/06	1,553,451
		Heller Financial, Inc.,
Aaa	500	6.38%, 3/15/06	517,494
		Household Finance Co.,
A1	730	6.70%, 11/13/05	750,785
		Unilever Capital Corp.,
A1	1,750	6.88%, 11/1/05	1,804,119

			13,123,432

		Food & Staples Retailing—0.1%
		Delhaize America, Inc.,
Ba1	300	7.38%, 4/15/06	314,993

		Gaming—0.8%
		Caesars Entertainment, Inc.,
Ba2	1,200	7.88%, 12/15/05	1,245,000
Ba1	1,070	8.50%, 11/15/06	1,158,275

			2,403,275

See Notes to Financial Statements

72	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		Healthcare Services—0.2%
		HCA, Inc.,
Ba1	$700	6.91%, 6/15/05	$710,258

		Industrial Conglomerates—0.6%
		Tyco International Group SA,
Baa3	1,640	6.38%, 6/15/05	1,663,928

		Media—1.8%
		Comcast MO of Delaware LLC,
Baa3	2,300	8.88%, 9/15/05	2,389,838
		Time Warner, Inc.
Baa1	1,000	5.63%, 5/1/05	1,009,209
Baa1	2,000	7.75%, 6/15/05	2,037,658

			5,436,705

		Oil & Gas Exploration Services—0.3%
		Parker & Parsley Petroleum Co.,
Baa3	800	8.88%, 4/15/05	812,301

		Paper & Packaging—0.4%
		Georgia-Pacific Co.,
Ba3	980	7.50%, 5/15/06	1,026,550

		Telecommunications—3.3%
		Deutsche Telekom International Finance BV,
Baa2	2,300	8.25%, 6/15/05	2,353,599
		France Telecom SA,
Baa2	2,000	9.25%, 3/1/31	2,711,183
		MCI, Inc.,
B2	61	6.91%, 5/1/07	62,449
B2	61	7.69%, 5/1/09	63,135
B2	52	8.74%, 5/1/14	55,900
		U.S. West Communications,
Ba3	300	6.63%, 9/15/05	306,000
		SBC Communications, Inc.,
A1	2,550	4.21%, 6/5/21(h)
		(cost $2,581,119; purchased 6/15/04 - 10/14/04)	2,564,663
		Sprint Capital Corp.,
Baa3	350	7.90%, 3/15/05	353,787
		Verizon Wireless Capital LLC,
A3	1,500	2.42%, 5/23/05(a)(h)
		(cost $1,498,855; purchased 11/20/03)	1,499,600

			9,970,316

		Tobacco—0.4%
		Altria Group, Inc.,
Baa2	1,050	7.00%, 7/15/05	1,066,262

		Total corporate bonds (cost $60,792,379)	57,981,282

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	73

Intermediate Term-Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		Collateralized Mortgage Obligations—6.8%
		Bank of America Mortgage Securities, Inc.,
		Ser. 2002-K, Class A1,
AAA(d)	$663	5.60%, 10/20/32(a)	$672,222
		Bear Stearns Adjustable Rate Mortgage Trust,
		Ser. 2003-7, Class A2,
AAA	2,598	3.75%, 11/25/34(a)	2,587,429
		Bear Stearns Alternative Loans Trust,
		Ser. 2004-8, Class A2,
Aaa	432	2.46%, 2/25/34(a)	431,923
		Countrywide Alternative Loans Trust,
		Ser. 2003-J3, Class A1,
AAA(d)	559	6.25%, 12/25/33	572,792
		Countrywide Home Loans,
		Ser. 2004-25, Class A1,
Aaa	4,393	2.75%, 2/25/35(a)	4,396,435
		Ser. 2002-HYB2, Class A1,
Aaa	272	4.95%, 9/19/32(a)	273,004
		Ser. 2002-1, Class A1,
Aaa	290	5.70%, 3/19/32(a)	294,336
		Ser. 2003-R4, Class 2A,
Aaa	463	6.50%, 1/25/34(h)
		(cost $485,698; purchased 12/1/03)	480,547
		CS First Boston Mortgage Securities Corp.,
		Ser. 2003-8, Class A1,
Aaa	258	6.50%, 4/25/33	262,937
		Federal Home Loan Mortgage Corp.,
	893	7.00%, 10/25/43	944,981
		Federal National Mortgage Association.,
	690	3.50%, 4/25/17	688,853
	241	5.00%, 8/25/22	241,139
		Government National Mortgage Association,
	391	2.91%, 2/16/30(a)	393,956
	275	3.00%, 2/16/30(a)	277,735
	1,020	7.50%, 2/20/30	1,072,112
	211	8.50%, 3/20/25	221,750
		GS Mortgage Securities Corp. II,
		Ser. 2001-1285, Class A1,
Aaa	745	6.04%, 8/15/18(h)
		(cost $803,816; purchased 10/9/02)	794,917
		Sequoia Mortgage Trust,
		Ser. 10, Class 2A,
Aaa	4,318	2.52%, 10/20/27(a)	4,328,793

See Notes to Financial Statements

74	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		Collateralized Mortgage Obligations (cont’d)
		Structured Asset Securities Corp.,
		Ser. 2001-21A, Class A1,
Aaa	$ 618	6.25%, 1/25/32	$641,010
		Superannuation Members Home Loans Global Fund,
		Ser. 1A, Class A2,
AAA(d)	196	2.14%, 6/15/26(a)(h)
		(cost $195,922; purchased 5/30/01 - 1/22/04)	195,800
		Washington Mutual,
		Ser. 2002-AR6, Class A,
Aaa	548	2.86%, 6/25/42 - 8/25/42(a)	552,520

		Total collateralized mortgage obligations (cost $20,357,488)	20,325,191

		Municipal Bond—0.3%
		Honolulu, Hawaii, City & County,
Aaa	1,000	4.75%, 7/1/28
		(cost $839,820)	1,007,500

		Foreign Government Bonds—5.0%
		Federal Republic of Brazil,
B2	1,203	8.00%, 4/15/14 (Brady Bond)	1,231,058
B2	2,000	11.50%, 3/12/08	2,347,000
		Republic of Panama,
Ba1	1,500	9.375%, 4/1/29	1,746,300
		Republic of Peru,
Ba3	3,750	9.125%, 1/15/08 - 2/21/12	4,348,125
		Republic of South Africa,
Baa2	750	9.125%, 5/19/09	888,750
		Swedish Government,
Aaa	SEK 16,000	8.00%, 8/15/07	2,721,883
		United Mexican States,
Baa2	$ 1,500	6.375%, 1/16/13	1,597,500

		Total foreign government bonds (cost $12,999,089)	14,880,616

		U.S. Government Agency Mortgage Pass-Through Obligations—9.4%
		Federal Farm Credit Bank,
	2,301	5.45%, 1/19/05	2,303,663
		Federal Home Loan Mortgage Corp.,
	7	9.25%, 1/1/10	6,994
		Federal National Mortgage Association
	232	3.52%, 7/1/25(a)	230,076
	218	4.75%, 8/1/24(a)	222,878
	7,525	5.00%, 10/1/17 - 9/1/18	7,652,927
	9,000	5.00%, 1/1/20 TBA	9,140,626
	19	5.23%, 12/1/30(a)	18,967
	13	6.50%, 9/1/05	12,993
	2,826	6.00%, 11/1/12 - 9/1/17	2,964,427

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	75

Intermediate Term-Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		U.S. Government Agency Mortgage Pass-Through Obligations (cont’d)
		Government National Mortgage Association,
	$ 1,247	3.32%, 3/20/30(a)	$1,239,519
	1,039	3.38%, 5/20/23 - 6/20/27(a)	1,033,729
	653	3.50%, 7/20/30(a)	649,845
	92	4.63%, 10/20/24(a)	94,123
	72	4.64%, 12/20/26(a)	73,689
	287	4.75%, 8/20/26(a)	290,360
	1,354	6.00%, 1/15/29 - 7/15/29	1,407,791
	441	6.50%, 10/15/25 - 6/15/29	465,054
	214	8.00%, 9/20/30 - 7/20/31	231,216

		Total U.S. Government agency mortgage pass-through obligations (cost $28,030,642)	28,038,877

		U.S. Government Securities—17.0%
		United States Treasury Notes,
	33,300	3.50%, 12/15/09	33,138,695
	5,565	3.375%, 1/15/07 - 1/15/12(g), TIPS, RRB	6,105,570
	3,771	3.625%, 1/15/08, TIPS, RRB	4,107,635
	6,501	3.875%, 1/15/09, TIPS, RRB	7,286,370

		Total U.S. Government securities (cost $49,002,006)	50,638,270

	Shares

		Preferred Stock—0.9%
	46,100	Fannie Mae, 7.00%(a) (cost $2,305,000)	2,613,294

		Warrants—0.1%
	2,500,000	Mexico Value, Ser. C, expiring 6/30/05(b)	33,750
	2,500,000	Mexico Value, Ser. D, expiring 6/30/06(b)	63,750
	2,500,000	Mexico Value, Ser. E, expiring 6/30/07(b)	56,250

		Total warrants (cost $719)	153,750

		Total long-term investments (cost $177,111,290)	178,423,008

See Notes to Financial Statements

76	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)
		SHORT-TERM INVESTMENTS—52.9%

		Certificates of Deposit—3.8%
		Citibank,
P-1	$6,000	2.38%, 3/7/05	6,000,000
		HSBC Bank,
P-1	5,300	2.41%, 4/1/05	5,298,186

		Total certificates of deposit (cost $11,300,000)	11,298,186

		Commercial Paper—20.5%(e)
		Anz (Delaware) Inc.,
P-1	4,000	2.04%, 1/27/05	3,994,107
		Bank of Ireland,
P-1	6,000	2.18%, 2/11/05	5,983,806
		Barclays US Funding Corp.,
P-1	8,300	2.48%, 4/18/05	8,240,406
		CDC Corp.,
P-1	600	2.07%, 2/23/05	597,998
		Dexia (Delaware) LLC,
P-1	9,100	2.42%, 3/14/05	9,057,776
		General Electric Capital Corp.,
P-1	5,500	2.28%, 2/23/05	5,481,644
P-1	300	2.32%, 2/24/05	298,961
		General Motors Acceptance Corp.,
P-1	3,120	2.50%, 4/5/05	3,099,674
		HBOS Treasury Services PLC,
P-1	500	2.42%, 3/14/05	497,680
P-1	300	2.44%, 3/22/05	298,437
P-1	8,298	2.47%, 4/12/05	8,244,058
		Rabobank USA Finance Corp.,
P-1	1,800	2.17%, 1/3/05	1,799,783
		Royal Bank of Scotland (The),
P-1	4,400	2.41%, 3/15/05	4,379,276
		UBS Finance (DE) LLC,
P-1	8,300	2.30%, 2/28/05	8,268,049
P-1	800	2.41%, 3/15/05	796,232

		Total commercial paper (cost $61,033,863)	61,037,887

		U.S. Government and Agency Securities—28.6%(e)
		Federal Home Loan Bank,
	3,100	1.94%, 1/4/05	3,099,238
	11,500	1.96%, 1/14/05 - 1/19/05	11,489,553
	2,200	2.00%, 1/21/05	2,197,566
	900	2.06%, 2/1/05	898,253
	3,000	2.10%, 1/12/05	2,998,008
	3,000	2.26%, 3/2/05	2,988,750

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	77

Intermediate Term-Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

	U.S. Government and Agency Securities (cont’d)
$3,000	2.30%, 3/4/05	$2,988,300
6,100	2.35%, 3/11/05	6,077,125
	Federal Home Loan Mortgage Corp.,
11,400	1.96%, 1/11/05	11,393,784
8,400	1.98%, 1/18/05 - 1/25/05	8,388,956
1,400	2.19%, 2/15/05	1,396,041
	Federal National Mortgage Association,
3,100	1.99%, 1/19/05	3,096,916
10,000	2.06%, 1/26/05	9,984,963
2,300	2.08%, 2/2/05	2,295,529
2,900	2.18%, 2/9/05	2,892,869
800	2.23%, 2/4/05	798,294
2,000	2.26%, 2/23/05	1,993,354
5,900	2.30%, 3/2/05	5,877,875
500	2.34%, 3/9/05	498,125
3,000	2.39%, 4/15/05	2,977,500
	United States Treasury Bill,
1,035	2.20%, 3/17/05(g)	1,030,607

	Total U.S. Government and agency securities (cost $85,360,232)	85,361,606

CONTRACTS/ NOTIONAL AMOUNT (000)

Outstanding Options Purchased(b)
	Put Options
135	Eurodollar Futures, expiring 3/14/05 @ $94.00 (cost $1,350)	1,688

	Total short-term investments (cost $157,695,445)	157,699,367

	Total Investments, Before Outstanding Options Written—112.8% (cost $334,806,735; Note 5)	336,122,375

Outstanding Options Written(b)
	Call Options
200	United States Treasury Notes Futures, expiring 2/18/05 @ $114	(46,875)
$16,900	Interest Rate Swaps, 3 month LIBOR over 4.00%, expiring 1/7/05	(253)

		(47,128)

See Notes to Financial Statements

78	THE TARGET PORTFOLIO TRUST

CONTRACTS/ NOTIONAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

	Put Options
$16,900	Interest Rate Swaps, 3 month LIBOR over 7.00%, expiring 1/7/05	$(1)

	Total outstanding options written (premiums received $346,443)	(47,129)

	Total Investments, Net of Outstanding Options Written—112.8%	336,075,246
	Other liabilities in excess of other assets—(12.8%)	(38,092,940)

	Net Assets—100%	$297,982,306

The following abbreviations are used in the portfolio descriptions:

NR—Not rated by Moody’s or Standard & Poor’s.

RRB—Real Return Bond.

SEK—Swedish Krona

TBA—Securities purchased on a forward commitment basis.

TIPS—Treasury Inflation Protection Security.

The Fund’s current prospectus contains a description of Moody’s and Standard & Poor’s Ratings.

(a)	Rate shown reflects current rate on variable rate instruments.
(b)	Non-Income producing security.
(c)	Represents issues in default on interest payments; non-income producing security.
(d)	Standard & Poor’s rating.
(e)	Rate shown reflects yield to maturity on date of purchase.
(f)	Issuer in bankruptcy.
(g)	All or portion of security pledged as initial margin for financial futures contracts.
(h)	Private placement, restricted as to resale and does not have a readily available market. The aggregate cost of such securities is $6,124,399. The aggregate value of $6,093,562 is approximately 2.05% of net assets.

The major asset category classification of portfolio holdings and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

U.S. Government and Agency Securities	45.6%
Commercial Paper	20.5
Corporate Bonds	19.5
U.S. Government Agency Mortgage Pass-Through Obligations	9.4
Collateralized Mortgage Obligations	6.8
Foreign Government Bonds	5.0
Certificates of Deposit	3.8
Preferred Stock	0.9
Asset Backed Securities	0.9
Municipal Bond	0.3
Warrants	0.1

112.8
Other liabilities in excess of other assets	(12.8)

100.0%

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	79

Mortgage Backed Securities Portfolio	Portfolio of Investments As of December 31, 2004

PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—113.1%

	Collateralized Mortgage Obligations—10.7%
	Bear Stearns Commercial Mortgage Securities Corp.,
$750	7.32%, 10/15/32	$855,875
	Chase Commercial Mortgage Securities Corp.,
264	6.56%, 5/18/30	283,720
	CS First Boston Mortgage Securities Corp.,
92	Zero Coupon, 4/25/17, P/O	80,427
95	8.985%, 4/25/17, I/O	22,689
	Federal Home Loan Mortgage Corp.,
22	5.50%, 8/15/21, PAC	21,638
1,088	6.00%, 10/15/20 - 5/15/23, PAC	1,114,983
133	7.00%, 3/15/23, PAC	134,985
24	8.00%, 4/15/21	23,975
348	8.00%, 12/15/06 - 7/15/21, PAC	349,193
12	9.00%, 10/15/20	12,293
	Federal National Mortgage Assn.,
610	4.50%, 5/25/33, PAC	608,162
31	6.00%, 4/1/19, I/O	32,725
230	6.00%, 10/25/22, PAC	239,682
45	6.50%, 4/25/22	47,158
397	6.50%, 12/25/23, PAC	416,440
234	6.527%, 5/25/30(a)	245,270
521	7.00%, 9/25/20 - 3/25/23, PAC	105,183
160	7.50%, 5/25/07 - 7/25/22	168,000
349	8.00%, 12/25/21 - 5/25/24, PAC	378,603
44	8.50%, 7/25/18 - 2/25/20, PAC	47,150
45	8.50%, 6/25/21	46,901
	Morgan Stanley Dean Witter Commercial Mortgage,
1,000	6.39%, 7/15/33	1,106,495
807	6.66%, 2/15/33	896,395
750	7.20%, 10/15/33	851,228
	Nomura Asset Commercial Mortgage,
1,000	6.69%, 3/15/30	1,133,211
	Salomon Brothers Mortgage Securities,
51	6.00%, 12/25/11	50,711
	Wells Fargo Mortgage Backed Securities
1,000	4.586%, 1/25/35	1,004,062

	Total collateralized mortgage obligations (cost $9,648,898)	10,277,154

	U.S. Government Agency Mortgage Pass-Through Obligations—99.8%
	Federal Home Loan Mortgage Corp.,
527	5.00%, 10/1/33	524,260
1,000	5.50%, 8/1/19 - 9/1/19	1,033,417

See Notes to Financial Statements

80	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)
	U.S. Government Agency Mortgage Pass-Through Obligations (cont’d.)
$1,454	6.00%, 5/1/11 - 10/1/31	$1,503,211
411	6.50%, 12/1/14 - 6/1/22	433,919
106	7.50%, 3/1/08 - 6/1/28	113,416
7	8.25%, 12/1/05 - 5/1/08	6,435
35	8.50%, 12/1/07 - 7/1/21	37,919
15	8.75%, 12/1/08	15,923
80	9.00%, 10/1/05 - 3/1/11	83,904
30	11.50%, 3/1/16	32,767
13	13.25%, 5/1/13	14,112
3	14.00%, 6/1/11	3,589
	Federal National Mortgage Assn.,
22,928	5.00%, 9/1/17 - 3/1/34	23,182,269
5,000	5.00%, 1/1/35, TBA	4,959,375
9,545	5.50%, 7/1/33 - 11/1/34	9,695,653
677	5.78%, 11/1/11(a)	725,310
2,700	6.00%, 2/13/33	2,785,217
8,079	6.00%, 8/1/34 - 1/1/34	8,367,319
1,094	6.009%, 11/1/11	1,194,455
75	6.048%, 3/1/12	81,328
83	6.18%, 7/1/08	87,671
65	6.34%, 1/1/08	69,006
73	6.43%, 1/1/08	77,449
462	6.447%, 1/1/08	489,213
3,533	6.50%, 11/1/08 - 9/1/34	3,734,363
620	6.55%, 9/1/07	654,882
38	6.858%, 10/1/07	40,480
207	7.00%, 9/1/11 - 7/1/12	219,362
571	7.04%, 3/1/07	601,317
1	7.75%, 10/1/19	831
104	8.00%, 3/1/07 - 12/1/22	114,450
45	8.50%, 1/1/07	45,155
30	9.75%, 8/1/10 - 11/1/16	33,487
	Government National Mortgage Assn.,
10,925	5.00%, 3/15/33 - 12/15/34	10,942,634
3,447	6.00%, 10/15/08 - 7/15/34	3,598,300
5,000	6.00%, 1/1/35, TBA	5,179,690
4,403	6.50%, 5/15/23 - 10/15/34	4,643,681
3,976	7.00%, 7/15/16 - 1/15/30	4,239,152
3,927	7.50%, 3/15/07 - 10/15/29	4,231,678
1,139	8.00%, 1/15/08 - 11/15/30	1,239,068
77	8.25%, 6/20/17 - 7/20/17	83,465
62	8.50%, 3/15/05 - 4/20/17	68,810
175	9.00%, 5/20/05 - 1/15/20	194,932
143	9.50%, 4/15/06 - 1/15/21	157,014
12	13.50%, 5/15/11	13,332
25	14.00%, 6/15/11	29,151
17	16.00%, 5/15/12	20,192

	Total U.S. Government agency mortgage pass-through obligations (cost $94,816,579)	95,602,563

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	81

Mortgage Backed Securities Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

	United States Treasury Securities—2.6%
	United States Treasury Bond,
$1,750	8.875%, 2/15/19 (cost $2,517,939)	$2,517,608

	Total Investments, Before Securities Sold Short—113.1% (cost $106,983,416; Note 5)	108,397,325

	SECURITIES SOLD SHORT—(13.9)%
	Federal National Mortgage Assn., TBA
5,000	5.00%, 1/1/20	(5,078,125)
3,000	5.50%, 2/20/19	(3,092,814)
5,000	6.00%, 1/1/35	(5,168,750)

	Total securities sold short (proceeds received $13,310,156)	(13,339,689)

	Total Investments, Net of Securities Sold Short—99.2% (cost $93,673,260)	95,057,636
	Other assets in excess of other liabilities—0.8%	737,996

	Net Assets—100%	$95,795,632

The following abbreviations are used in the portfolio descriptions.

I/O—Interest Only Security.

PAC—Planned Amortization Class.

P/O—Principal Only Security.

TBA—To be announced. Such securities are purchased on a forward commitment basis.

(a)	Variable Rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

The major asset category classification of portfolio holdings and other assets in excess of other liabilities shown as a percentage of net assets as of December 31, 2004 were as follows:

U.S. Government Agency Mortgage Pass-Through Obligations	99.8%
Collateralized Mortgage Obligations	10.7
United States Treasury Securities	2.6

113.1
Securities Sold Short	(13.9)
Other assets in excess of other liabilities	0.8

100.0%

See Notes to Financial Statements

82	THE TARGET PORTFOLIO TRUST

Portfolio of Investments As of December 31, 2004	U.S. Government Money Market Portfolio

PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

	Federal Home Loan Bank—8.4%
$1,200	2.22%, 2/4/05(a)	$1,197,484
1,420	2.23%, 2/18/05(a)	1,415,778
1,000	1.50%, 3/1/05	1,000,000
1,198	2.36%, 3/21/05(a)	1,191,796
1,000	1.625%, 4/15/05	1,003,108
400	1.66%, 5/16/05	400,000

		6,208,166

	Federal Home Loan Mortgage Corp.—31.0%
4,000	1.97%, 1/11/05(a)	3,997,811
5,000	2.03%, 1/18/05(a)	4,995,207
4,022	2.05%, 1/24/05(a)	4,016,732
1,100	2.15%, 1/25/05(a)	1,098,424
5,939	2.14% - 2.28%, 2/1/05(a)	5,927,513
3,000	1.16%, 3/8/05(a)	2,993,620

		23,029,307

	Federal National Mortgage Association—25.2%
11,250	2.24%, 2/2/05(a)	11,227,600
3,000	1.14%, 2/4/05(a)	2,996,770
1,000	2.23%, 2/10/05(a)	997,522
2,000	1.375%, 2/11/05	1,997,992
750	1.375%, 2/14/05	749,978
200	1.61%, 5/13/05	200,000
500	1.75%, 5/23/05	500,000

		18,669,862

	Repurchase Agreements—36.0%
8,800	Deutsche Bank Securities, 2.17%, dated 12/31/04, due 1/03/05 in the amount of $8,801,591 (cost $8,800,000; collateralized by $8,938,722 Government National Mortgage Association, 5.00%, 12/15/34, value of the collateral including accrued interest was $8,976,001)	8,800,000
17,900	Goldman, Sachs & Co., 2.29%, dated 12/31/04, due 1/03/05 in the amount of $17,903,416 (cost $17,900,000; collateralized by $18,188,304 Federal Home Loan Mortgage Corp., 4.50%, 5/01/24, value of the collateral including accrued interest was $18,258,001)	17,900,000

		26,700,000

	Total Investments—100.6% (amortized cost $74,607,335)(b)	74,607,335
	Liabilities in excess of other assets—(0.6%)	(417,521)

	Net Assets—100%	$74,189,814

(a)	Rate quoted represents yield-to-maturity as of purchase date.
(b)	Federal income tax basis of portfolio securities is the same as for financial reporting purposes.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	83

U.S. Government Money Market Portfolio (cont’d)	Portfolio of Investments As of December 31, 2004

The major asset category classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Repurchase Agreements	36.0%
Federal Home Loan Mortgage Corp.	31.0
Federal National Mortgage Association	25.2
Federal Home Loan Bank	8.4

100.6
Liabilities in excess of other assets	(0.6)

100.0%

See Notes to Financial Statements

84	THE TARGET PORTFOLIO TRUST

Statements of Assets and Liabilities December 31, 2004

	LARGE CAPITALIZATION GROWTH PORTFOLIO	LARGE CAPITALIZATION VALUE PORTFOLIO	SMALL CAPITALIZATION GROWTH PORTFOLIO	SMALL CAPITALIZATION VALUE PORTFOLIO

ASSETS
Investments, at value*	$339,514,153	$385,501,762	$159,104,914	$245,784,056
Repurchase Agreement*	—	—	—	—
Cash	—	—	—	22,268
Foreign currency, at value**	—	—	—	—
Receivable for Fund shares sold	212,614	209,993	70,584	521,756
Dividends and interest receivable	171,062	593,757	44,855	285,945
Prepaid expenses and other assets	13,339	12,180	6,094	13,767
Receivable for investments sold	6,008,684	1,025,081	468,301	505,505
Receivable for foreign tax reclaim	—	—	—	—
Due from broker for variation margin	—	—	—	—
Premium for swaps purchased	—	—	—	—
Unrealized appreciation on swaps	—	—	—	—
Unrealized appreciation on forward currency contracts	—	—	—	—
Total assets	345,919,852	387,342,773	159,694,748	247,133,297

LIABILITIES
Payable for Fund shares reacquired	828,079	688,412	323,454	1,030,487
Payable for investments purchased	—	899,158	31,299	165,444
Accrued expenses and other liabilities	198,543	132,568	169,664	224,502
Management fee payable	175,660	195,396	79,578	123,805
Deferred Trustees’ fees	11,976	13,738	12,075	12,809
Payable to custodian	945,977	—	321,423	—
Dividends payable	—	—	—	—
Due to broker for variation margin	—	—	—	—
Outstanding options written***	—	—	—	—
Premium for swaps written	—	—	—	—
Unrealized depreciation on swaps	—	—	—	—
Unrealized depreciation on forward currency contracts	—	—	—	—
Investments sold short, at value****	—	—	—	—
Total liabilities	2,160,235	1,929,272	937,493	1,557,047

NET ASSETS	$343,759,617	$385,413,501	$158,757,255	$245,576,250
Net assets were comprised of: Shares of beneficial interest, at par	$21,614	$23,230	$14,714	$11,242
Paid-in capital, in excess of par	283,580,507	282,294,924	180,012,142	167,159,077
	283,602,121	282,318,154	180,026,856	167,170,319
Undistributed net investment income (loss)	19,269	390,569	(12,075)	35,568
Accumulated net realized gains (losses)	(15,141,325)	11,128,589	(46,289,658)	2,450,917
Net unrealized appreciation (depreciation)	75,279,552	91,576,189	25,032,132	75,919,446
Net assets, December 31, 2004	$343,759,617	$385,413,501	$158,757,255	$245,576,250
Shares of beneficial interest issued and outstanding	21,613,694	23,230,228	14,714,348	11,241,974
Net asset value, offering price and redemption price per share	$15.90	$16.59	$10.79	$21.84
* Identified cost of total investments	$264,234,601	$293,925,573	$134,072,782	$169,864,610
** Identified cost of currency	$—	$—	$—	$—
*** Premiums received from options written	$—	$—	$—	$—
**** Proceeds received from short sales	$—	$—	$—	$—

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	85

Statements of Assets and Liabilities December 31, 2004 (cont’d)

	INTERNATIONAL EQUITY PORTFOLIO	INTERNATIONAL BOND PORTFOLIO	TOTAL RETURN BOND PORTFOLIO	INTERMEDIATE- TERM BOND PORTFOLIO

ASSETS
Investments, at value*	$227,599,115	$49,712,395	$192,711,443	$336,122,375
Repurchase Agreement*	—	—	—	—
Cash	957	126,842	2,082,433	4,789,468
Foreign currency, at value**	—	534,397	983,067	728,853
Receivable for Fund shares sold	158,943	49,153	324,051	361,305
Dividends and interest receivable	344,626	752,380	1,395,547	1,675,847
Prepaid expenses and other assets	4,921	1,283	4,900	10,096
Receivable for investments sold	2,494,536	—	54,965,320	198
Receivable for foreign tax reclaim	514,998	—	—	—
Due from broker for variation margin	—	3,984	136,559	201,191
Premium for swaps purchased	—	15,804	246,430	118,899
Unrealized appreciation on swaps	—	32,204	371,718	355,085
Unrealized appreciation on forward currency contracts	—	44,527	20,275	—
Total assets	231,118,096	51,272,969	253,241,743	344,363,317

LIABILITIES
Payable for Fund shares reacquired	512,743	105,996	630,813	536,547
Payable for investments purchased	—	5,506,618	36,259,138	45,035,747
Accrued expenses and other liabilities	144,616	105,660	99,264	158,894
Management fee payable	135,537	19,139	67,292	114,657
Deferred Trustees’ fees	12,668	8,953	11,523	12,729
Payable to custodian	—	—	—	—
Dividends payable	—	—	17,015	21,574
Due to broker for variation margin	—	—	—	—
Outstanding options written***	—	5,906	162,621	47,129
Premium for swaps written	—	149,268	1,266,774	129,570
Unrealized depreciation on swaps	—	15,176	1,289,790	324,164
Unrealized depreciation on forward currency contracts	12,698	451,252	67,144	—
Investments sold short, at value****	—	—	34,882,196	—
Total liabilities	818,262	6,367,968	74,753,570	46,381,011

NET ASSETS	$230,299,834	$44,905,001	$178,488,173	$297,982,306
Net assets were comprised of: Shares of beneficial interest, at par	$17,543	$5,482	$16,783	$28,762
Paid-in capital, in excess of par	214,914,759	46,245,651	176,920,161	297,450,866
	214,932,302	46,251,133	176,936,944	297,479,628
Undistributed net investment income (loss)	436,240	(6,485,912)	(290,951)	176,503
Accumulated net realized gains (losses)	(30,939,110)	2,972	910,526	(1,313,670)
Net unrealized appreciation (depreciation)	45,870,402	5,136,808	931,654	1,639,845
Net assets, December 31, 2004	$230,299,834	$44,905,001	$178,488,173	$297,982,306
Shares of beneficial interest issued and outstanding	17,542,780	5,481,607	16,782,672	28,762,079
Net asset value, offering price and redemption price per share	$13.13	$8.19	$10.64	$10.36
* Identified cost of total investments	$181,817,766	$44,270,836	$190,843,458	$334,806,735
** Identified cost of currency	$—	$531,532	$972,493	$711,187
*** Premiums received from options written	$—	$29,965	$545,289	$346,443
**** Proceeds received from short sales	$—	$—	$34,755,801	$—

See Notes to Financial Statements

86	THE TARGET PORTFOLIO TRUST

Statements of Assets and Liabilities December 31, 2004 (cont’d)

	MORTGAGE BACKED SECURITIES PORTFOLIO	U.S. GOVERNMENT MONEY MARKET PORTFOLIO

ASSETS
Investments, at value*	$108,397,325	$47,907,335
Repurchase Agreement*	—	26,700,000
Cash	84,423	9,280
Foreign currency, at value**	—	—
Receivable for Fund shares sold	69,274	263,596
Dividends and interest receivable	495,225	31,627
Prepaid expenses and other assets	5,143	3,405
Receivable for investments sold	13,312,386	—
Receivable for foreign tax reclaim	—	—
Due from broker for variation margin	—	—
Premium for swaps purchased	—	—
Unrealized appreciation on swaps	1,339	—
Unrealized appreciation on forward currency contracts	—	—
Total assets	122,365,115	74,915,243

LIABILITIES
Payable for Fund shares reacquired	143,523	600,565
Payable for investments purchased	12,884,844	—
Accrued expenses and other liabilities	136,589	100,854
Management fee payable	37,092	7,754
Deferred Trustees’ fees	11,547	13,490
Payable to custodian	—	—
Dividends payable	11,840	2,766
Due to broker for variation margin	4,359	—
Outstanding options written***	—	—
Premium for swaps written	—	—
Unrealized depreciation on swaps	—	—
Unrealized depreciation on forward currency contracts	—	—
Investments sold short, at value****	13,339,689	—
Total liabilities	26,569,483	725,429

NET ASSETS	$95,795,632	$74,189,814
Net assets were comprised of: Shares of beneficial interest, at par	$9,216	$74,190
Paid-in capital, in excess of par	96,128,896	74,116,030
	96,138,112	74,190,220
Undistributed net investment income (loss)	(15,711)	—
Accumulated net realized gains (losses)	(1,718,822)	(406)
Net unrealized appreciation (depreciation)	1,392,053	—
Net assets, December 31, 2004	$95,795,632	$74,189,814
Shares of beneficial interest issued and outstanding	9,215,956	74,190,220
Net asset value, offering price and redemption price per share	$10.39	$1.00
* Identified cost of total investments	$106,983,416	$74,607,335
** Identified cost of currency	$—	$—
*** Premiums received from options written	$—	$—
**** Proceeds received from short sales	$13,310,156	$—

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	87

Statements of Operations

For The Year Ended December 31, 2004

	LARGE CAPITALIZATION GROWTH PORTFOLIO	LARGE CAPITALIZATION VALUE PORTFOLIO	SMALL CAPITALIZATION GROWTH PORTFOLIO	SMALL CAPITALIZATION VALUE PORTFOLIO

NET INVESTMENT INCOME (LOSS)
Income
Interest	$—	$—	$—	$—
Dividends	4,209,913	7,542,849	456,227	3,671,808
Less: Foreign withholding taxes	(1,148)	(97)	—	(6,667)
Total income	4,208,765	7,542,752	456,227	3,665,141
Expenses
Management fee	2,072,476	2,077,916	880,299	1,310,922
Transfer agent’s fees and expenses	339,000	260,000	243,000	286,000
Custodian’s fees and expenses	105,000	110,000	96,000	98,000
Reports to shareholders	45,000	33,000	13,000	10,000
Registration fees	31,000	39,000	21,000	15,000
Legal fees and expenses	30,000	21,000	26,000	29,000
Trustees’ fees	10,000	8,000	10,000	11,000
Audit fees	18,000	18,000	17,000	18,000
Miscellaneous	14,013	9,516	8,300	12,986
Total expenses	2,664,489	2,576,432	1,314,599	1,790,908
Net investment income (loss)	1,544,276	4,966,320	(858,372)	1,874,233

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	44,858,283	33,363,731	8,627,807	14,363,197
Financial futures contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Options written	—	—	—	—
Swaps	—	—	—	—
Short sales	—	—	—	—
Total net realized gain	44,858,283	33,363,731	8,627,807	14,363,197
Net change in unrealized appreciation (depreciation) on: Investments	(34,500,918)	23,851,981	13,062,442	32,107,615
Financial futures contracts	—	—	—	—
Foreign currencies	—	—	—	—
Options written	—	—	—	—
Swaps	—	—	—	—
Short sales	—	—	—	—
Net change in unrealized appreciation (depreciation)	(34,500,918)	23,851,981	13,062,442	32,107,615
Net gain	10,357,365	57,215,712	21,690,249	46,470,812

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,901,641	$62,182,032	$20,831,877	$48,345,045

See Notes to Financial Statements

88	THE TARGET PORTFOLIO TRUST

Statements of Operations

For The Year Ended December 31, 2004 (cont’d)

	INTERNATIONAL EQUITY PORTFOLIO	INTERNATIONAL BOND PORTFOLIO	TOTAL RETURN BOND PORTFOLIO	INTERMEDIATE- TERM BOND PORTFOLIO

NET INVESTMENT INCOME
Income
Interest	$50,617	$1,556,574	$4,370,114	$7,975,066
Dividends	5,405,984	34,310	—	—
Less: Foreign withholding taxes	(706,817)	(19,418)	(4,349)	(16)
Total income	4,749,784	1,571,466	4,365,765	7,975,050
Expenses
Management fee	1,465,645	215,993	765,329	1,434,021
Transfer agent’s fees and expenses	221,000	95,000	212,000	286,000
Custodian’s fees and expenses	289,000	240,000	194,000	176,000
Reports to shareholders	25,000	9,000	17,000	40,000
Registration fees	25,000	18,000	32,000	42,000
Legal fees and expenses	19,000	23,000	15,000	23,000
Trustees’ fees	10,000	9,000	9,000	13,000
Audit fees	22,000	27,000	22,000	23,000
Miscellaneous	22,698	4,544	12,192	14,376
Total expenses	2,099,343	641,537	1,278,521	2,051,397
Net investment income	2,650,441	929,929	3,087,244	5,923,653

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	21,298,529	2,848,501	3,046,481	2,198,476
Financial futures contracts	—	16,735	3,358,662	2,994,118
Foreign currency transactions	(900,424)	(5,431,230)	(205,106)	(304,587)
Options written	—	(93,049)	345,653	289,078
Swaps	—	15,686	925,097	562,426
Short sales	—	—	(940,732)	—
Total net realized gain (loss)	20,398,105	(2,643,357)	6,530,055	5,739,511
Net change in unrealized appreciation (depreciation) on: Investments	7,819,187	1,505,704	206,050	(1,087,322)
Financial futures contracts	—	40,709	(1,175,454)	(996,613)
Foreign currencies	24,351	1,737,801	(89,603)	(124,286)
Options written	—	24,059	250,351	267,068
Swaps	—	17,028	(942,362)	72,413
Short sales	—	—	49,848	—
Net change in unrealized appreciation (depreciation)	7,843,538	3,325,301	(1,701,170)	(1,868,740)
Net gain	28,241,643	681,944	4,828,885	3,870,771

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,892,084	$1,611,873	$7,916,129	$9,794,424

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	89

Statements of Operations

For The Year Ended December 31, 2004 (cont’d)

	MORTGAGE BACKED SECURITIES PORTFOLIO	U.S. GOVERNMENT MONEY MARKET PORTFOLIO

NET INVESTMENT INCOME
Income
Interest	$4,510,312	$1,294,903
Dividends	—	—
Less: Foreign withholding taxes	—	—
Total income	4,510,312	1,294,903
Expenses
Management fee	463,747	237,137
Transfer agent’s fees and expenses	154,000	109,000
Custodian’s fees and expenses	150,000	97,000
Reports to shareholders	35,000	41,000
Registration fees	40,000	31,000
Legal fees and expenses	37,000	35,000
Trustees’ fees	11,000	10,000
Audit fees	23,000	17,000
Miscellaneous	9,462	8,646
Total expenses	923,209	585,783
Net investment income	3,587,103	709,120

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	827,139	(406)
Financial futures contracts	(119,321)	—
Foreign currency transactions	—	—
Options written	—	—
Swaps	13,426	—
Short sales	(84,258)	—
Total net realized loss	636,986	(406)
Net change in unrealized appreciation (depreciation) on: Investments	(568,304)	—
Financial futures contracts	6,338	—
Foreign currencies	—	—
Options written	—	—
Swaps	1,339	—
Short sales	(16,877)	—
Net change in unrealized appreciation (depreciation)	(577,504)	—
Net loss	59,482	(406)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,646,585	$708,714

See Notes to Financial Statements

90	THE TARGET PORTFOLIO TRUST

Statements of Changes in Net Assets

	LARGE CAPITALIZATION GROWTH PORTFOLIO		LARGE CAPITALIZATION VALUE PORTFOLIO
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$1,544,276	$(266,415)	$4,966,320	$3,804,770
Net realized gain on investment and foreign currency transactions	44,858,283	147,403	33,363,731	3,331,117
Net change in unrealized appreciation (depreciation) of investments	(34,500,918)	96,800,137	23,851,981	74,996,919
Net increase in net assets resulting from operations	11,901,641	96,681,125	62,182,032	82,132,806
Distributions (Note 1)
Dividends from net investment income	(1,525,007)	—	(4,679,699)	(3,731,879)
Distributions from net realized gains	—	—	—	—
Tax return of capital distributions	—	—	—	—
Total distributions	(1,525,007)	—	(4,679,699)	(3,731,879)
Fund share transactions (Note 6)
Net proceeds from shares sold	75,709,022	90,568,160	79,263,751	68,404,898
Net asset value of shares issued in reinvestment of dividends and distributions	1,524,328	—	4,674,589	3,647,047
Cost of shares reacquired	(92,235,417)	(82,611,933)	(72,157,795)	(63,948,228)
Net increase (decrease) in net assets from Fund share transactions	(15,002,067)	7,956,227	11,780,545	8,103,717
Total increase (decrease)	(4,625,433)	104,637,352	69,282,878	86,504,644

NET ASSETS
Beginning of year	348,385,050	243,747,698	316,130,623	229,625,979
End of year(a)	$343,759,617	$348,385,050	$385,413,501	$316,130,623
(a) Includes undistributed net investment income of	$19,269	$—	$390,569	$103,948

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	91

Statements of Changes in Net Assets (cont’d)

	SMALL CAPITALIZATION GROWTH PORTFOLIO		SMALL CAPITALIZATION VALUE PORTFOLIO
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$(858,372)	$(928,998)	$1,874,233	$249,093
Net realized gain on investment and foreign currency transactions	8,627,807	2,695,947	14,363,197	12,342,371
Net change in unrealized appreciation (depreciation) of investments	13,062,442	32,138,123	32,107,615	51,963,048
Net increase in net assets resulting from operations	20,831,877	33,905,072	48,345,045	64,554,512
Distributions (Note 1)
Dividends from net investment income	—	—	(1,838,665)	(297,792)
Distributions from net realized gains	—	—	(13,095,907)	(6,670,354)
Tax return of capital distributions	—	—	—	—
Total distributions	—	—	(14,934,572)	(6,968,146)
Fund share transactions (Note 6)
Net proceeds from shares sold	32,372,700	36,726,416	55,190,474	43,122,655
Net asset value of shares issued in reinvestment of dividends and distributions	—	—	14,826,689	6,775,452
Cost of shares reacquired	(34,698,634)	(31,248,031)	(63,840,640)	(49,425,658)
Net increase (decrease) in net assets from Fund share transactions	(2,325,934)	5,478,385	6,176,523	472,449
Total increase	18,505,943	39,383,457	39,586,996	58,058,815

NET ASSETS
Beginning of year	140,251,312	100,867,855	205,989,254	147,930,439
End of year(a)	$158,757,255	$140,251,312	$245,576,250	$205,989,254
(a) Includes undistributed net investment income of	$—	$—	$35,568	$—

See Notes to Financial Statements

92	THE TARGET PORTFOLIO TRUST

Statements of Changes in Net Assets (cont’d)

	INTERNATIONAL EQUITY PORTFOLIO		INTERNATIONAL BOND PORTFOLIO
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$2,650,441	$2,599,038	$929,929	$620,772
Net realized gain (loss) on investment and foreign currency transactions	20,398,105	(105,074)	(2,643,357)	1,307,743
Net change in unrealized appreciation (depreciation) of investments	7,843,538	39,052,199	3,325,301	(325,141)
Net increase in net assets resulting from operations	30,892,084	41,546,163	1,611,873	1,603,374
Distributions (Note 1)
Dividends from net investment income	(2,494,485)	(2,118,075)	(2,484,946)	(3,416,812)
Distributions from net realized gains	—	—	(456,277)	(24,731)
Tax return of capital distributions	—	—	—	—
Total distributions	(2,494,485)	(2,118,075)	(2,941,223)	(3,441,543)
Fund share transactions (Note 6)
Net proceeds from shares sold	56,273,516	90,795,763	20,311,661	34,299,415
Net asset value of shares issued in reinvestment of dividends and distributions	2,472,659	2,078,838	2,925,531	3,241,777
Cost of shares reacquired	(48,752,641)	(80,785,501)	(15,555,918)	(24,797,728)
Net increase in net assets from Fund share transactions	9,993,534	12,089,100	7,681,274	12,743,464
Total increase	38,391,133	51,517,188	6,351,924	10,905,295

NET ASSETS
Beginning of year	191,908,701	140,391,513	38,553,077	27,647,782
End of year(a)	$230,299,834	$191,908,701	$44,905,001	$38,553,077
(a) Includes undistributed net investment income of	$436,240	$911,418	$—	$—

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	93

Statements of Changes in Net Assets (cont’d)

	TOTAL RETURN BOND PORTFOLIO		INTERMEDIATE-TERM BOND PORTFOLIO
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$3,087,244	$4,538,514	$5,923,653	$9,080,352
Net realized gain on investment and foreign currency transactions	6,530,055	5,088,946	5,739,511	6,433,616
Net change in unrealized appreciation (depreciation) of investments	(1,701,170)	(445,026)	(1,868,740)	(294,056)
Net increase in net assets resulting from operations	7,916,129	9,182,434	9,794,424	15,219,912
Distributions (Note 1)
Dividends from net investment income	(7,979,590)	(4,978,895)	(7,098,116)	(11,106,479)
Distributions from net realized gains	(556,213)	(5,176,715)	(5,620,690)	(5,519,023)
Tax return of capital distributions	—	—	—	—
Total distributions	(8,535,803)	(10,155,610)	(12,718,806)	(16,625,502)
Fund share transactions (Note 6)
Net proceeds from shares sold	68,049,223	75,598,373	77,193,471	144,146,258
Net asset value of shares issued in reinvestment of dividends and distributions	8,280,441	9,845,648	12,177,841	15,775,559
Cost of shares reacquired	(55,370,002)	(65,811,034)	(123,270,731)	(156,779,293)
Net increase (decrease) in net assets from Fund share transactions	20,959,662	19,632,987	(33,899,419)	3,142,524
Total increase (decrease)	20,339,988	18,659,811	(36,823,801)	1,736,934

NET ASSETS
Beginning of year	158,148,185	139,488,374	334,806,107	333,069,173
End of year(a)	$178,488,173	$158,148,185	$297,982,306	$334,806,107
(a) Includes undistributed net investment income of	$—	$—	$176,503	$—

See Notes to Financial Statements

94	THE TARGET PORTFOLIO TRUST

Statements of Changes in Net Assets (cont’d)

	MORTGAGE BACKED SECURITIES PORTFOLIO		U.S. GOVERNMENT MONEY MARKET PORTFOLIO
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$3,587,103	$5,072,570	$709,120	$816,956
Net realized gain (loss) on investment and foreign currency transactions	636,986	(1,180,435)	(406)	3,401
Net change in unrealized appreciation (depreciation) of investments	(577,504)	(1,529,703)	—	—
Net increase in net assets resulting from operations	3,646,585	2,362,432	708,714	820,357
Distributions (Note 1)
Dividends from net investment income	(4,319,318)	(5,247,606)	(709,120)	(820,357)
Distributions from net realized gains	—	—	—	—
Tax return of capital distributions	—	—	—	—
Total distributions	(4,319,318)	(5,247,606)	(709,120)	(820,357)
Fund share transactions (Note6)(a)
Net proceeds from shares sold	23,936,870	50,238,355	131,542,846	236,126,066
Net asset value of shares issued in reinvestment of dividends and distributions	3,838,750	4,676,518	661,498	771,336
Cost of shares reacquired	(38,379,255)	(60,503,405)	(156,477,713)	(265,575,191)
Net decrease in net assets from Fund share transactions	(10,603,635)	(5,588,532)	(24,273,369)	(28,677,789)
Total decrease	(11,276,368)	(8,473,706)	(24,273,775)	(28,677,789)

NET ASSETS
Beginning of year	107,072,000	115,545,706	98,463,589	127,141,378
End of year(b)	$95,795,632	$107,072,000	$74,189,814	$98,463,589
(a) Fund share transactions are at $1 per share for the U.S. Government Money Market Portfolio.
(b) Includes undistributed net investment income of	$—	$—	$—	$—

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	95

Financial Highlights

	LARGE CAPITALIZATION GROWTH PORTFOLIO
	Year Ended December 31,
	2004	2003	2002	2001	2000

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$15.39	$11.03	$16.15	$23.20	$25.68
Income (loss) from investment operations
Net investment income (loss)	.07	(.01)	(.01)	.02	(.06)
Net realized and unrealized gain (loss) on investment transactions	.51	4.37	(5.11)	(7.05)	(.68)
Total from investment operations	.58	4.36	(5.12)	(7.03)	(.74)
Less distributions
Dividends from net investment income	(.07)	—	—	(.02)	—
Distributions from net realized gains	—	—	—	—	(1.74)
Total distributions	(.07)	—	—	(.02)	(1.74)
Net asset value, end of year	$15.90	$15.39	$11.03	$16.15	$23.20

TOTAL RETURN(a)	3.78%	39.53%	(31.70)%	(30.32)%	(3.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$343,760	$348,385	$243,748	$358,429	$512,778
Average net assets (000)	$345,413	$290,985	$297,189	$397,492	$581,198
Ratios to average net assets
Expenses	.77%	.84%	.81%	.75%	.69%
Net investment income (loss)	.45%	(.09)%	(.11)%	.08%	(.25)%
Portfolio turnover rate	76%	49%	66%	68%	48%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

96	THE TARGET PORTFOLIO TRUST

Financial Highlights (cont’d)

	LARGE CAPITALIZATION VALUE PORTFOLIO
	Year Ended December 31,
	2004	2003	2002	2001	2000

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$14.13	$10.49	$12.45	$12.64	$13.01
Income (loss) from investment operations
Net investment income	.21	.17	.18	.19	.25
Net realized and unrealized gain (loss) on investment transactions	2.45	3.64	(1.85)	(.03)	.72
Total from investment operations	2.66	3.81	(1.67)	.16	.97
Less distributions
Dividends from net investment income	(.20)	(.17)	(.17)	(.19)	(.25)
Distributions from net realized gains	—	—	(.12)	(.16)	(1.09)
Total distributions	(.20)	(.17)	(.29)	(.35)	(1.34)
Net asset value, end of year	$16.59	$14.13	$10.49	$12.45	$12.64

TOTAL RETURN(a)	18.87%	36.38%	(13.57)%	1.21%	8.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$385,414	$316,131	$229,626	$275,208	$268,802
Average net assets (000)	$346,319	$253,653	$253,096	$275,773	$243,008
Ratios to average net assets
Expenses	.74%	.80%	.80%	.76%	.80%
Net investment income	1.43%	1.50%	1.49%	1.51%	2.01%
Portfolio turnover rate	47%	56%	56%	50%	80%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	97

Financial Highlights (cont’d)

	SMALL CAPITALIZATION GROWTH PORTFOLIO
	Year Ended December 31,
	2004	2003	2002	2001	2000

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$9.38	$7.05	$10.56	$13.09	$17.47
Income (loss) from investment operations
Net investment loss	(.06)	(.06)	(.06)	(.07)	(.07)
Net realized and unrealized gain (loss) on investment transactions	1.47	2.39	(3.45)	(2.46)	.36
Total from investment operations	1.41	2.33	(3.51)	(2.53)	.29
Less distributions
Distributions from net realized gains	—	—	—	—	(4.67)
Net asset value, end of year	$10.79	$9.38	$7.05	$10.56	$13.09

TOTAL RETURN(a)	15.03%	33.05%	(33.24)%	(19.33)%	1.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$158,757	$140,251	$100,868	$145,554	$182,515
Average net assets (000)	$146,717	$116,632	$122,299	$156,654	$197,168
Ratios to average net assets
Expenses	.90%	1.03%	.99%	.88%	.79%
Net investment loss	(.58)%	(.80)%	(.74)%	(.59)%	(.49)%
Portfolio turnover rate	107%	235%	153%	167%	165%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

98	THE TARGET PORTFOLIO TRUST

Financial Highlights (cont’d)

	SMALL CAPITALIZATION VALUE PORTFOLIO
	Year Ended December 31,
	2004	2003	2002	2001	2000

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$18.78	$13.23	$17.54	$16.88	$14.97
Income (loss) from investment operations
Net investment income	.17	.03	.04	.09	.11
Net realized and unrealized gain (loss) on investment transactions	4.27	6.18	(1.41)	2.67	3.34
Total from investment operations	4.44	6.21	(1.37)	2.76	3.45
Less distributions
Dividends from net investment income	(.17)	(.03)	(.04)	(.19)	(.02)
Distributions from net realized gains	(1.21)	(.63)	(2.90)	(1.91)	(1.52)
Total distributions	(1.38)	(.66)	(2.94)	(2.10)	(1.54)
Net asset value, end of year	$21.84	$18.78	$13.23	$17.54	$16.88

TOTAL RETURN(a)	24.02%	47.10%	(8.48)%	17.23%	23.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$245,576	$205,989	$147,930	$177,088	$152,672
Average net assets (000)	$218,487	$161,025	$167,945	$161,663	$130,303
Ratios to average net assets
Expenses	.82%	.93%	.88%	.87%	.85%
Net investment income	.86%	.15%	.23%	.59%	.75%
Portfolio turnover rate	22%	89%	95%	114%	55%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	99

Financial Highlights (cont’d)

	INTERNATIONAL EQUITY PORTFOLIO
	Year Ended December 31,
	2004	2003	2002	2001	2000

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$11.53	$9.07	$10.10	$13.52	$17.37
Income (loss) from investment operations
Net investment income	.15	.16	.11	.09	.17
Net realized and unrealized gain (loss) on investment transactions	1.59	2.43	(1.14)	(3.39)	(1.87)
Total from investment operations	1.74	2.59	(1.03)	(3.30)	(1.70)
Less distributions
Dividends from net investment income	(.14)	(.13)	— (b)	—	(.17)
Distributions in excess of net investment income	—	—	—	—	(.17)
Distributions from net realized gains	—	—	—	(.12)	(1.81)
Total distributions	(.14)	(.13)	—	(.12)	(2.15)
Net asset value, end of year	$13.13	$11.53	$9.07	$10.10	$13.52

TOTAL RETURN(a)	15.23%	28.76%	(10.17)%	(24.56)%	(9.42)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$230,300	$191,909	$140,392	$158,307	$227,028
Average net assets (000)	$209,378	$153,435	$150,249	$190,106	$246,420
Ratios to average net assets
Expenses	1.00%	1.07%	1.09%	1.01%	.93%
Net investment income	1.27%	1.69%	1.17%	.82%	.85%
Portfolio turnover rate	59%	47%	55%	65%	44%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.

See Notes to Financial Statements

100	THE TARGET PORTFOLIO TRUST

Financial Highlights (cont’d)

	INTERNATIONAL BOND PORTFOLIO
	Year Ended December 31,
	2004	2003	2002	2001	2000

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$8.45	$8.83	$7.46	$8.08	$8.48
Income (loss) from investment operations
Net investment income	.26	.21	.15	.18	.32
Net realized and unrealized gain (loss) on investment transactions	.05	.26	1.33	(.64)	(.45)
Total from investment operations	.31	.47	1.48	(.46)	(.13)
Less distributions
Dividends from net investment income	(.48)	(.84)	(.11)	—	—
Distributions from net realized gains	(.09)	(.01)	—	—	—
Tax return of capital distributions	—	—	—	(.16)	(.27)
Total distributions	(.57)	(.85)	(.11)	(.16)	(.27)
Net asset value, end of year	$8.19	$8.45	$8.83	$7.46	$8.08

TOTAL RETURN(a)	3.71%	5.31%	20.14%	(5.73)%	(1.34)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$44,905	$38,553	$27,648	$18,637	$19,548
Average net assets (000)	$43,199	$32,992	$22,022	$19,235	$20,809
Ratios to average net assets
Expenses	1.49%	1.51%	1.69%	1.83%	1.47%
Net investment income	2.15%	1.88%	1.88%	2.31%	4.16%
Portfolio turnover rate	169%	235%	238%	251%	52%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	101

Financial Highlights (cont’d)

	TOTAL RETURN BOND PORTFOLIO
	Year Ended December 31,
	2004	2003	2002	2001	2000

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$10.66	$10.73	$10.42	$10.27	$9.86
Income from investment operations
Net investment income	.20	.33	.41	.52	.66
Net realized and unrealized gain on investment transactions	.31	.33	.57	.28	.42
Total from investment Operations	.51	.66	.98	.80	1.08
Less distributions
Dividends from net investment income	(.44)	(.36)	(.45)	(.54)	(.67)
Distributions from net realized gains	(.09)	(.37)	(.22)	(.11)	—
Total distributions	(.53)	(.73)	(.67)	(.65)	(.67)
Net asset value, end of year	$10.64	$10.66	$10.73	$10.42	$10.27

TOTAL RETURN(a)	4.73%	6.22%	9.65%	7.97%	11.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$178,488	$158,148	$139,488	$106,086	$74,003
Average net assets (000)	$170,073	$151,999	$122,888	$90,698	$67,151
Ratios to average net assets
Expenses	.75%	.76%	.75%	.78%	.79%
Net investment income	1.82%	2.99%	3.89%	4.83%	6.23%
Portfolio turnover rate	587%	445%	429%	472%	483%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

102	THE TARGET PORTFOLIO TRUST

Financial Highlights (cont’d)

	INTERMEDIATE-TERM BOND PORTFOLIO
	Year Ended December 31,
	2004	2003	2002	2001	2000

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$10.46	$10.50	$10.23	$10.23	$9.92
Income from investment operations
Net investment income	.19	.28	.38	.52	.63
Net realized and unrealized gain on investment transactions	.14	.19	.47	.29	.34
Total from investment operations	.33	.47	.85	.81	.97
Less distributions
Dividends from net investment income	(.24)	(.34)	(.39)	(.54)	(.63)
Distributions in excess of net investment income	—	—	—	—	(.03)
Distributions from net realized gains	(.19)	(.17)	(.19)	(.27)	—
Total distributions	(.43)	(.51)	(.58)	(.81)	(.66)
Net asset value, end of year	$10.36	$10.46	$10.50	$10.23	$10.23

TOTAL RETURN(a)	3.19%	4.58%	8.56%	8.19%	10.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$297,982	$334,806	$333,069	$195,233	$130,715
Average net assets (000)	$318,671	$343,466	$258,072	$167,039	$116,330
Ratios to average net assets
Expenses	.64%	.68%	.66%	.66%	.71%
Net investment income	1.86%	2.64%	3.58%	4.91%	6.35%
Portfolio turnover rate	133%	422%	377%	560%	423%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	103

Financial Highlights (cont’d)

	MORTGAGE BACKED SECURITIES PORTFOLIO
	Year Ended December 31,
	2004	2003	2002	2001	2000

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$10.45	$10.70	$10.44	$10.31	$9.97
Income (loss) from investment operations
Net investment income	.36	.47	.56	.61	.65
Net realized and unrealized gain (loss) on investment transactions	.02	(.24)	.27	.17	.33
Total from investment operations	.38	.23	.83	.78	.98
Less distributions
Dividends from net investment income	(.44)	(.48)	(.57)	(.65)	(.64)
Net asset value, end of year	$10.39	$10.45	$10.70	$10.44	$10.31

TOTAL RETURN(a)	3.68%	2.20%	8.13%	7.79%	10.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$95,796	$107,072	$115,546	$75,502	$63,234
Average net assets (000)	$103,055	$114,526	$94,893	$69,767	$61,771
Ratios to average net assets
Expenses	.90%	.84%	.80%	.84%	.83%
Net investment income	3.48%	4.43%	4.43%	5.74%	6.60%
Portfolio turnover rate	279%	282%	184%	72%	74%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

104	THE TARGET PORTFOLIO TRUST

Financial Highlights (cont’d)

	U.S. GOVERNMENT MONEY MARKET PORTFOLIO
	Year Ended December 31,
	2004	2003	2002	2001	2000

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income and net realized gain on investment transactions	.008	.007	.013	.037	.058
Dividends and distributions	(.008)	(.007)	(.013)	(.037)	(.058)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN(a)	0.76%	0.70%	1.31%	3.77%	5.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$74,190	$98,464	$127,141	$154,982	$122,226
Average net assets (000)	$94,854	$114,831	$128,550	$132,704	$93,985
Ratios to average net assets
Expenses	.59%	.52%	.45%	.51%	.56%
Net investment income	.72%	.71%	1.31%	3.52%	5.76%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	105

Notes to Financial Statements

The TARGET Portfolio Trust (the ‘Fund’) is an open-end management investment company. The Fund was established as a Delaware business trust on July 29, 1992 and consists of ten separate portfolios (the “Portfolio” or “Portfolios”). All the Portfolios are diversified, as defined under the Investment Company Act of 1940, except for the International Bond Portfolio. Investment operations commenced on January 5, 1993, with the exception of the International Bond Portfolio, which commenced on May 17, 1994.

The Portfolios and their investment objectives are as follows:

•	Large Capitalization Growth Portfolio—long-term capital appreciation through investment primarily in stocks of large corporations that, in the investment adviser’s opinion, should have earnings growth faster than that of the S&P 500;

•	Large Capitalization Value Portfolio—total return consisting of capital appreciation and dividend income through investment primarily in stocks of large corporations that, in the adviser’s opinion, are undervalued;

•	Small Capitalization Growth Portfolio—maximum capital appreciation through investment primarily in small company common stocks that, in the investment adviser’s opinion, should have earnings growth faster than that of the U.S. economy in general;

•	Small Capitalization Value Portfolio—above average capital appreciation through investment in small company common stocks that, in the adviser’s opinion, are undervalued or overlooked in the marketplace;

•	International Equity Portfolio—capital appreciation through investment primarily in stocks of companies domiciled outside the United States;

•	International Bond Portfolio—high total return through investment primarily in high-quality, foreign debt securities;

•	Total Return Bond Portfolio—total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years;

•	Intermediate-Term Bond Portfolio—current income and reasonable stability of principal through investment primarily in high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years;

•	Mortgage Backed Securities Portfolio—high current income primarily and capital appreciation secondarily, each consistent with the protection of capital through investment primarily in mortgage related securities;

•	U.S. Government Money Market Portfolio—maximum current income consistent with maintenance of liquidity and preservation of capital through investment exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

106	THE TARGET PORTFOLIO TRUST

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Portfolios in the preparation of its financial statements.

Securities Valuations: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Portfolio’s pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. As of December 31, 2004 there were no foreign securities whose value required adjustment in accordance with procedures approved by the Board of Trustees. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Certain Portfolios held illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above. Each Portfolio may hold up to 15% of its net assets in illiquid securities, except for the U.S. Government Money Market Portfolio, which may hold up to 10% of its net assets in illiquid securities.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.

U.S. Government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer (a dealer that trades in U.S. Government securities with the Federal Reserve System).

Securities held by the U.S. Government Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost.

Short-term securities held by the other Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term securities held by the other Portfolios which mature in more than 60 days are valued at current market quotations.

THE TARGET PORTFOLIO TRUST	107

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on financial futures contracts.

The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Portfolio maintains a segregated account of Securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to financial futures contracts. The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage-Backed Securities Portfolio and Total Return Bond Portfolio are the only portfolios that may invest in financial futures contracts.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the year, the Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at year end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and

108	THE TARGET PORTFOLIO TRUST

foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Foreign Currency Contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio enters into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currency transactions. Gains or losses are realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may enter into forward foreign currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings.

Options: The Portfolio may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gains or losses on purchased options are included in net realized gains or losses on investment transactions. Gains or losses on written options are presented separately as net realized gains or losses on options written.

The Portfolio, as writer of an option, may have no control over whether the contract may be exercised. As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or currencies underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. The Portfolio maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to options. The International Equity Portfolio, the International Bond Portfolio, the Intermediate-Term Bond Portfolio, the Total Return Bond Portfolio and the Mortgage-Backed Securities Portfolio may either purchase or write options.

THE TARGET PORTFOLIO TRUST	109

Short Sales: Certain portfolios of the Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Portfolio may sell a security, it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales. The Portfolio maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to short sales. The Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage-Backed Securities Portfolio may enter into short sales.

Swaps: A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Portfolio’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The Total Return Bond Portfolio, International Bond Portfolio, Mortgage Backed Securities Portfolio and the Intermediate-Term Bond Portfolio may enter into swaps.

The use of derivative transactions may involve elements of both market and credit risk in excess of the amounts reported in the Statements of Assets and Liabilities.

When-Issued/Delayed Delivery Securities: Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated

110	THE TARGET PORTFOLIO TRUST

on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount of debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the Portfolio or class level.

Dividends and Distributions: The Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio declare dividends of their net investment income daily and pay such dividends monthly. The U.S. Government Money Market Portfolio declares net investment income and any net capital gain (loss) daily and pays such dividends monthly. Each other Portfolio declares and pays a dividend of its net investment income, if any, at least annually. Each Portfolio except for the U.S. Government Money Market Portfolio declares and pays its net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on exdividend date. Permanent book/ tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital, in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Portfolio in the Fund is treated as a separate tax-paying entity. It is each Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund’s manager is Prudential Investments LLC (“PI”). PI manages the investment operations of the Fund, administers the Fund’s affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PI supervises the advisers’ performance of advisory services and makes recommendations to the Trustees as to whether the advisers’ contracts should be renewed, modified or terminated. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The advisers noted below each furnished investment advisory services in connection with the management of the Portfolios. Each of the two advisers of the domestic equity Portfolios—the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio and Small Capitalization Value Portfolio—manages approximately 50% of the assets of the respective Portfolio. In general, in order to maintain an approximately equal division of assets between the two advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) are divided between the two advisers as PI deems appropriate. In order to maintain an approximately equal allocation between the two subadvisers, a periodic rebalancing of each subadviser’s share of Portfolio assets may occur to account for market fluctuations.

THE TARGET PORTFOLIO TRUST	111

Portfolio	Adviser
Large Capitalization Growth	Oak Associates, Ltd. and Columbus Circle Investors
Large Capitalization Value	J.P. Morgan Investment Management, Inc. and Hotchkis & Wiley Capital Management, LLC
Small Capitalization Growth	Westcap Investors, LLC and RS Investment Management, L.P.
Small Capitalization Value	NFJ Investment Group L.P. and EARNEST Partners, LLC
International Equity	Lazard Asset Management
International Bond*, Total Return Bond and Intermediate-Term Bond	Pacific Investment Management Company LLC
Mortgage Backed Securities and U.S. Government Money Market	Wellington Management Company, LLP

*	Effective at the close of business on October 20, 2004, Pacific Investment Management Company LLC replaced Fischer, Francis, Trees & Watts, Inc.

The management fee payable to PI is computed daily and paid monthly, at an annual rate of the average daily net assets of the Portfolios specified below and PI, in turn, pays each adviser a fee for its services.

Portfolio	Contracted & Effective Management Fee
Large Capitalization Growth	0.60%
Large Capitalization Value	0.60%
Small Capitalization Growth	0.60%
Small Capitalization Value	0.60%
International Equity	0.70%
International Bond	0.50%
Total Return Bond	0.45%
Intermediate-Term Bond	0.45%
Mortgage Backed Securities	0.45%
U.S. Government Money Market	0.25%

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”). PIMS serves the Fund without compensation.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from January 1, 2004 through April 30, 2004 the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion if necessary. Effective May 1, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds paid a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement is October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2004.

112	THE TARGET PORTFOLIO TRUST

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. The following approximate amounts represent the fees PMFS charged for the year ended December 31, 2004, as well as the fees due to PMFS as of December 31, 2004. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates where applicable.

Portfolio	Amount incurred for the year ended December 31, 2004	Amounts due as of December 31, 2004
Large Capitalization Growth	$263,500	$20,100
Large Capitalization Value	203,200	16,800
Small Capitalization Growth	190,800	15,400
Small Capitalization Value	228,600	19,300
International Equity	173,100	14,000
International Bond	73,900	6,100
Total Return Bond	166,300	14,100
Intermediate-Term Bond	225,300	17,100
Mortgage Backed Securities	108,000	8,400
U.S. Government Money Market	85,900	6,600

The Portfolios pay networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wachovia Securities, LLC (“Wachovia”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations. For the year ended December 31, 2004, the Portfolios paid networking fees as follows:

Portfolio	Total Networking Fees Incurred	Wachovia Fees Incurred	Due to Wachovia as of December 31, 2004
Large Capitalization Growth	$54,700	$54,400	$2,200
Large Capitalization Value	39,600	39,400	600
Small Capitalization Growth	37,800	37,500	500
Small Capitalization Value	40,700	40,400	1,200
International Equity	33,800	33,800	400
International Bond	15,000	15,000	1,100
Total Return Bond	33,000	32,800	4,100
Intermediate-Term Bond	48,900	48,600	3,800
Mortgage Backed Securities	21,400	21,400	300
U.S. Government Money Market	18,500	18,400	1,900

THE TARGET PORTFOLIO TRUST	113

For the year ended December 31, 2004, the amount of brokerage commissions earned by Wachovia and Prudential Equity Group, LLC, (“PEG”), an indirect, wholly-owned subsidiary of Prudential, from portfolio transactions executed on behalf of the Portfolios were as follows:

Portfolio	Wachovia	PEG
Large Capitalization Growth	$1,385	—
Large Capitalization Value	72	$2,345
Small Capitalization Growth	80	—

Certain Portfolios invest in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2004, the following Portfolios earned income from the Series by investing their excess cash:

Portfolio	Excess Cash Investment
Large Capitalization Growth	$129,718
Large Capitalization Value	81,912
Small Capitalization Growth	106,839
Small Capitalization Value	101,886
International Bond	34,310

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. Government securities, for the year ended December 31, 2004, were as follows:

Portfolio	Purchases	Sales
Large Capitalization Growth	$253,179,954	$260,577,677
Large Capitalization Value	178,674,610	161,587,111
Small Capitalization Growth	149,119,380	149,303,161
Small Capitalization Value	46,231,075	51,754,680
International Equity	133,060,791	120,110,220
International Bond	67,157,123	66,364,902
Total Return Bond	445,808,215	439,278,472
Intermediate-Term Bond	119,865,164	130,027,141
Mortgage Backed Securities	289,213,353	292,606,065

114	THE TARGET PORTFOLIO TRUST

At December 31, 2004, the International Bond, Total Return Bond, Intermediate-Term Bond and the Mortgage Backed Securities Portfolios had open financial futures contracts. The unrealized appreciation (depreciation) on such contracts as of December 31, 2004 were as follows:

International Bond:

Number of Contracts	Type	Expiration Date	Value at December 31, 2004	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
15	10yr T-Note	Mar. 2005	$1,679,063	$1,686,328	$(7,265)
8	Euro-BUND	Mar. 2005	1,289,547	1,291,180	(1,633)
3	Japanese 10yr Bond	Mar. 2005	4,050,747	4,037,121	13,626
2	Euro-BOBL	Mar. 2005	306,919	307,436	(517)

					$4,211

Total Return Bond:
Number of Contracts	Type	Expiration Date	Value at December 31, 2004	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
408	10yr T-Note	Mar. 2005	$45,670,500	$45,752,578	$(82,078)
131	Euro-BOBL	Mar. 2005	20,103,167	20,143,930	(40,763)
67	90 Day Euro	Jun. 2005	16,218,188	16,283,188	(65,000)
62	90 Day Euro	Dec. 2005	14,948,200	14,864,350	83,850
49	5yr T-Note	Mar. 2005	5,367,031	5,387,406	(20,375)
31	90 Day Euro	Sep. 2005	7,487,275	7,517,500	(30,225)
27	90 Day Euro	Mar. 2005	6,553,913	6,556,275	(2,362)
17	15yr T-Bond	Mar. 2005	1,912,500	1,918,875	(6,375)
13	90 Day Euribor	Dec. 2005	2,971,648	2,957,513	14,135
12	90 Day Euribor	Mar. 2005	2,739,892	2,768,349	(28,457)
2	Japanese 10yr Bond	Mar. 2005	2,700,498	2,694,004	6,494

					$(171,156)

Intermediate-Term Bond:
Number of Contracts	Type	Expiration Date	Value at December 31, 2004	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
507	90 Day Euro	Sep. 2005	$122,453,175	$122,956,612	$(503,437)
405	5yr T-Note	Mar. 2005	44,360,156	44,278,945	81,211
376	10yr T-Note	Mar. 2005	42,088,500	41,541,594	546,906
24	Euro-BOBL	Mar. 2005	3,683,023	3,690,491	(7,468)

					$117,212

THE TARGET PORTFOLIO TRUST	115

Mortgage Backed Securities:
Number of Contracts	Type	Expiration Date	Value at December 31, 2004	Value at Trade Date	Unrealized Appreciation
	Short Positions:
26	2yr T-Note	Mar. 2005	$5,449,437	$5,453,803	$4,366
5	5yr T-Note	Mar. 2005	547,656	549,628	1,972

					$6,338

At December 31, 2004, the International Bond Portfolio had outstanding forward currency contracts to purchase and sell foreign currencies, as follows:

Foreign Currency Purchase Contracts	Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Euros, expiring 01/10/05	$3,061,983	$3,100,662	$38,679
Japanese Yen, expiring 1/12/05	122,186	124,593	2,407
expiring 1/27/05	71,002	73,062	2,060
New Zealand Dollars, expiring 2/11/05	1,411	1,438	27
Pound Sterlings, expiring 1/13/05	4,451,443	4,411,617	(39,826)
Swedish Kronas, expiring 3/09/05	62,359	63,703	1,344

	$7,770,384	$7,775,075	$4,691

Foreign Currency Sale Contracts	Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollars, expiring 1/13/05	$208,123	$212,810	$(4,687)
Danish Krones, expiring 1/03/05	12,048	12,060	(12)
expiring 3/09/05	249,600	252,319	(2,719)
Euros, expiring 1/10/05	30,789,320	31,176,538	(387,218)
expiring 1/10/05	237,895	237,885	10
expiring 1/12/05	122,379	125,061	(2,682)
Japanese Yen, expiring 1/27/05	6,144,695	6,154,380	(9,685)
Pound Sterlings, expiring 1/13/05	4,597,396	4,601,509	(4,113)
Swedish Kronas, expiring 1/12/05	60,491	60,801	(310)

	$42,421,947	$42,833,363	$(411,416)

116	THE TARGET PORTFOLIO TRUST

At December 31, 2004, the Total Return Bond Portfolio had outstanding forward currency contracts to purchase and sell foreign currencies, as follows:
Foreign Currency Purchase Contracts	Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Euros, expiring 1/10/05	$780,062	$796,600	$16,538
Pound Sterling, expiring 1/13/05	284,442	283,878	(564)
Japanese Yen, expiring 1/27/05	181,978	185,420	3,442

	$1,246,482	$1,265,898	$19,416

Foreign Currency Sale Contracts	Value at Settlement Date Receivable	Current Value	Unrealized Depreciation
Euros, expiring 1/10/05	$3,247,749	$3,297,540	$(49,791)
Pound Sterling, expiring 1/13/05	272,276	272,626	(350)
Japanese Yen, expiring 1/27/05	373,853	389,997	(16,144)

	$3,893,878	$3,960,163	$(66,285)

Transactions in options written during the year ended December 31, 2004, were as follows:

International Bond	Number of Contracts	Premiums Received
Options outstanding at December 31, 2003	—	—
Options written	553	$122,843
Options closed	(413)	(78,319)
Options expired	(94)	(14,559)

Options outstanding at December 31, 2004	46	$29,965

Total Return Bond	Number of Contracts/ Notional Amount (000)	Premiums Received
Options outstanding at December 31, 2003	39,000	$584,954
Options written	3,609	306,725
Options closed	(9)	(6,935)
Options expired	(10,182)	(339,455)

Options outstanding at December 31, 2004	32,418	$545,289

Intermediate-Term Bond	Number of Contracts/ Notional Amount (000)	Premiums Received
Options outstanding at December 31, 2003	33,800	$309,693
Options written	555	329,677
Options closed	(47)	(34,105)
Options expired	(308)	(258,822)

Options outstanding at December 31, 2004	34,000	$346,443

THE TARGET PORTFOLIO TRUST	117

The Total Return Bond Portfolio entered into interest rate swap agreements during the year ended December 31, 2004. Details of the swap agreements outstanding as of December 31, 2004 were as follows:

Counterparty	Termination Date	Notional Amount		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
UBS AG(a)	6/17/10	EUR	200,000	4.00%	6 month LIBOR	$6,859
UBS AG(b)	12/15/14	EUR	9,200,000	5.00	6 month LIBOR	(1,044,292)
UBS AG(a)	6/15/12	JPY	130,000,000	2.00	6 month LIBOR	(55,936)
UBS AG(a)	9/15/05		$7,500,000	3.25	3 month LIBOR	86
UBS AG(b)	12/16/14		$5,100,000	5.00	3 month LIBOR	2,954
UBS AG(a)	12/16/19		$6,400,000	6.00	3 month LIBOR	9,577
Lehman Brothers(a)	6/15/10		$3,000,000	4.00	3 month LIBOR	16,977
Lehman Brothers(b)	6/15/05		$9,300,000	5.00	3 month LIBOR	46,100
Lehman Brothers(b)	6/15/25		$5,200,000	6.00	3 month LIBOR	21,502
Goldman Sachs Capital Markets, L.P.(a)	6/15/10		$4,500,000	4.00	3 month LIBOR	2,021
JPMorgan Chase Bank(a)	3/17/05	GBP	2,000,000	4.00	6 month LIBOR	(9,628)
JPMorgan Chase Bank(a)	6/17/10	EUR	1,000,000	4.00	6 month LIBOR	34,294
JPMorgan Chase Bank(a)	3/15/32	EUR	1,600,000	6.00	6 month LIBOR	79,794
JPMorgan Chase Bank(a)	6/18/34	EUR	1,500,000	6.00	6 month LIBOR	130,060
RBS Greenwich Capital(a)	6/15/10		$2,700,000	4.00	3 month LIBOR	14,983
Barclays Bank PLC(b)	3/15/32	GBP	1,300,000	5.00	6 month LIBOR	(35,839)
Barclays Bank PLC(b)	6/18/34	GBP	900,000	5.00	6 month LIBOR	(42,312)
Barclays Bank PLC(a)	6/15/07		$1,700,000	4.00	3 month LIBOR	2,869
Morgan Stanley Capital Services(b)	6/15/12	JPY	130,000,000	2.00	6 month LIBOR	(45,885)
Morgan Stanley Capital Services(a)	3/16/05	GBP	1,200,000	4.25	6 month LIBOR	(7,225)

						$(873,041)

(a)	Portfolio pays the floating rate and receives the fixed rate.
(b)	Portfolio pays the fixed rate and receives the floating rate.

The Total Return Bond Portfolio entered into credit default swap agreements during the year ended December 31, 2004. Details of the swap agreements outstanding as of December 31, 2004 were as follows:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services(a)	12/20/2008	$500,000	0.26%	Allstate Corp., 6.125%, due 2/15/12	$(1,919)
Merrill Lynch Capital Services(a)	12/20/2008	200,000	0.27	Anadarko Petroleum Corp., 5.00%, due 10/1/12	(548)
UBS AG(a)	12/20/2008	600,000	0.35	AutoZone, Inc., 5.875%, due 10/15/12	6,478
Bear Stearns International Ltd.(a)	12/20/2008	100,000	1.09	Capital One Bank, 4.875%, due 5/15/08	(2,153)
UBS AG(a)	12/20/2008	200,000	0.44	Carnival Corp., 6.15%, due 4/15/08	(1,981)

118	THE TARGET PORTFOLIO TRUST

Counterparty	Termination Date	Notional Amount	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Bear Stearns International Ltd.(a)	12/20/2008	$200,000	0.19%	Caterpillar, Inc., 7.25%, due 9/15/09	$(241)
Lehman Brothers(a)	12/20/2008	100,000	0.24	Costco Wholesale Corp., 5.50%, due 3/15/07	(420)
Morgan Stanley(a)	12/20/2008	200,000	0.42	Countrywide Home Loans, Inc., 5.625%, due 7/15/09	(335)
Bear Stearns International Ltd.(a)	12/20/2008	200,000	0.24	Deere & Co., 7.85%, due 5/15/10	(617)
Merrill Lynch Capital Services(a)	12/20/2008	300,000	0.35	Devon Energy Corp., 6.875%, due 9/30/11	(1,161)
Bank of America Securities LLC(a)	12/20/2008	300,000	0.13	E.I. DuPont, 6.875%, due 10/15/09	(576)
Citigroup(a)	12/20/2008	400,000	0.28	Eaton Corp., 5.75%, due 7/15/12	(2,139)
Barclays Bank PLC(a)	12/20/2008	500,000	0.16	Eli Lilly & Co., Inc., 6.00%, due 3/15/12	(595)
Morgan Stanley Capital Services(a)	12/20/2008	300,000	0.21	Emerson Electric Co,. 6.48%, due 10/15/12	(590)
Morgan Stanley Capital Services(a)	12/20/2008	200,000	0.22	Emerson Electric Co,. 7.125%, due 8/15/10	(468)
Citigroup(a)	12/20/2008	300,000	0.29	FedEx Corp., 7.25%, due 2/15/11	(1,266)
Merrill Lynch Capital Services(a)	12/20/2008	100,000	0.22	Gannett Co., Inc., 6.375%, due 8/10/09	(123)
Bear Stearns International Ltd.(a)	6/20/2005	4,800,000	0.55	General Motors, 6.875%, due 8/28/12	2,200
Bear Stearns International Ltd.(b)	6/20/2005	4,800,000	0.69	General Motors, 7.125%, due 7/15/13	2,108
Leham Brothers(a)	12/20/2008	200,000	0.97	Goodrich Corp., 7.625%, due 12/15/12	(5,000)
Bear Stearns International Ltd.(a)	12/20/2008	400,000	0.32	Hewlett Packard Co., 6.50%, due 7/1/12	(2,740)
Lehman Brothers(a)	12/20/2008	400,000	0.12	Home Depot, Inc., 5.375%, due 4/1/06	(471)
Merrill Lynch Capital Services(a)	12/20/2008	300,000	0.32	Ingersoll-Rand Co., 6.48%, due 6/1/25	(1,500)
Bear Stearns International Ltd.(a)	12/20/2008	200,000	0.60	International Paper Co., 6.75%, due 9/1/11	(2,220)
Lehman Brothers(a)	12/20/2008	400,000	0.11	Johnson & Johnson, 3.80%, due 5/15/13	(317)
Lehman Brothers(a)	12/20/2008	200,000	0.53	Lockheed Martin Corp., 8.20%, due 12/1/09	(2,437)
Lehman Brothers(a)	12/20/2008	300,000	0.35	Masco Corp., 5.875%, due 7/15/12	(944)
Morgan Stanley Capital Services(b)	5/20/2005	1,000,000	0.63	Mexico Gov't, 11.50%, due 11/15/26	2,570
Merrill Lynch Capital Services(a)	12/20/2008	200,000	0.85	Motorola, Inc., 7.625%, due 11/15/10	(4,019)

THE TARGET PORTFOLIO TRUST	119

Counterparty	Termination Date	Notional Amount	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Lehman Brothers(a)	12/20/2008	$200,000	0.48%	Northrop Grmman Corp., 7.125%, due 2/15/11	$(1,904)
Merrill Lynch Capital Services(a)	12/20/2008	200,000	0.28	Occidental Petroleum Corp., 6.75%, due 1/15/12	(404)
Lehman Brothers(a)	12/20/2008	300,000	0.35	Radioshack Corp., 7.375%, due 5/15/11	(1,500)
UBS AG(a)	12/20/2008	200,000	0.37	Radioshack Corp., 7.375%, due 5/15/11	(1,150)
Lehman Brothers(a)	6/20/2009	1,200,000	0.40	Republic of China, 6.80%, due 05/23/11	(8,361)
Morgan Stanley Capital Services	12/20/2008	200,000	0.44	Simon Property Group, L.P., 5.45%, due 3/15/13	(1,161)
UBS AG(a)	12/20/2008	200,000	0.53	The Kroger Co., 4.75%, due 4/15/12	(1,753)
Barclays Bank PLC(a)	12/20/2008	200,000	0.67	The Walt Disney Co., 6.375%, due 3/1/12	(3,632)
Citigroup(a)	12/20/2008	800,000	0.14	Wal-Mart Stores, Inc., 6.875%, due 8/10/09	(2,427)
Bear Stearns International Ltd.(a)	12/20/2008	200,000	0.15	Wal-Mart Stores, Inc., 6.875%, due 8/10/09	(682)
Lehman Brothers(a)	12/20/2008	200,000	0.29	Whirlpool Corp., 8.60%, due 5/1/10	(633)

					$(45,031)

(a)	Portfolio pays the fixed rate and receives from the counterparty, par in the event that the underlying bond defaults.
(b)	Portfolio pays the counterparty, par in the event that the underlying bond defaults and receives the fixed rate.

The Intermediate-Term Bond Portfolio entered into interest rate swap agreements during the year ended December 31, 2004. Details of the swap agreements outstanding as of December 31, 2004 were as follows:

Counterparty	Termination Date	Notional Amount		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Merrill Lynch Capital Services(a)	6/17/2008	SEK	56,000,000	4.50%	SEK - STIBOR - SIDE	$316,759
Morgan Stanley Capital Services(a)	3/17/2005	GBP	26,800,000	4.25	6 month GBP LIBOR	(324,164)
RBS Greenwich Capital (a)	6/15/2010		$6,000,000	4.00	3 month LIBOR	33,295

						$25,890

(a)	Portfolio pays the floating rate and receives the fixed rate.

120	THE TARGET PORTFOLIO TRUST

The Intermediate-Term Bond Portfolio entered into credit default swap agreements during the year ended December 31, 2004. Details of the swap agreements outstanding as of December 31, 2004 were as follows:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Underlying Bond	Unrealized Appreciation
JP Morgan Chase Bank(a)	3/11/2005	$1,200,000	1.00%	Russian Federation, 5.00% 3/31/30	$4,333
Bear Stearns International Ltd.(a)	3/17/2005	200,000	1.00	Russian Federation, 5.00% 3/31/30	698

					$5,031

(a)	Portfolio pays the counterparty, par in the event that the underlying bond defaults and receives the fixed rate.

The International Bond Portfolio entered into interest rate swap agreements during the year ended December 31, 2004. Details of the swap agreements outstanding as of December 31, 2004 were as follows:

Counterparty	Termination Date	Notional Amount		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Bank of America, N.A.(a)	6/15/2015		$5,000,000	5.00%	3 month LIBOR	$22,836
Goldman Sachs Capital Markets, L.P.(a)	6/15/2015		$2,200,000	5.00	3 month LIBOR	(12,643)
UBS AG(a)	6/18/2034	GBP	200,000	5.00	6 month LIBOR	(2,533)
UBS AG(a)	12/18/2034	EUR	200,000	6.00	6 month EURIBOR	9,368

						$17,028

(a)	Portfolio pays the fixed rate and receives the floating rate.

The Mortgage Backed Securities Portfolio entered into a total return swap agreement during the year ended December 31, 2004. Details of the swap agreement outstanding as of December 31, 2004 were as follows:

Counterparty	Termination Date	Notional Amount (000)	Return Received	Return Paid	Unrealized Appreciation
Goldman Sachs Capital Markets, L.P.	5/1/05	$3,000	Lehman Bros. CMBS Index	spread change* ((notional amount/10,000)* Mod Adj Durat)	$1,339

THE TARGET PORTFOLIO TRUST	121

Note 5. Tax and Distribution Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income or loss and accumulated net realized gain or loss on investment. For the year ended December 31, 2004, the adjustments were as follows:

Portfolio	Paid-In Capital In Excess of Par	Undistributed Net investment Income	Accumulated Net Realized Gain or Loss
Large Capitalization Value Portfolio(e)	$12,550,399	—	$(12,550,399)
Small Capitalization Growth Portfolio(b)	(846,297)	$846,297	—
International Equity Portfolio(a)(c)	—	(631,134)	631,134
International Bond Portfolio(a)(d)(h)	—	(3,088,316)	3,088,316
Total Return Bond Portfolio(a)(d)(g)	—	4,833,472	(4,833,472)
Intermediate-Term Bond Portfolio(a)(d)(f)(h)	—	1,399,965	(1,399,965)
Mortgage Backed Securities Portfolio(d)(h)	—	726,490	(726,490)

(a)	Reclassification of net foreign currency gain (loss).
(b)	Reclassification of tax operating loss.
(c)	Reclassification of book to tax differences due to the sale of passive foreign investment companies.
(d)	Reclassification of swap income.
(e)	Reclassification for redemptions utilized as distributions for federal income tax purposes.
(f)	Reclassification of income from defaulted securities.
(g)	Reclassification of overdistribution of ordinary income.
(h)	Reclassification of paydowns.

Net investment income, net realized gains and net assets were not affected by these reclassifications.

For federal income tax purposes the following Portfolios had post-October losses incurred in the period November 1, 2004 through December 31, 2004 that they have elected to be incurred in the following fiscal year and capital loss carryforwards as of December 31, 2004. Accordingly, no capital gain distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforwards. The approximate amounts were as follows:

	Post-October Losses		Capital Loss Carryforward
Portfolio	Currency	Capital
Large Capitalization Growth Portfolio	—	—	$13,646,000	(a)
Large Capitalization Value Portfolio	—	—	—	(b)
Small Capitalization Growth Portfolio	—	—	45,743,000	(c)
International Equity Portfolio	$102,000	—	30,095,000	(d)
International Bond Portfolio	3,614,000	—	—
Total Return Bond Portfolio	—	$251,000	—
Intermediate-Term Bond Portfolio	—	1,314,000	—
Mortgage Backed Securities Portfolio	—	—	1,609,000	(e)
U.S. Government Money Market Portfolio	—	400	—

(a)	Approximately $6,916,000 expiring in 2010 and $6,730,000 expiring in 2011. Approximately $44,633,000 was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(b)	Approximately $6,675,000 was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.

122	THE TARGET PORTFOLIO TRUST

(c)	Approximately $10,360,000 expiring in 2009, $28,653,000 expiring in 2010 and $6,730,000 expiring in 2011. Approximately $8,697,000 was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(d)	Approximately $3,060,000 expiring in 2009, $24,235,000 expiring in 2010 and $2,800,000 expiring in 2011. Approximately $20,091,000 was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(e)	Approximately $384,000 expiring in 2008, $970,000 expiring in 2011 and $255,000 expiring in 2012.

For the year ended December 31, 2004, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets were:

Portfolio	Ordinary Income	Long-Term Capital Gain	Total Distributions
Large Capitalization Growth Portfolio	$1,525,007	—	$1,525,007
Large Capitalization Value Portfolio	4,679,699	—	4,679,699
Small Capitalization Value Portfolio	5,807,652	$9,126,920	14,934,572
International Equity Portfolio	2,494,485	—	2,494,485
International Bond Portfolio	2,800,864	140,359	2,941,223
Total Return Bond Portfolio	7,451,540	1,084,263	8,535,803
Intermediate-Term Bond Portfolio	9,177,935	3,540,871	12,718,806
Mortgage Backed Securities Portfolio	4,319,318	—	4,319,318
U.S. Government Money Market Portfolio	709,120	—	709,120

For the year ended December 31, 2003, the tax character of the distributions paid, as reflected in the Statements of Changes in Net Assets were:

Portfolio	Ordinary Income	Long-Term Capital Gain	Total Distributions
Large Capitalization Value Portfolio	$3,731,879	—	$3,731,879
Small Capitalization Value Portfolio	3,591,404	$3,376,742	6,968,146
International Equity Portfolio	2,118,075	—	2,118,075
International Bond Portfolio	3,416,812	24,731	3,441,543
Total Return Bond Portfolio	8,556,130	1,599,480	10,155,610
Intermediate-Term Bond Portfolio	15,975,002	650,500	16,625,502
Mortgage Backed Securities Portfolio	5,247,606	—	5,247,606
U.S. Government Money Market Portfolio	820,357	—	820,357

The tax character of distributable earnings at December 31, 2004 was:

Portfolio	Ordinary Income	Long-Term Capital Gain
Large Capitalization Growth Portfolio	$31,245	—
Large Capitalization Value Portfolio	1,012,777	$12,968,246
Small Capitalization Growth Portfolio	—	—
Small Capitalization Value Portfolio	235,301	2,384,848
International Equity Portfolio	1,735,093	—
International Bond Portfolio	832,554	22,759
Total Return Bond Portfolio	—	1,295,871
Intermediate-Term Bond Portfolio	334,382	100,626
Mortgage Backed Securities Portfolio	1,561	—
U.S. Government Money Market Portfolio	13,490	—

THE TARGET PORTFOLIO TRUST	123

The United States federal income tax basis and unrealized appreciation (depreciation) of the Portfolios' investments and the total net unrealized appreciation (depreciation) as of December 31, 2004, were as follows:

Portfolio	Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation of Investments	Other Cost Basis Adjustments	Total net Unrealized
Large Capitalization Growth Portfolio	$265,729,856	$87,550,761	$(13,766,464)	$73,784,297	—	$73,784,297
Large Capitalization Value Portfolio	296,373,700	94,056,225	(4,928,163)	89,128,062	—	89,128,062
Small Capitalization Growth Portfolio	134,619,761	28,492,055	(4,006,902)	24,485,153	—	24,485,153
Small Capitalization Value Portfolio	169,985,466	77,333,244	(1,534,654)	75,798,590	—	75,798,590
International Equity Portfolio	183,858,811	45,088,978	(1,348,674)	43,740,304	$101,225	43,841,529
International Bond Portfolio	48,377,950	1,373,728	(39,283)	1,334,445	86,615	1,421,060
Total Return Bond Portfolio	191,423,949	2,883,631	(1,596,137)	1,287,494	(798,507)	488,987
Intermediate-Term Bond Portfolio	335,006,954	5,098,716	(3,983,295)	1,115,421	209,311	1,324,732
Mortgage Backed Securities Portfolio	107,087,088	1,612,939	(302,702)	1,310,237	(28,194)	1,282,043

The difference between book basis and tax basis are primarily attributable to deferred losses on wash sales, mark to market on purchased options and mark to market on passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) on written options, futures, swaps, short sales, forward currency contracts and mark to market of receivable and payables.

124	THE TARGET PORTFOLIO TRUST

Note 6. Capital

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Transactions in shares of beneficial interest during the year ended December 31, 2004 were as follows:

Portfolio	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Increase/ (Decrease) in Shares Outstanding
Large Capitalization Growth Portfolio	4,993,871	99,111	(6,119,766)	(1,026,784)
Large Capitalization Value Portfolio	5,414,647	290,776	(4,845,605)	859,818
Small Capitalization Growth Portfolio	3,359,377	—	(3,601,982)	(242,605)
Small Capitalization Value Portfolio	2,777,541	706,764	(3,212,334)	271,971
International Equity Portfolio	4,804,787	210,635	(4,124,087)	891,335
International Bond Portfolio	2,404,390	358,888	(1,843,995)	919,283
Total Return Bond Portfolio	6,346,880	778,446	(5,175,584)	1,949,742
Intermediate-Term Bond Portfolio	7,378,419	1,172,608	(11,802,265)	(3,251,238)
Mortgage Backed Securities Portfolio	2,296,659	369,469	(3,699,112)	(1,032,984)

Transactions in shares of beneficial interest during the year ended December 31, 2003 were as follows:

Portfolio	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Increase/ (Decrease) in Shares Outstanding
Large Capitalization Growth Portfolio	6,953,016	—	(6,417,696)	535,320
Large Capitalization Value Portfolio	5,785,901	268,646	(5,571,034)	483,513
Small Capitalization Growth Portfolio	4,591,873	—	(3,951,697)	640,176
Small Capitalization Value Portfolio	2,731,257	371,473	(3,313,238)	(210,508)
International Equity Portfolio	9,427,039	200,739	(8,456,409)	1,171,369
International Bond Portfolio	3,767,332	385,003	(2,719,639)	1,432,696
Total Return Bond Portfolio	6,974,878	915,221	(6,059,658)	1,830,441
Intermediate-Term Bond Portfolio	13,623,787	1,495,398	(14,835,948)	283,237
Mortgage Backed Securities Portfolio	4,746,277	443,657	(5,735,443)	(545,509)

THE TARGET PORTFOLIO TRUST	125

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The Target Portfolio Trust

We have audited the accompanying statements of assets and liabilities of The Target Portfolio Trust (comprised of Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio, and U.S. Government Money Market Portfolio) hereafter referred to as the “Trust”, including the portfolios of investments, as of December 31, 2004, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended December 31, 2003 and the financial highlights for the periods presented through December 31, 2003, were audited by another independent registered public accounting firm, whose report dated, February 24, 2004, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust as of December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, New York

February 24, 2005

126	THE TARGET PORTFOLIO TRUST

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended December 31, 2004. Further, we wish to advise you of the percentage of the ordinary income dividends (excluding long-term capital gains distributions) paid in 2004 that qualify for the corporate dividends received deduction available to corporate taxpayers.

Detailed below, please find the aggregate dividends and distributions, per share, paid by each portfolio during the year ended December 31, 2004 as well as the corporate dividend received deduction percentage:

	Ordinary Dividends*
Portfolio	Income	Short-Term Capital Gains	Long-Term Capital Gains Distributions	Total Dividends and Distributions	Corporate Dividend Received Deduction
Large Capitalization Growth Portfolio	$0.0688	—	—	$0.0688	100.00%
Large Capitalization Value Portfolio	0.2000	—	—	0.2000	100.00%
Small Capitalization Value Portfolio	0.1708	$0.3681	$0.8459	1.3848	55.94%
International Equity Portfolio	0.1393	—	—	0.1393	—
International Bond Portfolio	0.4798	0.0610	0.0271	0.5679	—
Total Return Bond Portfolio	0.4921	0.0128	0.0225	0.5274	—
Intermediate-Term Bond Portfolio	0.2344	0.0720	0.1214	0.4278	—
Mortgage Backed Securities Portfolio	0.4357	—	—	0.4357	—
U.S. Government Money Market Portfolio	0.0076	—	—	0.0076	—

*	For federal income tax purposes, ordinary income dividends and short-term capital gains distributions are taxable as ordinary income. Long-term capital gains distributions are taxable as capital gains income.

The International Equity Portfolio has elected to give the benefit tax credit to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim rather than take a deduction. For the fiscal year ended December 31, 2004 the International Equity Portfolio intends on passing through $706,817 of ordinary income distributions as a foreign tax credit from recognized foreign source income of $5,405,984.

The Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Value Portfolio, and International Equity Portfolio will designate 100%, 100%, 56% and 100% of ordinary income dividends, respectively, as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Large Capitalization Value Portfolio utilized redemptions as distributions in the amount of $12,550,399 as long-term capital gain.

THE TARGET PORTFOLIO TRUST	127

Important Notice For Certain Shareholders (Unaudited)

Many states do not tax the portion of mutual fund dividends attributed to interest from U.S. Government obligations. Listed below is the percentage of interest earned by the following Target portfolios from U.S. Government obligations for the calendar year 2004.

To determine the amount of your dividends which may be exempt from state and local tax, simply multiply the amount in Box 1 of your 1099-Div (Ordinary Dividends) by the percentage listed below. These percentages do not apply to taxable capital gain distributions paid by the portfolios.

Portfolio*	Percentage of Interest from U.S. Government obligations
Total Return Bond Portfolio	23.87%
Intermediate-Term Bond Portfolio	2.87
Mortgage Backed Securities Portfolio	2.06
U.S. Government Money Market Portfolio	16.61

*	Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude 2004 interest income from state and local taxes.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your Wachovia Securities Financial Adviser.

128	THE TARGET PORTFOLIO TRUST

Management of the Trust (Unaudited)

Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “Interested persons” of the Trust are referred to as “Interested Trustees.” “Fund Complex”† consists of the Trust and any other investment companies managed by PI.

Independent Trustees2

David E.A. Carson (70), Trustee since 20033

Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:4 Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Trustee since 19993

Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:4 Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Trustee since 19963

Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:4 Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Trustee since 20033

Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Investmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:4 None.

THE TARGET PORTFOLIO TRUST	129

Robin B. Smith (65), Trustee since 20033

Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:4 Director of BellSouth Corporation (since 1992).

Stephen D. Stoneburn (61), Trustee since 20033

Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:4 None

Clay T. Whitehead (66), Trustee since 19993

Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:4 Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees1

Judy A. Rice (57), President since 2003 and Trustee since 20003

Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:4 None

Robert F. Gunia (58), Vice President and Trustee since 19993

Oversees 166 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

130	THE TARGET PORTFOLIO TRUST

Other Directorships held:4 Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund is set forth below.

Officers2

William V. Healey (51), Chief Legal Officer since 20043

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc., Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus; Assistant Secretary (since June 2004) of The Asia Pacific Fund, Inc.

Deborah A. Docs (47), Secretary since 20043

Vice President and Corporate Counsel (since January 2001) of Prudential, Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Lee D. Augsburger (45), Chief Compliance Officer since 20043

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 20023

Principal occupations (last 5 years): Vice President, Prudential (since November 1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (51), Acting Anti-Money Laundering Compliance Officer since 20043

Principal occupations (last 5 years): Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 19983

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

[1]	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager, (Prudential Investments LLC or PI), the Subadviser (Quantative Management Associates LLC or QMA) or the Distributor (Prudential Investment Management Services LLC or PIMS).

[2]	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

THE TARGET PORTFOLIO TRUST	131

[3]	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

[4]	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

Additional information about the Trust’s Trustees is included in the Trust’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

132	THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Large Capitalization Growth Portfolio

Average Annual Total Returns as of 12/31/04
	One Year	Five Years	Ten Years
With TARGET Program Fee	2.23%	–9.19%	8.97%

	One Year	Five Years	Ten Years
Without TARGET Program Fee	3.78%	–7.81%	10.62%

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retail investors is 1.50%.

The graph compares a $10,000 investment in the TARGET Large Capitalization Growth Portfolio with a similar investment in the S&P 500 Index and the Russell 1000 Growth Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1994) and the account values at the end of the current fiscal year (December 31, 2004), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of 1.25%, the average annual total return for the 10-year period would have been 9.25% and the growth of a $10,000 investment would have been $24,240. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

THE TARGET PORTFOLIO TRUST

The S&P 500 Index is an index of 500 stocks of large U.S. companies. It gives a broad look at how U.S. stock prices have performed. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of large-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Large Capitalization Value Portfolio

Average Annual Total Returns as of 12/31/04
	One Year	Five Years	Ten Years
With TARGET Program Fee	17.10%	7.32%	11.02%

	One Year	Five Years	Ten Years
Without TARGET Program Fee	18.87%	8.94%	12.70%

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retail investors is 1.50%.

The graph compares a $10,000 investment in the TARGET Large Capitalization Value Portfolio with a similar investment in the S&P 500 Index and the Russell 1000 Value Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1994) and the account values at the end of the current fiscal year (December 31, 2004), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of 1.25%, the average annual total return for the 10-year period would have been 11.30% and the growth of a $10,000 investment would have been $29,197. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

THE TARGET PORTFOLIO TRUST

The S&P 500 Index is an index of 500 stocks of large U.S. companies. It gives a broad look at how U.S. stock prices have performed. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a lesser-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of large-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Small Capitalization Growth Portfolio

Average Annual Total Returns as of 12/31/04

One Year

Five Years

Ten Years

With TARGET Program Fee

13.32
%

–4.88
%

5.53
%

One Year

Five Years

Ten Years

Without TARGET Program Fee

15.03
%

–3.44
%

7.13
%

Performance data quoted represent past
performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retail investors is 1.50%.

The graph compares a $10,000 investment in the TARGET Small
Capitalization Growth Portfolio with a similar investment in the Russell 2000 Index and the Russell 2000 Growth Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1994) and the account values at the end of the current fiscal year (December 31, 2004), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of 1.25%, the average annual total return for the 10-year period would have been 5.80% and the growth of a $10,000 investment would have been
$17,582. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

THE TARGET PORTFOLIO TRUST

The Russell 2000 Index is a weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value. The Russell 2000
Growth Index comprises securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book ratios and higher forecasted growth values. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of small-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Small Capitalization Value Portfolio

Average Annual Total Returns as of 12/31/04

One Year

Five Years

Ten Years

With TARGET Program Fee

22.17
%

17.60
%

14.07
%

One Year

Five Years

Ten Years

Without TARGET Program Fee

24.02
%

19.39
%

15.80
%

Performance data quoted represent past
performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retail investors is 1.50%.

The graph compares a $10,000 investment in the TARGET Small
Capitalization Value Portfolio with a similar investment in the Russell 2000 Index and the Russell 2000 Value Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1994) and the account values at the end of the current fiscal year (December 31, 2004), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of 1.25%, the average annual total return for the 10-year period would have been 14.36% and the growth of a $10,000 investment would have been
$38,302. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

THE TARGET PORTFOLIO TRUST

The Russell 2000 Index is a weighted index that
comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value. The Russell 2000 Value Index comprises securities in the Russell 2000 Index with a lesser-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book ratios and lower forecasted growth values. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of small-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

International Equity Portfolio

Average Annual Total Returns as of 12/31/04

One Year

Five Years

Ten Years

With TARGET Program Fee

13.51
%

–3.31
%

5.08
%

One Year

Five Years

Ten Years

Without TARGET Program Fee

15.23
%

–1.85
%

6.67
%

Performance data quoted represent past
performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retail investors is 1.50%.

The graph compares a $10,000 investment in the TARGET International
Equity Portfolio with a similar investment in the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) by portraying the initial account values at the beginning of the 10-year period (December 31, 1994) and the account values at the end of the current fiscal year (December 31, 2004), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of 1.25%, the average annual total return for the 10-year period would have been 5.34% and the growth of a $10,000 investment would have been $16,831. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

THE TARGET PORTFOLIO TRUST

The MSCI EAFE Index is a weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The MSCI EAFE Index is unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in the MSCI EAFE Index may differ substantially from the securities in the Portfolio. The MSCI EAFE Index is not the only one that may be used to characterize performance of international equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

International Bond Portfolio

Average Annual Total Returns as of 12/31/04

One Year

Five Years

Ten Years

With TARGET Program Fee

2.67
%

3.03
%

2.45% (2.43)

One Year

Five Years

Ten Years

Without TARGET Program Fee

3.71
%

4.06
%

3.48% (3.46)

Performance data quoted represent past
performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retirement accounts is
1.35%.

The graph compares a $10,000 investment in the TARGET
International Bond Portfolio with a similar investment in the Citigroup Non-U.S. World Government Bond Index–Hedged (Citigroup Non-U.S. WGBI–Hedged) and the Citigroup Non-U.S. World Government Bond Index–Unhedged (Citigroup Non-U.S.
WGBI–Unhedged) by portraying the initial account values at the beginning of the 10-year period (December 31, 1994) and the account values at the end of the current fiscal year (December 31, 2004), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of 1.35%, the average annual total return for the 10-year period would have been 2.09% and the growth of a $10,000 investment would have been $12,298. The average annual total returns in the table and the returns on

THE TARGET PORTFOLIO TRUST

investment in the graph do not reflect the deduction
of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares. Without waiver of fees and/or expense subsidization, the Portfolio’s returns would have been lower, as indicated in parentheses.

The Citigroup Non-U.S. WGBI–Hedged is an unmanaged index of approximately 600 high-quality bonds with foreign currency exposure translated to the U.S. dollar. The Citigroup Non-U.S. WGBI–Unhedged is an unmanaged index of approximately 600 high-quality bonds issued in several different currencies. It gives a broad look at how foreign bonds have performed. The indexes’ total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in the indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of international bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Total Return Bond Portfolio

Average Annual Total Returns as of 12/31/04

One Year

Five Years

Ten Years

With TARGET Program Fee

3.69
%

6.87
%

6.95
%

One Year

Five Years

Ten Years

Without TARGET Program Fee

4.73
%

7.95
%

8.02
%

Performance data quoted represent past
performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retirement accounts is
1.35%.

The graph compares a $10,000 investment in the TARGET Total
Return Bond Portfolio with a similar investment in the Lehman Brothers U.S. Aggregate Bond Index and the Lehman Brothers Government/Credit (Govt/Credit Bond) Index by portraying the initial account values at the beginning of the 10-year period
(December 31, 1994) and the account values at the end of the current fiscal year (December 31, 2004), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of 1.35%, the average annual total return for the 10-year period would have been 5.75% and the growth of a $10,000 investment would have been $17,491. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

THE TARGET PORTFOLIO TRUST

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed. The Lehman Brothers Govt/Credit Bond Index is an index of publicly traded intermediate- and long-term government and corporate debt with an average maturity of 10 years. It gives a broad look at how bonds have performed. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Intermediate-Term Bond Portfolio

Average Annual Total Returns as of 12/31/04

One Year

Five Years

Ten Years

With TARGET Program Fee

2.16
%

5.83
%

6.22
%

One Year

Five Years

Ten Years

Without TARGET Program Fee

3.19
%

6.89
%

7.29
%

Performance data quoted represent past
performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retirement accounts is
1.35%.

The graph compares a $10,000 investment in the TARGET
Intermediate-Term Bond Portfolio with a similar investment in the Lehman Brothers Intermediate Government/Credit Bond Index (formerly Lehman Brothers Int. Govt/Credit Bond Index) by portraying the initial account values at the beginning of the
10-year period (December 31, 1994) and the account values at the end of the current fiscal year (December 31, 2004), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1%
annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of 1.35%, the average annual total return for the 10-year period would have been
5.85% and the growth of a $10,000 investment would have been $17,665. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

THE TARGET PORTFOLIO TRUST

The Lehman Brothers Intermediate Government/Credit
Bond Index is a weighted index comprising securities issued by the U.S. government and its agencies and securities publicly issued by corporations with 1 to 10 years remaining to maturity and rated investment grade. The Lehman Brothers Intermediate
Government/Credit Bond Index is unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in the Lehman Brothers Intermediate Government/Credit Bond Index may differ substantially from the securities in the Portfolio. The Lehman Brothers Intermediate Government/Credit Bond Index
is not the only one that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Mortgage Backed Securities Portfolio

Average Annual Total Returns as of 12/31/04

One Year

Five Years

Ten Years

With TARGET Program Fee

2.64
%

5.33
%

5.92% (5.91)

One Year

Five Years

Ten Years

Without TARGET Program Fee

3.68
%

6.39
%

6.98% (6.97)

Performance data quoted represent past
performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retirement accounts is
1.35%.

The graph compares a $10,000 investment in the TARGET
Mortgage Backed Securities Portfolio with a similar investment in the Lehman Brothers Mortgage-Backed Securities Index and the Citigroup Mortgage-Backed Securities Index by portraying the initial account values at the beginning of the 10-year period
(December 31, 1994) and the account values at the end of the current fiscal year (December 31, 2004), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of 1.35%, the average annual total return for the 10-year period would have been 5.55% and the growth of a $10,000 investment would have been $17,170. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares. Without waiver of

THE TARGET PORTFOLIO TRUST

management fees and/or expense subsidizations, the Portfolio’s average annual total returns would have been lower, as indicated in parentheses.

The Lehman Brothers Mortgage-Backed Securities Index is a market capitalization-weighted index of 15-year and 30-year fixed-rate securities backed by the mortgage pools of the GNMA, the FNMA, and the FHLMC, and balloon mortgages with fixed-rate coupons. The Citigroup Mortgage-Backed Securities Index is an index of 30- and 15-year mortgage-related securities issued by U.S. government agencies. It gives a broad look at how mortgage-backed securities have performed. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

■ MAIL

■ TELEPHONE

  Gateway Center Three   100 Mulberry
Street Newark, NJ 07102

(800) 225-1852

PROXY VOTING

The Board of Trustees of The TARGET Portfolio Trust has delegated to the Trust’s investment advisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Trust. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at
http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Trust’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

TRUSTEES

David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn
• Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief
Legal Officer •
Deborah A. Docs, Secretary • Maryanne Ryan, Anti-Money Laundering Officer •
Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance
Officer

MANAGER

Prudential Investments LLC

Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISERS

Columbus Circle Investors LLC

Metro Center One Station Place Stamford, CT 06902

EARNEST Partners, LLC

75 14th Street Suite 2300 Atlanta, GA 30309

Hotchkis and Wiley Capital Management, LLC

725 S. Figueroa Street Suite 3900 Los Angeles, CA 90017

J.P. Morgan Investment Management Inc.

522 Fifth Avenue New York, NY 10036

Lazard Asset Management LLC

30 Rockefeller Plaza New York, NY 10112

NFJ Investment Group L.P.

2121 San Jacinto Suite 1840 Dallas, TX 75201

Oak Associates, Ltd.

3875 Embassy Parkway Suite 250 Akron, OH 44333

Pacific Investment Management Company LLC

840 Newport Center Drive Newport Beach, CA 92660

RS Investment Management, L.P.

388 Market Street Suite 1700 San Francisco, CA 94111

Wellington Management Company, LLP

75 State Street Boston, MA 02109

Westcap Investors, LLC

11111 Santa Monica Boulevard Suite 820 Los Angeles, CA 90025

DISTRIBUTOR

Prudential Investment Management Services LLC

Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN

The Bank of New York

One Wall Street New York, NY 10286

TRANSFER AGENT

Prudential Mutual Fund Services LLC

PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

757 Third Avenue New York, NY 10017

FUND COUNSEL

Shearman & Sterling LLP

599 Lexington Avenue New York, NY 10022

The TARGET Portfolio Trust

NASDAQ

CUSIP

NASDAQ

CUSIP

Large Capitalization Growth

TALGX

875921207

Large Capitalization Value

TALVX

875921108

Small Capitalization Growth

TASGX

875921405

Small Capitalization Value

TASVX

875921306

International Equity

TAIEX

875921504

International Bond

TIBPX

875921876

Total Return Bond

TATBX

875921884

Intermediate-Term Bond

TAIBX

875921801

Mortgage Backed Securities

TGMBX

875921702

U.S. Government Money Market

PUGXX

875921603

An investor should consider the investment objectives, risks, charges and expenses of a Portfolio carefully before investing. The prospectuses for the Portfolios contain this and other information about the Portfolios. An investor may obtain a prospectus by visiting our website at www.prudential.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Trust’s portfolios’ securities are for the period covered by this report and are subject to change thereafter.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders of the Trust can communicate directly with the Board of Trustees by writing to the Chair of the Board, The TARGET Portfolio Trust, PO Box 13964, Philadelphia, PA 19176. Shareholders can
communicate directly with an individual Trustee by writing to that Trustee at The TARGET Portfolio Trust, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

AVAILABILITY OF QUARTERLY
PORTFOLIO SCHEDULE

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for
the first and third quarters of each fiscal year on Form N-Q. The Trust Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust Forms N-Q may also be reviewed and copied at the Commission’s Public
Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Trust will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.prudential.com within 60 days after the end of the fiscal quarter.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY

MAY LOSE VALUE

ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

The TARGET Portfolio Trust

NASDAQ

CUSIP

NASDAQ

CUSIP

Large Capitalization Growth

TALGX

875921207

Large Capitalization Value

TALVX

875921108

Small Capitalization Growth

TASGX

875921405

Small Capitalization Value

TASVX

875921306

International Equity

TAIEX

875921504

International Bond

TIBPX

875921876

Total Return Bond

TATBX

875921884

Intermediate-Term Bond

TAIBX

875921801

Mortgage Backed Securities

TGMBX

875921702

U.S. Govt Money Market

PUGXX

875921603

TMF158E    IFS-A100968    Ed. 02/2005

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for
Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby
undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers.

Item 3
– Audit Committee Financial Expert –

The registrant’s
Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended December 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $196,200 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the
Registrant’s principal accountant during fiscal year ended December 31, 2003, so no information for that fiscal year is provided.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•

a review of the nature of the professional services expected to be provided,

•

a review of the safeguards put into place by the accounting firm to safeguard independence, and

•

periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•

Annual Fund financial statement audits

•

Seed audits (related to new product filings, as required)

•

SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•

Accounting consultations

•

Fund merger support services

•

Agreed Upon Procedure Reports

•

Attestation Reports

•

Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•

Tax compliance services related to the filing or amendment of the following:

•

Federal, state and local income tax compliance; and,

•

Sales and use tax compliance

•

Timely RIC qualification reviews

•

Tax distribution analysis and planning

•

Tax authority examination services

•

Tax appeals support services

•

Accounting methods studies

•

Fund merger support services

•

Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval

pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants
will not render services in the following categories of non-audit services:

•

Bookkeeping or other services related to the accounting records or financial statements of the Fund

•

Financial information systems design and implementation

•

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•

Actuarial services

•

Internal audit outsourcing services

•

Management functions or human resources

•

Broker or dealer, investment adviser, or investment banking services

•

Legal services and expert services unrelated to the audit

•

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund
Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the last fiscal year 2004 was $33,500. KPMG did not serve as the Registrant’s principal accountant during fiscal year 2003, so no information for that fiscal year is provided.

(h)
Principal Accountants Independence

Not applicable as
KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5
– Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not
applicable.

Item 9 – Purchases of Equity Securities by Closed-End
Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders:

On September 1, 2004, the Board of Trustees adopted the following nominations and communications policy:

Nominating and Governance Committee. The Nominating
and Governance Committee of the Board of Trustees is responsible for nominating trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The
Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act.

The Nominating and Governance Committee Charter is available on the Trust’s website at www.strategicpartners.com.

Selection of Trustee Nominees. The Nominating and
Governance Committee is responsible for considering nominees for trustees at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it

believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable
SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the
Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a trustee nominee
should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at The Target Portfolio Trust, P.O. Box 13964, Philadelphia, PA
19176. At a minimum, the recommendation should include:

•

the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•

a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•

any other information that the Trust would be required to include in a proxy statement concerning the person if he or she was nominated; and

•

the name and address of the person submitting the recommendation, together with the number of Trust shares held by such person and the period for which the shares have been held.

The recommendation also can
include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Trust’s investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Trust’s outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with Trustees

Shareholders of the Trust can communicate directly with the
Board of Trustees by writing to the Chair of the Board, The Target Portfolio Trust, P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that director at The Target Portfolio Trust,
P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual trustees are not screened before being delivered to the addressee.

Item 11 – Controls and Procedures

(a)
It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)
There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12 – Exhibits

(a)
Code of Ethics – Attached hereto

(b)
Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Target Portfolio Trust

By (Signature and Title)*

/s/ DEBORAH A. DOCS

Deborah A. Docs

Secretary

Date February 23, 2005

Pursuant to the requirements of the
Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/s/ JUDY A. RICE

Judy A. Rice

President and Principal Executive Officer

Date February 23, 2005

By (Signature and Title)*

/s/ GRACE C. TORRES

Grace C. Torres

Treasurer and Principal Financial Officer

Date February 23, 2005

*
Print the name and title of each signing officer under his or her signature.